Exhibit 2.1

EXECUTION VERSION

CONTRIBUTION AND EXCHANGE AGREEMENT

by and between

DORCHESTER MINERALS, L.P.

and

GEMINI 5 THIRTY, LP

November 22, 2021

This is not a binding offer or contract for the purchase or sale of any security, asset or other item. Moreover, this document does not in any way whatsoever obligate any of the parties to enter into any agreement or to proceed with any possible relationship or transaction. Each party may, in its sole discretion, reject any and all proposals and terminate discussions or negotiations regarding this document at any time for any or no reason. The terms and conditions set forth in this document are subject to negotiation, completion and incorporation into, and the execution by the parties of, a definitive agreement, and the approval of such definitive agreement by the persons or boards with governing authority over the actions of the Contributor and the Partnership, respectively.

TABLE OF CONTENTS

Page

ARTICLE 1. CLOSING; CONTRIBUTION		1
1.1	Closing	1
1.2	Contribution of the Properties	1
1.3	Excluded Properties	3
1.4	Consideration for the Properties	3
1.5	Instruments of Conveyance	4
1.6	Due Diligence	4
1.7	Defect Disputes	7
1.8	Special Warranty of Title	8
1.9	Settlement Statement	8
1.1	Tax Treatment	9

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP		10
2.1	Organization and Existence	10
2.2	Governing Documents	10
2.3	Capitalization of the Partnership	10
2.4	Authority Relative to this Agreement	11
2.5	Noncontravention	12
2.6	Governmental Approvals	12
2.7	Financial Statements; Controls and Procedures	12
2.8	Absence of Undisclosed Liabilities	13
2.9	Reserved	13
2.1	Compliance With Laws	13
2.11	Brokerage Fees	13
2.12	Listing; Trading	13
2.13	SEC Filings	14
2.14	Legal Proceedings	14
2.15	Bankruptcy	14
2.16	Qualification	15
2.17	Independent Evaluations	15

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR		15
3.1	Organization and Existence	15
3.2	Authority Relative to this Agreement	15
3.3	Noncontravention	16
3.4	Governmental Approvals	16
3.5	Reserved.	16
3.6	Absence of Undisclosed Liabilities	16
3.7	Absence of Certain Changes	16
3.8	Tax Matters	17
3.9	Compliance with Laws	17
3.1	Legal Proceedings	18
3.11	Written Notice	18
3.12	Commitments	18

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3.13	No Alienation	18
3.14	Basic Documents	18
3.15	Area of Mutual Interest and Other Agreements; Tax Partnerships	19
3.16	Payment of Expenses	19
3.17	Preferential Rights and Consents to Assign	19
3.18	No Participating Minerals	19
3.19	Brokerage Fees	19
3.2	Investment Intent	19
3.21	Disclosure	20
3.22	Independent Evaluations	20

ARTICLE 4. CONDUCT OF THE CONTRIBUTOR PENDING CLOSING; CERTAIN ACTIONS RELATING TO CLOSING		21
4.1	Conduct and Preservation of the Business of the Contributor	21
4.2	Restrictions on Certain Actions of the Contributor	21

ARTICLE 5. ADDITIONAL AGREEMENTS		22
5.1	Access to Information; Confidentiality	22
5.2	Notification of Certain Matters	22
5.3	Reasonable Best Efforts	22
5.4	Public Announcements	23
5.5	Amendment of Schedules	23
5.6	Fees and Expenses	23
5.7	Tax Disclosure	24
5.8	Post-Closing Assurances and Access to Records	24
5.9	NASDAQ Listing	24
5.1	SEC Reporting; Financial Statements	24

ARTICLE 6. CONDITIONS		25
6.1	Conditions to Obligations of the Parties	25
6.2	Conditions to Obligation of the Contributor	26
6.3	Conditions to Obligation of the Partnership	26

ARTICLE 7. PRODUCTION, PROCEEDS, EXPENSES AND TAX MATTERS		27
7.1	Division of Ownership	27
7.2	Division of Expenses	28
7.3	Recording and Transfer Expenses	28
7.4	Taxes	28
7.5	Casualty Loss	29
7.6	Agreed 704(c) Method	30

ARTICLE 8. TERMINATION		30
8.1	Termination	30
8.2	Effect of Termination	31
8.3	Remedies for Termination	31

ARTICLE 9. INDEMNIFICATION		32
9.1	Survival of Representations, Warranties, Covenants and Agreements	32
9.2	Assumed Obligations	32
9.3	Indemnification	33

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9.4	Indemnity Limitations	34
9.5	Indemnification Procedures	35

ARTICLE 10. MISCELLANEOUS		37
10.1	Notices	37
10.2	Entire Agreement	38
10.3	Binding Effect; Assignment; Third Party Benefit	38
10.4	Severability	38
10.5	Governing Law; Consent to Jurisdiction	38
10.6	Descriptive Headings	39
10.7	Gender	39
10.8	References	39
10.9	Counterparts	40
10.1	Amendment	40
10.11	Waiver	40

ARTICLE 11. DEFINITIONS		40
11.1	Certain Defined Terms	40
11.2	Certain Additional Defined Terms	47

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INDEX TO EXHIBITS AND SCHEDULES

Exhibits

Exhibit A-1	Fee Properties
Exhibit A-2	ORRI Properties
Exhibit A-3	NPRI Properties
Exhibit A-4	Wells
Exhibit A-5	Revenue Interests of Wells and Units; Allocated Values
Exhibit B	Instruments of Conveyance
Exhibit C	Excluded Properties
Exhibit D	Curative Instruments

Schedules
Partnership Schedules

Schedule 1.6(c)	Payment Amount
Schedule 1.8	Known Potential Defects
Schedule 2.5	Noncontravention
Schedule 2.8	Absence of Undisclosed Liabilities
Schedule 11.1(b)	Partnership Knowledge Persons

Contributor Schedules

Schedule 1.2	Excluded Payments and Proceeds
Schedule 3.3	Noncontravention
Schedule 3.10	Legal Proceedings
Schedule 11.1(a)	Contributor Knowledge Persons

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CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (“Agreement”) is executed as of November 22, 2021 by and between Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”) and Gemini 5 Thirty, LP, a Texas limited partnership (the “Contributor”).

W I T N E S S E T H:

WHEREAS, the Contributor owns certain interests in oil and gas properties, rights and related assets that are defined and described herein as the “Properties”;

WHEREAS, the Contributor desires to contribute the Properties to the capital of the Partnership in exchange for Common Units, as provided herein; and

WHEREAS, it is the desire of the parties hereto to set forth the specific terms and conditions of the foregoing;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1.

    CLOSING; CONTRIBUTION

1.1    Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Akin Gump Strauss Hauer & Feld LLP, 2300 North Field Street, Suite 1800, Dallas, Texas 75201, at 9:00 a.m., local time, on December 31, 2021, provided that the conditions to Closing set forth in Article 6 have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time or place or on such other date as the parties hereto shall agree (the “Closing Date”).

1.2    Contribution of the Properties. At the Closing, and on the terms and subject to the conditions set forth in this Agreement, the Contributor shall assign, transfer, deliver and convey (collectively, “transfer”), or cause to be transferred, to the Partnership, and the Partnership shall acquire from the Contributor, all of the following, (but excluding the Excluded Properties) (collectively, the “Properties”):

(a)    all of the Contributor’s undivided interests in and to the fee mineral interests applicable to Oil and Gas and Other Minerals in, on and under the properties, lands, rights and interests: (i) described in Exhibit A-1 attached hereto and made a part hereof, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “Fee Properties”);

(b)    the overriding royalty interests burdening Oil and Gas produced, saved or sold and: (i) more fully described on Exhibit A-2, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “ORRI Properties”);

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(c)    the non-participating royalty interests burdening Oil and Gas produced, saved or sold and: (i) more fully described on Exhibit A-3, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “NPRI Properties”);

(d)    other than proceeds of Production that are attributable to periods prior to the Reference Date and that are actually received by the Contributor prior to the Reference Date and other than as set forth on Schedule 1.2, the Contributor’s rights to receive revenues attributable to production from, and any other rights and benefits in any way related to the wells related to the Fee Properties, ORRI Properties and NPRI Properties, including, without limitation, the wells: (i) described on Exhibit A-4, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “Wells”, and together with the Fee Properties, the ORRI Properties and the NPRI Properties, the “Oil and Gas Assets”);

(e)    all of the Contributor’s benefits, claims, actions, causes of action and other rights as lessor under (or the assignee or transferee of any overriding royalty interests created from) any Oil and Gas Leases, regardless of whether the same arose on, before or after the Reference Date;

(f)    all of the Contributor’s interests in and to all Oil and Gas and/or Other Minerals unitization, lease pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the Units created thereby, as it relates to the Oil and Gas Assets;

(g)    all of the Contributor’s interests in and rights under all operating agreements, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the Oil and Gas Assets or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of Oil and Gas or Other Minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

(h)    all interests in all Oil and Gas and Other Minerals produced from or allocated to the Oil and Gas Assets and any products processed or obtained therefrom (collectively, the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after the Reference Date, other than proceeds of Production that are attributable to periods prior to the Reference Date and that are actually received by the Contributor prior to the Reference Date, other than as set forth on Schedule 1.2), and (ii) all liens and security interests securing payment of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Properties are located, or statutes made applicable to the Properties under federal law (or some combination of federal and state law);

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(i)    all interests in all payments received, or to be received, in lieu of production from the Oil and Gas Assets (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on, before or after the Reference Date, other than payments attributable to periods prior to the Reference Date that are actually received by the Contributor prior to the Reference Date and other than as set forth on Schedule 1.2), including, without limitation, (i) ”take or pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, (iii) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by the Contributor as a result of the Contributor (and/or its predecessors in title) taking or having taken less gas from lands covered by an Oil and Gas Asset, than its ownership of such property right or interest would entitle it to receive and (iv) shut-in rental or royalty payments;

(j)    to the extent legally transferable, all interests in all contract rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) related to the Oil and Gas Assets to the extent the same arose, and/or the events which gave rise to the same occurred on, before or after the Reference Date hereof, regardless of whether same arose under contract, the law or in equity;

(k)    without duplication of the proceeds from Production described in Section 1.2(h), an amount of cash in immediately available funds equal to all of the cash receipts from or attributed to the Properties that were received by the Contributor during the period beginning on the Reference Date and ending on the Closing Date (the “Contributed Cash”); provided, that checks or other payments set forth on Schedule 1.2 shall not be included in Contributed Cash; and

(l)    all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e., rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

1.3    Excluded Properties. Notwithstanding the foregoing, the Properties shall not include and there is excepted, reserved and excluded from the transaction contemplated hereby those properties and interests set forth on Exhibit C (collectively, the “Excluded Properties”).

1.4    Consideration for the Properties. The aggregate consideration for the contribution of the Properties shall be 1,580,000 Common Units (such Common Units, the “Base Subject Units” and, the Base Subject Units, as may be adjusted in accordance with the terms of and provisions of Section 1.6, collectively, the “Subject Units”). On the date of this Agreement, the Partnership shall designate American Stock Transfer and Trust Company (the “Exchange Agent”) for the purpose of issuing and delivering to the Contributor the Subject Units. The Subject Units will be issued under Registration Statements on Form S-4 (File Nos. 333-231841 and 333-256021) (together with any and all of the amendments and prospectus supplements thereto, the “Registration Statements”) that have been declared effective under the Securities Act. If the Closing occurs, the Contributed Cash shall be delivered to the Partnership, net of Taxes allocable to the Partnership in accordance with Article 7 but paid by the Contributor or any of its Affiliates prior to Closing (the “Closing Payment”).

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1.5    Instruments of Conveyance. In order to effectuate the transfer of the Properties contemplated by Section 1.2, at the Closing, the Contributor shall execute and deliver, or cause to be executed and delivered to the Partnership, dated as of the Closing Date but effective as of the Reference Date, the deeds and conveyances substantially in the form attached hereto as Exhibit B (the “Conveyances”) and such deeds (in reasonable and local customary form and describing the Properties) and other bills of sale, certificates of title and other documents or instruments of assignment, transfer, or conveyance as the Partnership shall reasonably deem necessary or appropriate to vest in or confirm to the Partnership good and marketable title to the Properties, which shall be transferred at Closing.

1.6    Due Diligence.

(a)    Inspection and Assertion of Defects. The Contributor shall make available to the Partnership all title opinions, supplemental title opinions and other title information relating to the Properties and in the possession or control of the Contributor or to which the Contributor has access. The Partnership may, to the extent it deems appropriate, conduct, at its sole cost, such title examination or investigation as it may choose to conduct with respect to the Properties. If any matter comes to the Partnership’s attention which would constitute a Defect, the Partnership may notify the Contributor of such determination at any time but no later than 5:00 p.m. Central Time on December 20, 2021 (“Defect Deadline”). Any such notice (each, a “Defect Notice”) shall be in writing and include: (x) the Oil and Gas Asset affected by such Defect, (y) the nature of such Defect and supporting documentation with respect thereto to the extent such documentation in the Partnership’s possession, and (z) the Partnership’s estimate of the reduction to the Base Subject Units attributable to such Defect. If either (i) except as otherwise set forth on Schedule 1.8, the Partnership had Knowledge of a Defect prior to the execution of this Agreement or (ii) any Defect Notice is not delivered prior to the Defect Deadline, Partnership shall thereafter be deemed to have forever waived and shall have no right to assert such Defects as the basis for an adjustment to the Base Subject Units under Section 1.6(b); provided, however, that, for the avoidance of doubt, in no event shall such waiver affect the Partnership’s rights under Article 9. To give the Contributor an opportunity to commence reviewing and curing Defects asserted by the Partnership, the Partnership shall use commercially reasonable efforts to give Contributor, on or before the end of every calendar week period prior to the Defect Deadline, written notice of all alleged Defects discovered by the Partnership (including its Affiliates or Representatives) during the preceding calendar week, which notice may be preliminary in nature and supplemented prior to the expiration of the Defect Deadline; provided, however, that no failure by the Partnership to provide such preliminary notice shall affect the Partnership’s rights (or otherwise give rise to any liability of the Partnership) hereunder. With respect to any Oil and Gas Asset subject to an asserted Defect whose asserted Defect Amount equals or exceeds fifty percent (50%) of the Allocated Value of such Oil and Gas Asset, Contributor may, but shall have no obligation to, elect to remove any such Oil and Gas Asset applicable to such Defect from the transactions contemplated by this Agreement by written notice to the Partnership delivered prior to Closing, in which case, the Base Subject Units shall be reduced by the Allocated Value of such removed Oil and Gas Asset and such removed Oil and Gas Asset shall be deemed an “Excluded Property” for purposes of this Agreement. Subject to Contributor’s removal right set forth in this Section 1.6(a), to the extent the Contributor does not cure the alleged Defect prior to Closing, the Base Subject Units shall be reduced at Closing by the Defect Amount asserted by the Partnership.

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(b)    Base Subject Unit Reduction. The reduction to the Base Subject Units resulting from a Defect shall be determined as follows (the “Defect Amount”):

(i)    if the Contributor and the Partnership agree on Defect Amount, that amount shall be the Defect Amount;

(ii)    if the Defect represents a discrepancy between (A) the Contributor’s actual Revenue Interest for any Well, well location or Unit and (B) the Revenue Interest stated on Exhibit A-5 for such Well, well location or Unit, then the Defect Amount shall be the product of the Allocated Value of such Oil and Gas Asset multiplied by a fraction, the numerator of which is the decrease between (x) the Revenue Interest for such Well, well location or Unit as stated on Exhibit A-5 and (y) the actual Revenue Interest held by the Contributor for such Well, well location or Unit, and the denominator of which is the Revenue Interest stated on Exhibit A-5 for such Well, well location or Unit;

(iii)     if the Defect represents an Encumbrance that is liquidated in amount, then the Defect Amount shall be equal to the amount necessary to remove such Defect from the Contributor’s interest in the affected Oil and Gas Asset;

(iv)     if the Defect is not of a type described in clauses (i), (ii) or (iii)  above, the Defect Amount shall be determined by taking into account the Allocated Value of the affected Oil and Gas Asset, the portion of such Oil and Gas Asset adversely affected by the Defect, the legal effect of the Defect, the potential economic effect of the Defect over the life of such Oil and Gas Asset, the values placed upon the asserted Defect by the Contributor and the Partnership and such other factors as are necessary to make a proper evaluation; and

(v)     notwithstanding anything herein to the contrary, there shall not be any adjustment to the Base Subject Units and the Partnership shall not be entitled to any further remedy under this Section 1.6 (i) with respect to any individual Defect having a Defect Amount less than 1,000 Base Subject Units (the “De Minimis Amount”), provided that if the same Defect affects multiple Oil and Gas Assets, the Defect Amount attributable thereto shall be aggregated for the purposes of determining whether the De Minimis Amount has been satisfied; and (ii) with respect to any Defects which exceed the De Minimis Amount, until the sum of all such Defect Amounts exceeds two percent (2.0%) of the Base Subject Units, and then only to the extent such amounts (excluding all Defect Amounts (1) attributable to Defects cured by the Contributor or (2) in respect of Oil and Gas Assets retained by Contributor pursuant to Section 1.6(a)) actually exceed, in the aggregate, two percent (2.0%) of the Base Subject Units (the “Title Deductible”); provided, further, that the aggregate of all Defect Amounts exceeding the De Minimis Amount shall be netted against the aggregate of all Benefit Amounts. For the avoidance of doubt, if Contributor elects to cure any Defect in accordance with Section 1.6(c), the Defect Amount relating to such Defect will be counted towards the Title Deductible at Closing, but if such Defect is ultimately cured after Closing, then the Defect Amount shall not count towards the Title Deductible.

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(c)    Cure. To the extent the Partnership delivers any Defect Notices in accordance with Section 1.6(a), then, subject to the De Minimis Amount and Title Deductible and the Contributor’s right to exclude such Oil and Gas Asset in accordance with Section 1.6(a), Contributor may, on or before the Closing Date, by giving written notice to Buyer prior to Closing, elect to cure any Defect on or before one hundred twenty (120) days after the Closing Date (the “Defect Cure Period”). If the Contributor has cured a Defect to the Partnership’s reasonable satisfaction prior to the Closing Date, the applicable Oil and Gas Asset shall be transferred at Closing to the Partnership and no adjustment to the Base Subject Units shall be made at Closing. If the Contributor elects to cure an alleged Defect in accordance with Section 1.6(a), but has not cured such Defect to the Partnership’s reasonable satisfaction prior to the Closing Date, the applicable Oil and Gas Asset shall be transferred at Closing to the Partnership and the Defect Amount asserted in good faith by the Partnership shall be used for the purposes of calculating the reduction to the Base Subject Units issued at Closing. Subject to the Contributor’s continuing right to dispute under Section 1.7, if prior to the expiration of the Defect Cure Period Contributor cures a Defect, then within five (5) days of such cure, (i) the Partnership shall issue to Contributor Common Units equal to the Defect Amount cured by Contributor and (ii) Contributor shall be entitled to receive, and the Partnership shall pay to Contributor, the Payment Amount with respect to such Common Units. If the Contributor is unable to cure a Defect prior to the expiration of the Defect Cure Period, then the Partnership shall not be required to issue any additional Common Units or make any additional payments in connection with such Defect.

(d)    Benefits. If Contributor or the Partnership obtains Knowledge after due inquiry of the direct reports of the individuals listed on Schedule 1.11(b) of any Benefit on or before the Defect Deadline, then the discovering party shall promptly after discovery (but in any event before the Defect Deadline) provide written notice to the other party of such Benefit. Such notice shall be in writing and include: (x) the Oil and Gas Asset affected by such Benefit, (y) the nature of such Benefit and supporting documentation with respect thereto, and (z) the discovering party’s estimate of the value attributable to such Benefit. With respect to each Oil and Gas Asset affected by a Benefit reported hereunder, an amount (the “Benefit Amount”) equal to the increase in the Allocated Value for such Oil and Gas Asset caused by such Benefit (calculated in a similar manner as the determination of Defect Amounts in accordance with the terms of Section 1.6(b), mutatis mutandis) will be determined and agreed to by the parties as soon as practicable. If, with respect to a Benefit, the parties have not agreed on the amount of the Benefit or have not otherwise agreed on the validity of such Benefit, the Contributor and the Partnership shall have the right to elect to have such Benefit Amount determined by a Title Arbiter pursuant to and in accordance with the provisions regarding a disputed Defect set forth in Section 1.7, mutatis mutandis. The Benefit Amount with respect to all Benefits shall be used solely to offset any reductions to the Base Subject Units as a result of the aggregate of all Defect Amounts. For the avoidance of doubt, the Benefit Amount shall in no event increase the initial amount of the Base Subject Units. Benefits shall also be subject to the De Minimis Amount and the Title Deductible.

If the sum of all Defect Amounts plus the sum of all Benefit Amounts results in the calculation of a fraction of a Common Unit, such sum shall be rounded down to the nearest full Common Unit.

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1.7    Defect Disputes. With respect to any alleged Defect, the Contributor and the Partnership shall in good faith attempt to agree on the existence and Defect Amount for all alleged Defects prior to the Closing. Representatives of the parties hereto, knowledgeable in title matters, shall meet for this purpose. If a disputed Defect or Defect Amount cannot be resolved prior to the Closing, the applicable Oil and Gas Asset shall be transferred at Closing to the Partnership and the Defect Amount asserted in good faith by the Partnership shall be used for all purposes at Closing. After Closing any party hereto may submit any such disputed Defects or Defect Amounts (or any dispute related to Contributor’s cure or alleged cure of a Defect pursuant to Section 1.6(c)) to be finally decided by the Title Arbiter in accordance with the procedures set forth in this Section 1.7, by providing a notice to the other party thereof (a “Dispute Notice”). If a party submits a Dispute Notice under this Section 1.7, then the parties shall submit each such unresolved dispute to a neutral Third Party title attorney with at least ten years’ experience rendering oil and gas title opinions in the state in which the applicable Oil and Gas Assets are located (such Person, a “Title Arbiter”). Unless otherwise agreed by the parties, all disputed Defect matters shall be resolved by a single Title Arbiter pursuant to a single, consolidated arbitration proceeding. The Title Arbiter shall be selected by mutual agreement of the parties, or absent such agreement, within ten (10) Business Days of becoming aware that such agreement cannot be made as to the selection of a Title Arbiter, then the parties shall each select a third party title attorney and such title attorneys together shall select such Title Arbiter, and if any party does not select a title attorney within ten (10) days of written demand therefor by the other party, then the title attorney selected by the other party shall be such Title Arbiter. No Title Arbiter shall have worked as an employee or outside counsel for the parties or their respective Affiliates during the ten-year period preceding the arbitration or have any financial interest in the dispute. Once appointed, the Title Arbiter shall have no ex parte communication with either party regarding the determination of the underlying dispute. The place of arbitration shall be Dallas, Texas, and any arbitration proceeding pursuant to this Section 1.7, shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association to the extent such rules do not conflict with the terms of this Section 1.7. The parties, within ten (10) days after the Title Arbiter is appointed, shall submit written summaries of their positions regarding each disputed matter. The Title Arbiter shall act as an expert for the limited purpose of determining the existence, scope and Defect Amount of a Defect, and may not award damages, interest or penalties to any party or assess any other matter. The Title Arbiter’s decision must be within the range of values assigned to each Defect by the Contributor and the Partnership. The parties shall instruct the Title Arbiter to, and such Title Arbiter shall, make a final determination of the existence, scope and defect amount of each Defect submitted to such Title Arbiter in accordance with the terms, guidelines and procedures set forth in this Agreement (which final determination shall be delivered by such Title Arbiter not more than twenty (20) days following submission of such disputed matters), and such determination by the Title Arbiter shall not be subject to court review or otherwise appealable, absent manifest error. The parties shall reasonably cooperate with the Title Arbiter during the term of its engagement. Each of the parties shall bear its own legal fees and other costs of presenting its case to the Title Arbiter. If the Title Arbiter rules in favor (or partially in favor) of the Contributor, within five (5) days of such ruling, (i) the Partnership shall issue to Contributor Common Units equal to the difference between: (A) the number of Common Units to which Contributor should have been entitled as determined by the Title Arbiter; minus (B) the number of Common Units that were issued at Closing, both (A) and (B) with respect to the disputed Oil and Gas Asset within five days of such ruling, and (ii) in addition, Contributor shall be entitled to receive, and the Partnership shall pay to Contributor, the Payment Amount with respect to such Common Units. If the Title Arbiter rules in favor (or partially in favor) of the Partnership, the Partnership shall not be required to issue the applicable Common Units nor shall the Partnership be required to make any additional payment related to such applicable Common Units.

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1.8    Special Warranty of Title. The Conveyances delivered at Closing will contain a special warranty of Defensible Title, effective as of Closing, whereby the Contributor shall warrant title to its interest in the Oil and Gas Assets unto the Partnership against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Contributor or the Specified Predecessors but not otherwise, subject, however, to the Permitted Encumbrances (the “Special Warranty”). No later than the date three (3) years after the Closing Date, the Partnership may furnish the Contributor a reasonably detailed written notice setting forth any matters which the Partnership intends to assert as a breach of the Special Warranty; provided, however, except as otherwise set forth in Schedule 1.8, the Partnership waives any breach of the Special Warranty to the extent the Partnership had Knowledge of such breach prior to the execution of this Agreement, and the Partnership shall be deemed to fully release and forever discharge the Contributor with respect to all Losses, known or unknown, with respect to such breaches. The Contributor shall have a reasonable opportunity, but not the obligation, to cure any alleged breach of such Special Warranty. The Partnership shall be deemed to have waived all breaches of the Contributor’s Special Warranty for which the Contributor has not received on or before the date three (3) years after the Closing Date a valid written notice thereof.

1.9    Settlement Statement.

(a)    Not later than two (2) Business Days prior to the Closing Date, the Contributor shall prepare and deliver to the Partnership a statement setting forth a good faith estimate and calculation of (i) the Closing Payment, and (ii) the number of Base Subject Units to be delivered to the Contributor at the Closing, after giving effect to all adjustments made pursuant to Section 1.6 (such matters, the “Settlement Matters” and such statement, the “Estimated Settlement Statement”). If the Partnership disputes any item in the Estimated Settlement Statement, the Partnership shall so notify the Contributor on or before one (1) Business Day prior to Closing and the Contributor and the Partnership shall use their commercially reasonable efforts to agree on the Estimated Settlement Statement, provided that if the Contributor and the Partnership cannot reach agreement prior to Closing, the Contributor’s good faith proposal with respect to such item shall control for purposes of the Estimated Settlement Statement.

(b)    Within sixty (60) days after the Closing Date, the Partnership shall prepare and deliver to the Contributor a statement setting forth its calculation of the Settlement Matters, including a calculation of the Closing Payment through the Closing and the Closing Payment True-up Amount (the “Closing Settlement Statement”). For purposes of this Section 1.9, the “Closing Payment True-up Amount” shall be the amount equal to the difference between the Closing Payment set forth on the Closing Settlement Statement and the Closing Payment set forth on the Estimated Settlement Statement.

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(c)    Within thirty (30) days of receiving the Closing Settlement Statement (the “Review Period”), the Contributor may object to the Closing Settlement Statement by delivering to the Partnership a written statement setting forth the Contributor’s objections in reasonable detail, indicating each disputed item or amount and the basis for the Contributor’s disagreement therewith (the “Statement of Objections”). If the Contributor fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Settlement Statement shall be deemed to have been accepted by the Contributor, and the amounts owed by one party to the other party shall be paid to such other party within five (5) Business Days thereof. If the Contributor delivers the Statement of Objections before the expiration of the Review Period, the Contributor and the Partnership shall negotiate in good faith to resolve such objections within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the matters set forth on the Closing Settlement Statement, with such changes as may have been previously agreed in writing by the Contributor and the Partnership, shall be final and binding.

(d)    If the Contributor and the Partnership fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts” and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of Weaver and Tidwell, L.L.P. or, if Weaver and Tidwell, L.L.P. is unable to serve, the Contributor and the Partnership shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants other than the Contributor’s accountants or Partnership’s accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Closing Settlement Statement. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Settlement Statement and the Statement of Objections, respectively. The fees and expenses of the Independent Accountant shall be paid fifty percent (50%) by the Contributor and fifty percent (50%) by the Partnership. The Independent Accountant shall make a determination as soon as practicable within thirty (30) days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Settlement Statement shall be conclusive and binding upon the parties hereto. Any amount owed by one party to the other party, as a result of a determination by the Independent Accountant or agreement of the parties, shall be paid to such other party within five (5) Business Days of such determination or agreement.

1.10    Tax Treatment. The Contributor and the Partnership agree that the transactions contemplated by this Agreement shall be treated for all federal and applicable state income Tax purposes as a contribution to capital under Section 721(a) of the Code (the “Tax Treatment”). The Contributor and the Partnership agree to file all Tax Returns in a manner consistent with the Tax Treatment, and neither the Contributor nor the Partnership shall take, or shall permit any Affiliate to take, any position inconsistent with such Tax Treatment on any Tax Return or otherwise, unless required to do so by Applicable Law or a “determination” within the meaning of Code Section 1313(a)(1).

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ARTICLE 2.

    REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

The Partnership represents and warrants to the Contributor that:

2.1    Organization and Existence. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Partnership has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted. The Partnership is duly qualified and in good standing to do business as a foreign limited partnership in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on the Partnership.

2.2    Governing Documents. The Partnership Agreement has been duly authorized, executed and delivered by the Partnership and is, and will be, a valid and legally binding agreement of, enforceable against the Partnership in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3    Capitalization of the Partnership.

(a)    All of the outstanding partner interests in the Partnership (including all Common Units) have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid and nonassessable. Dorchester Minerals Management LP, a Delaware limited partnership (the “Partnership GP”), is the sole general partner of the Partnership. On the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 35,404,774 Common Units. There are no classes of limited partner interests of the Partnership other than the Common Units.

(b)    The Subject Units (and the limited partner interests represented thereby), will be duly authorized in accordance with the Partnership Agreement, and, when issued and delivered to the Contributor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable and will be issued free and clear of any lien, claim or Encumbrance.

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(c)    Except as described in the SEC Filings, the Subject Units and any other Common Units issued in connection with the transactions contemplated hereby or as described in the Partnership Agreement, as of the date hereof (i) there are no preemptive rights or other similar rights with respect to interests in the Partnership, (ii) there are no appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, or commitments or other rights or contracts of any kind or character relating to or entitling any Person to purchase or otherwise acquire any partner interests in the Partnership or requiring the Partnership to issue, transfer, convey, assign, redeem or otherwise acquire or sell any partner interests in the Partnership, (iii) there are no equity holder agreements, voting agreements, proxies, or other similar agreements or understandings with respect to the interests in the Partnership, and (iv) there are no restrictions upon the voting or transfer of, any interests in the Partnership, in each case, pursuant to any agreement or instrument to which the Partnership is a party or by which it may be bound. Neither the offering nor the sale of the Subject Units, as contemplated by this Agreement, gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership. Except for the Subject Units or as described in the Partnership Agreement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Common Units or other securities of the Partnership are outstanding.

(d)    The Subject Units when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Partnership Agreement. The Partnership has all requisite power and authority to issue, sell and deliver the Subject Units in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement. As of the Closing Date, all partnership action for the authorization, issuance, sale and delivery of the Subject Units shall have been validly taken, and no other authorization by any of such parties is required therefore.

(e)    The issuance of the Subject Units to the Contributor will be registered pursuant to the Registration Statements, which have been declared effective by the SEC. As of the date hereof, no stop order suspending the effectiveness of the Registration Statements has been issued, and no proceeding in connection with the suspension of the effectiveness of the Registration Statements has been initiated or, to the Knowledge of the Partnership, threatened by the SEC or any other Governmental Entity. Any certificate or certificates evidencing the Subject Units (or book-entry representation of the same) shall not contain any legend (or other restriction) restricting the sale or transfer of the Subject Units.

2.4    Authority Relative to this Agreement. The Partnership has full partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Partnership of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the Partnership GP, and no other partnership proceedings on the part of the Partnership are necessary to authorize the execution, delivery and performance by the Partnership of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Partnership and constitutes, and each other agreement, instrument or document executed or to be executed by the Partnership in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by the Partnership and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Partnership enforceable against the Partnership in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

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2.5    Noncontravention. Except as otherwise indicated on Schedule 2.5, the execution, delivery and performance by the Partnership of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (a) conflict with or result in a violation of any provision of the Partnership Agreement or the certificate of limited partnership of the Partnership, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which the Partnership is a party or by which the Partnership or any of its properties may be bound, (c) result in the creation or imposition of any Encumbrance upon the properties of the Partnership or (d) assuming compliance with the matters referred to in Section 2.6, violate any Applicable Law binding upon the Partnership, except, in the case of clauses (b), (c) and (d) of this Section 2.5, for any such conflicts, violations, defaults, terminations, cancellations, accelerations or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership.

2.6    Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by the Partnership in connection with the execution, delivery or performance by the Partnership of this Agreement or the consummation by it of the transactions contemplated hereby, other than (a) as set forth on Schedule 2.6, (b) filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (c) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership.

2.7    Financial Statements; Controls and Procedures.

(a)    Each of the consolidated financial statements (including any notes thereto) contained in the SEC Filings, as amended, supplemented or restated, if applicable, (the “Partnership Financial Statements”) (y) have been prepared from the books and records of the Partnership in accordance with GAAP (except as may be indicated in the notes thereto or the omission of notes to the extent permitted by Regulation S-K or, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), and (z) accurately and fairly present, in all material respects, the Partnership’s consolidated financial position as of the respective dates thereof and its consolidated results of operations and cash flows for the periods then ended in accordance with GAAP (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments). Based on an annual evaluation of disclosure controls and procedures, the Partnership has not advised by its independent auditors of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership.

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(b)    The Partnership has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to give reasonable assurance that information relating to the Partnership required to be disclosed in the SEC Filings is recorded, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is communicated to the Partnership’s management, and the Partnership has established and maintained a system of internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of the Partnership’s financial reporting and the preparation of the Partnership’s financial statements for external purposes in accordance with GAAP.

(c)    The Partnership and, to the Knowledge of the Partnership, the directors and officers of the Partnership general partner, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

2.8    Absence of Undisclosed Liabilities. To the Knowledge of the Partnership, as of the date of this Agreement, the Partnership has no liability or obligation with respect to the property held by the Partnership (whether accrued, absolute, contingent, unliquidated or otherwise), except (a) liabilities described in the notes accompanying the Partnership Financial Statements, (b) liabilities which have arisen since December 31, 2020 in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (c) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (d) liabilities disclosed on Schedule 2.8 and (e) other liabilities which, in the aggregate, are not material to the Partnership.

2.9    Reserved.

2.10    Compliance With Laws. To the Knowledge of the Partnership, the Partnership has complied in all material respects with all Applicable Laws relating to the business of the Partnership. The Partnership has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that the Partnership has not so complied. The Partnership has not been charged or, to the Knowledge of the Partnership, threatened with, or under investigation with respect to, any material violation of any Applicable Law relating to any aspect of the business of the Partnership.

2.11    Brokerage Fees. Other than Anderson King Energy Consultants, LLC, the Partnership has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby. The Contributor is not required to pay any costs, fees or expenses payable to Anderson King Energy Consultants, LLC.

2.12    Listing; Trading.

(a)    The outstanding Common Units are listed for trading on the NASDAQ Global Select Market and the Partnership has not received any notice of delisting or non-compliance with listing or governance rules or regulations of such exchange. The Partnership has taken no action that is designed to terminate the registration of the Common Units under the Exchange Act.

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(b)    No judgment, order, ruling, decree, injunction, or award of any securities commission or similar securities regulatory authority or any other Governmental Entity, or of the NASDAQ Stock Exchange, preventing or suspending trading in any securities of the Partnership has been issued, and no proceedings for such purpose are pending or, to the Knowledge of the Partnership, contemplated or threatened.

2.13    SEC Filings. Since January 1, 2020, the Partnership has timely filed or furnished with the Securities and Exchange Commission (the “SEC”) all forms, reports, schedules, statements, and other documents required to be filed or furnished by it under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and all other federal securities laws. All forms, reports, schedules, statements, and other documents (including all amendments thereto) filed or furnished by the Partnership with the SEC since such date (including the Registration Statements) are herein collectively referred to as the “SEC Filings.” The Partnership has delivered or made available to the Contributor accurate and complete copies of all the SEC Filings in the form filed or furnished by the Partnership with the Securities and Exchange Commission. The SEC Filings, at the time filed or furnished (or became effective in the case of registration statements and the Registration Statements) or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, complied in all material respects with all applicable requirements of federal securities laws. None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed or furnished (or became effective in the case of registration statements and the Registration Statements) or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. All material contracts of the Partnership have been included in the SEC Filings, except for those contracts not required to be filed pursuant to the rules and regulations of the SEC. The Partnership shall deliver or make available to the Contributor as soon as they become available accurate and complete copies of all forms, reports, and other documents furnished by it to its limited partners generally or filed by it with the SEC subsequent to the date hereof and prior to the Closing Date. The Partnership is eligible to use Form S-4 for the issuance of the Subject Units.

2.14    Legal Proceedings. Except as disclosed in the SEC Filings, there are no Proceedings pending or, to the Knowledge of the Partnership, threatened against or involving the Partnership or its properties or assets that would be required to be disclosed in the SEC Filings. The Partnership is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which would affect or which could reasonably be expected to affect the Partnership’s ability to consummate the transactions contemplated hereby. There are no Proceedings pending or, to the Knowledge of the Partnership, threatened against the Partnership or its properties or assets, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect the Partnership’s ability to consummate the transactions contemplated hereby.

2.15    Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending against, or, to the Knowledge of the Partnership, being contemplated by, or threatened against the Partnership. The Partnership is, and, assuming the accuracy of the representations and warranties in Article 3, will be immediately after giving effect to the transactions contemplated by this Agreement, solvent.

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2.16    Qualification. As of Closing, the Partnership will be qualified to own the Properties in the jurisdictions where the Properties are located.

2.17    Independent Evaluations. THE PARTNERSHIP AND ITS AFFILIATES HAVE INSPECTED AND CONDUCTED SUCH INDEPENDENT REVIEW, INVESTIGATION AND ANALYSIS (FINANCIAL AND OTHERWISE) OF THE PROPERTIES AND ANY OIL AND GAS LEASE AS DESIRED BY THE PARTNERSHIP. THE PARTNERSHIP ACKNOWLEDGES THAT THE PARTNERSHIP AND ITS REPRESENTATIVES HAVE BEEN PROVIDED ACCESS TO THE PERSONNEL, PREMISES AND RECORDS OF THE CONTRIBUTOR AND TO THE PROPERTIES. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE CONTRIBUTOR IN THIS AGREEMENT OR IN THE CONVEYANCES OR ANY CERTIFICATE FURNISHED OR TO BE FURNISHED TO THE PARTNERSHIP PURSUANT TO THIS AGREEMENT, THE PARTNERSHIP REPRESENTS AND ACKNOWLEDGES THAT (A) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AS TO THE PROPERTIES OR PROSPECTS THEREOF, AND (B) THE PARTNERSHIP HAS NOT RELIED UPON ANY ORAL OR WRITTEN INFORMATION PROVIDED BY THE CONTRIBUTOR.

ARTICLE 3.

    REPRESENTATIONS AND WARRANTIES
OF THE CONTRIBUTOR

The Contributor hereby represents and warrants to the Partnership as follows:

3.1    Organization and Existence. The Contributor is duly organized, validly existing and in good standing under the laws of the State of Texas. The Contributor has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses as presently conducted. The Contributor is duly qualified and in good standing to do business in each jurisdiction in which the conduct or nature of its businesses or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on the Contributor, the Properties or any Oil and Gas Lease.

3.2    Authority Relative to this Agreement. The Contributor has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Contributor of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action, and no other proceedings are necessary to authorize the execution, delivery and performance by the Contributor of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby. This Agreement and each of the other Transaction Documents to which it is a party has been duly executed and delivered by the Contributor and constitutes, or when executed will be, duly executed and delivered by the Contributor and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Contributor enforceable against the Contributor in accordance with its respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

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3.3    Noncontravention. Except as otherwise indicated on Schedule 3.3, the execution, delivery and performance by the Contributor of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in a violation of any provision of the governing instruments of the Contributor, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which the Contributor is a party or by which the Contributor or any of the Properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Properties or (iv) assuming compliance with the matters referred to in Section 3.4, violate any Applicable Law binding upon the Contributor.

3.4    Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by the Contributor in connection with the execution, delivery or performance by the Contributor of this Agreement or the other Transaction Documents to which it is a party or the consummation by it of the transactions contemplated hereby or thereby, other than filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby.

3.5    Reserved.

3.6    Absence of Undisclosed Liabilities. The Contributor has never had any operations or activities, other than with respect to the ownership and management of the Properties. To the Knowledge of the Contributor: (a) the Contributor has no liability or obligation with respect to the Properties, except liabilities specifically identified in this Agreement (including without limitation the schedules to this Agreement), and (b) the Contributor has not received prepayments (including, without limitation, payment for gas not taken pursuant to “take or pay” or similar arrangements) for any oil or gas produced from the Properties as a result of which the obligation does or may exist to deliver oil or gas produced from the Properties after the Reference Date without then receiving full payment thereof or to make repayments in cash.

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3.7    Absence of Certain Changes. As of the date of this Agreement, since the Reference Date, (a) there has not been any Material Adverse Effect on the Contributor, the Properties or, to the Knowledge of the Contributor, on any Oil and Gas Lease, or any event or condition that might reasonably be expected to result in any Material Adverse Effect on the Contributor, the Properties or, to the Knowledge of the Contributor, on any Oil and Gas Lease, (b) the businesses of the Contributor has been conducted only in its ordinary course of business, (c) the Contributor has not incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business with respect to the Properties, (d) the Contributor has not suffered any material loss, damage, destruction or other casualty to any of the Properties (whether or not covered by insurance), (e) the Contributor has not taken any of the actions set forth in Section 4.2 except as permitted thereunder and (f) to the Knowledge of the Contributor, the Oil and Gas Leases have not suffered any material loss, damage, destruction or other casualty.

3.8    Tax Matters. As of the Closing Date, all Tax Returns required to be filed with respect to the Properties, including those relating to Asset Taxes and any other Taxes imposed on or with respect to the Properties and any production therefrom (but excluding for purposes of this Section 3.8 income Tax Returns of the Contributor that are federal or that follow federal income tax principles), required to be filed by the Contributor, have been timely filed (taking into account any extension of time to file granted or obtained) with the applicable Taxing authority, all such Tax Returns are true, correct and complete in all material respects, and all Taxes required to be shown thereon have been timely and properly paid in full. The Contributor has complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes to the extent relating to the Properties, and has duly and timely withheld and paid over to the appropriate Taxing authority all amounts required to be so withheld and paid under all applicable Laws. There are no Encumbrances for Taxes (other than for Permitted Encumbrances) upon any of the Properties. There has been no issue raised or adjustment proposed (and to the Knowledge of the Contributor, none is pending) by the IRS or any other Taxing authority in connection with any of such Tax Returns, nor has the Contributor received any written notice from the IRS or any such other Taxing authority that any such Tax Return is being audited or may be audited or examined. The Contributor has not agreed to the extension or waiver of any statute of limitations on the assessment or collection of any such Tax or with respect to any such Tax Return. The Contributor is not a “foreign person” within the meaning of Section 1445 (or similar provisions) of the Code. No assets comprising the Properties is (a) subject to a tax partnership agreement or (b) otherwise treated as an interest in a “partnership” as defined in Section 761 of the Code. All income derived from operation of the Properties constitutes “royalty” or “overriding royalty” income (within the meaning of Section 512(b)(2) of the Code) and is “qualifying income” (within the meaning of Section 7704(d) of the Code). The information provided in the Tax Basis Schedule is (or will be upon completion) true, complete and correct in all material respects. The acquisition and purchase of the Properties will not cause the Partnership to be liable as a successor or transferee by statute, contract or otherwise for any Taxes for which the Contributor is responsible.

3.9    Compliance with Laws. To the Knowledge of the Contributor, the Contributor has complied in all material respects with all Applicable Laws relating to the ownership of the Properties. The Contributor has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that the Contributor has not so complied. The Contributor has not, and to the Knowledge of the Contributor, the Lessees have not, been charged or, to the Knowledge of the Contributor, threatened with, or under investigation with respect to, any material violation of any Applicable Law relating to any aspect of the ownership or operation of the Properties.

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3.10    Legal Proceedings. Except as disclosed on Schedule 3.10, there are no Proceedings pending or, to the Knowledge of the Contributor, threatened against or involving the Contributor, the Properties, the Oil and Gas Leases or the rights of the Contributor with respect to the Properties. The Contributor is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to materially affect title to or the value of any of the Properties. There are no Proceedings pending or, to the Knowledge of the Contributor, threatened against the Contributor or the Properties (or any Oil and Gas Lease), seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect the Contributor’s ability to consummate the transactions contemplated hereby.

3.11    Written Notice. The Contributor has not received any written notice from any Governmental Entity, and no Proceeding is pending or, to the Knowledge of the Contributor, threatened with respect to any alleged failure by the Contributor or the Lessees to have any Permit the absence of which would have a Material Adverse Effect on the Contributor, the Properties or the Oil and Gas Leases. The Contributor has not received any written notice of any investigation or inquiry regarding the Properties from any Governmental Entity under any Applicable Environmental Law.

3.12    Commitments. The Contributor has incurred no expenses, and have made no commitments to make expenditures (and the Contributor has not entered into any agreements that would obligate the Partnership to make expenditures), in connection with (and no other obligations or liabilities have been incurred which would adversely affect) the ownership or operation of the Properties after the Closing Date.

3.13    No Alienation. Within 120 days of the date hereof, the Contributor has not sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, the Properties.

3.14    Basic Documents. To the Knowledge of the Contributor:

(a)     (i) The Contributor is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under any Basic Documents, and (ii) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists under any Basic Documents, to the extent such breach or default (whether by the Contributor or such third party) could reasonably be expected to have a Material Adverse Effect on the Properties after the Closing Date;

(b)    All payments (including all delay rentals, royalties and shut-in royalties) owing under Basic Documents have been and are being made (timely, and before the same became delinquent) by third parties where the non-payment of same by a third party could materially and adversely affect the ownership, exploration, development, operation, maintenance, value or use of any of the Properties after the Closing Date.

For the purposes of the representations contained in this Section 3.14 (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of the Contributor or any Lessee under a Basic Document, shall be considered material.

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3.15    Area of Mutual Interest and Other Agreements; Tax Partnerships. No Property is subject to an area of mutual interest agreements related to the Properties or any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments of the Properties, or any portion thereof, not yet made, or could earn additional assignments after the Closing Date. No Properties are subject to (or has related to it) any tax partnership.

3.16    Payment of Expenses. To the Knowledge of the Contributor, all expenses relating to the ownership of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by the Contributor, except such expenses as are disputed in good faith by the Contributor and for which an adequate accounting reserve has been established by the Contributor.

3.17    Preferential Rights and Consents to Assign. To the Knowledge of the Contributor, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for the Contributor to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of the Contributor.

3.18    No Participating Minerals. The Properties do not include any unleased or other mineral interest where the Contributor has agreed (or is otherwise required) to bear a share of drilling, operating or other costs as a participating mineral owner including, without limitation, to the Knowledge of Contributor, any circumstance where the Contributor is an unleased or non-participating cotenant.

3.19    Brokerage Fees. Other than Seaport Global Securities LLC, the Contributor has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby. The Partnership is not required to pay any costs, fees or expenses payable to Seaport Global Securities LLC.

3.20    Investment Intent. The Contributor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

(a)    The Contributor is acquiring the Subject Units for its own account for investment and not with a view to, or for sale or other disposition in connection with, any public distribution of all or any part thereof.

(b)    The Contributor has carefully reviewed this Agreement, the SEC Filings, the Partnership Agreement and other documentation relating to the Partnership and has had such opportunity as deemed necessary by the Contributor and its advisors and Affiliates to ask questions of the Partnership and their Affiliates, officers and employees to enable the Contributor to make an informed investment decision concerning the receipt of the Subject Units pursuant to the transactions contemplated by this Agreement, the operation of the Partnership, and the investment risks associated with the Contributor’s investment in the Partnership.

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(c)    The Contributor, by entering into this Agreement, (i) requests admission as a limited partner of the Partnership and agrees to comply with, and be bound by, and hereby executes, the Partnership Agreement, (ii) represents and warrants that the Contributor has all right, power and authority and the capacity necessary to enter into the Partnership Agreement, (iii) appoints the general partner of the Partnership and, if a liquidator shall be appointed, the liquidator of the Partnership as the Contributor’s attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto necessary or appropriate for the Contributor’s admission as a limited partner and as a party to the Partnership Agreement, (iv) gives the power of attorney provided for in the Partnership Agreement and (v) makes the waivers and gives the consents and approvals contained in the Partnership Agreement.

3.21    Disclosure. The Contributor has provided the Partnership with a copy of all Records that the Contributor has received since January 1, 2019 and any other filings, pleadings and other files relating to any litigation relating to the Properties (including the settlement thereof).

3.22    Independent Evaluations. THE CONTRIBUTOR AND ITS REPRESENTATIVES HAVE UNDERTAKEN AN INDEPENDENT INVESTIGATION OF THE PARTNERSHIP AND THE SUBJECT UNITS. THE CONTRIBUTOR IS EXPERIENCED AND KNOWLEDGEABLE IN THE OIL AND GAS INVESTMENT BUSINESS AND ARE AWARE OF THE RISKS OF THAT BUSINESS. IN ENTERING INTO THIS AGREEMENT, THE CONTRIBUTOR HAS RELIED SOLELY UPON ITS OWN INVESTIGATION AND ANALYSIS AND THE SPECIFIC REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP SET FORTH IN ARTICLE 2 OF THIS AGREEMENT, AND THE CONTRIBUTOR:

(a)    ACKNOWLEDGES AND AGREES THAT IT HAS NOT BEEN INDUCED BY AND HAS NOT RELIED UPON ANY REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY THE PARTNERSHIP OR ANY OF ITS AFFILIATES OR REPRESENTATIVES THAT ARE NOT EXPRESSLY SET FORTH IN ARTICLE 2 OF THIS AGREEMENT, WHETHER OR NOT ANY SUCH REPRESENTATIONS, WARRANTIES OR STATEMENTS WERE MADE IN WRITING OR ORALLY; AND

(b)    ACKNOWLEDGES AND AGREES THAT NONE OF THE PARTNERSHIP OR ANY OF ITS AFFILIATES OR REPRESENTATIVES MAKES OR HAS MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY OF THE INFORMATION PROVIDED OR MADE AVAILABLE TO THE CONTRIBUTOR OR ITS REPRESENTATIVE, INCLUDING ANY INFORMATION, DOCUMENT OR MATERIAL PROVIDED OR MADE AVAILABLE, OR STATEMENTS MADE, TO THE CONTRIBUTOR OR ITS REPRESENTATIVES IN DATA ROOMS, MANAGEMENT PRESENTATIONS OR SUPPLEMENTAL DUE DILIGENCE INFORMATION PROVIDED TO THE CONTRIBUTOR OR ITS REPRESENTATIVES IN CONNECTION WITH DISCUSSIONS OR ACCESS TO MANAGEMENT OF THE PARTNERSHIP OR ANY OF ITS AFFILIATES OR REPRESENTATIVES OR IN ANY OTHER FORM IN EXPECTATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

CONFIDENTIAL

ARTICLE 4.

    CONDUCT OF THE CONTRIBUTOR PENDING CLOSING;
CERTAIN ACTIONS RELATING TO CLOSING

4.1    Conduct and Preservation of the Business of the Contributor. The Contributor hereby covenants and agrees with the Partnership that, except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Contributor (a) shall conduct its operations according to the ordinary course of business and in material compliance with all Applicable Laws and (b) shall use its Reasonable Best Efforts to preserve, maintain and protect the Properties.

4.2    Restrictions on Certain Actions of the Contributor. Except as otherwise expressly provided in this Agreement, prior to the Closing Date, the Contributor shall not, without the consent of the Partnership:

(a)    mortgage or pledge any of the Properties or create or suffer to exist any Encumbrance thereupon, other than Permitted Encumbrances;

(b)    sell, lease, transfer or otherwise dispose of, directly or indirectly, any of the Properties, except in the ordinary course of business;

(c)    amend, modify or change any existing lease or contract with respect to the Properties, other than in the ordinary course of the business;

(d)    waive, release, grant or transfer any rights of value relating to the Properties, other than in the ordinary course of business;

(e)    delay payment of any account payable or any known or accrued liability relating to the Properties beyond the earlier of thirty (30) days or its due date or the date when such liability would have been paid in the ordinary course of business, unless such delay is due to a good faith dispute as to liability or amount;

(f)    permit any current insurance or reinsurance or continuation coverage to lapse if such policy insures risks, contingencies or liabilities (including product liability) related to the Properties other than in connection with any advance renewal or replacement of an existing insurance policy;

(g)    except as set forth in this Section 4.2, take any action that would make any of the representations or warranties of the Contributor untrue as of any time from the date of this Agreement to the Closing Date, or would result in any of the conditions set forth in this Agreement not being satisfied;

(h)    merge into or with or consolidate with any other Person or acquire all or substantially all of the business or assets of any other Person; or

(i)    agree in writing or otherwise to take any of the actions described in this Section 4.2.

CONFIDENTIAL

ARTICLE 5.

    ADDITIONAL AGREEMENTS

5.1    Access to Information; Confidentiality. The Contributor hereby agrees to provide the Partnership copies of the Records (a) in its possession or control, or (b) received by it subsequent to the date hereof and prior to the Closing Date as soon as reasonably practicable after the date of receipt of such Records. From the date hereof through the Closing, the Contributor shall afford the Partnership and their representatives reasonable access to the offices and personnel of the Contributor, and to the Properties and the Records during normal business hours, in order that the Partnership may have a full opportunity to make such investigations as it desires with respect to the Properties; provided that such investigation shall be upon reasonable prior notice and shall not unreasonably disrupt the personnel and operations of the Contributor or impede the efforts of the Contributor to comply with their other obligations under this Agreement. Until the Closing occurs, each party shall hold in confidence all such information, including the Records, on the terms and subject to the conditions contained in that certain Confidentiality Agreement dated September 17, 2021 by and between the Partnership and the Contributor, which shall terminate, as of the Closing. From and after the Closing, the Contributor shall, and shall cause its Affiliates to, hold, and shall use its Reasonable Best Efforts to cause its or their respective directors, managers, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person (“Representatives”) to hold, in confidence any and all confidential or proprietary information, whether written or oral, concerning the Properties or the Partnership (“Confidential Information”), except to the extent that the Contributor can show that such information (a) is generally available to and known by the public through no fault of the Contributor, any of its Affiliates or their respective Representatives; or (b) is lawfully acquired by the Contributor, any of its Affiliates or their respective Representatives from and after the Closing from sources that are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If the Contributor or any of its Affiliates or their respective Representatives are compelled to disclose any Confidential Information by judicial or administrative process or by other requirements of Applicable Law, the Contributor shall promptly notify (if legally permissible) the Partnership in writing and shall disclose only that portion of such Confidential Information that the Contributor is advised by its counsel is legally required to be disclosed, provided that the Contributor shall use Reasonable Best Efforts (at the Partnership’s expense) to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

5.2    Notification of Certain Matters. Each party shall give prompt notice to the other parties of (a) any fact or circumstance that would be likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect and (b) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The delivery of any notice pursuant to this Section 5.2 shall not be deemed to (i) modify the representations or warranties hereunder of the party delivering such notice, (ii) modify the conditions set forth in Article 6 or (iii) limit or otherwise affect the remedies available hereunder to any party receiving such notice.

CONFIDENTIAL

5.3    Reasonable Best Efforts. Each party hereto agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its Reasonable Best Efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the transactions contemplated by this Agreement, including, without limitation, (a) cooperating in determining whether any other consents, approvals, orders, authorizations, waivers, declarations, filings or registrations of or with any Governmental Entity or third party are required in connection with the consummation of the transactions contemplated hereby, (b) using its Reasonable Best Efforts to obtain any such consents, approvals, orders, authorizations and waivers and to effect any such declarations, filings and registrations, (c) using its Reasonable Best Efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (d) using its Reasonable Best Efforts to defend, and to cooperate in defending, all lawsuits or other Proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and (e) executing of any additional instruments necessary to consummate the transactions contemplated hereby.

5.4    Public Announcements. The Partnership may from time-to-time make such press releases or otherwise make public statements with respect to this Agreement of the transactions contemplated hereby as the Partnership deems appropriate, in its sole discretion. The Contributor shall not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Partnership.

5.5    Amendment of Schedules. Each party hereto agrees that, with respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing right (but not the obligation) until the Closing to create new, or correct, supplement, or amend existing, Schedules to its representations and warranties with respect to any matters hereafter arising or discovered which, if existing or known as of the date of this Agreement or thereafter, would have been required to be set forth or described in such Schedules. For purposes of determining whether the conditions set forth in Section 6.2(a) and Section 6.3(a) have been fulfilled, the Schedules to the Contributor’s representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by the Contributor after execution of this Agreement and at or prior to Closing; provided, however, if Closing shall occur, then all matters disclosed pursuant to any such new Schedule or addition, supplement, or amendment to an existing Schedule that would have resulted in the conditions set forth in Section 6.2(a) or Section 6.3(a), as appropriate, not being satisfied delivered after execution of this Agreement and at or prior to Closing shall be waived by the party receiving such new Schedule, addition, supplement or amendment for all purposes of this Agreement and the party receiving such new Schedule, addition, supplement or amendment shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article 9) or otherwise.

5.6    Fees and Expenses. All fees and expenses, including fees and expenses of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense, whether or not the Closing shall have occurred.

CONFIDENTIAL

5.7    Tax Disclosure. Except as reasonably necessary to comply with applicable securities laws and notwithstanding anything in this Agreement to the contrary or in any other agreement to which the Partnership or the Contributor are bound, the parties hereto (and each employee, representative, or other agent of any of the parties) are expressly authorized to disclose to any and all persons, without limitation of any kind, the U.S. federal income “tax treatment” and “tax structure” (as those terms are defined in Sections 1.6011-4(c)(8) and (9) of the Treasury Regulations, respectively) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such parties relating to such “tax treatment” and “tax structure” of the transactions contemplated by this Agreement. For these purposes, “tax structure” is limited to facts relevant to the U.S. federal income tax treatment of the transaction described herein.

5.8    Post-Closing Assurances and Access to Records. After the Closing, the Contributor and the Partnership shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereunto. After the Closing, the Contributor shall grant the Partnership and its authorized representatives reasonable access (including copying privileges at the Contributor’s sole cost and expense) during the Contributor’s normal business hours to all Records of the Contributor pertaining to the Properties and not included in the Properties, where such Records may be located for the purpose of prosecuting or defending claims, lawsuits or other Proceedings, for audit purposes, or to comply with legal process, rules, regulations or orders of any board, agency, tribunal or government.

5.9    NASDAQ Listing. The Partnership shall cause the Subject Units to be approved for listing on the NASDAQ Global Select Market by the Closing Date.

5.10    SEC Reporting; Financial Statements. The Contributor acknowledges that the Partnership may be required to include certain financial information relating to the Properties for periods prior to the Closing Date (“Financial Statements”) in documents filed with the SEC by the Partnership pursuant to the Securities Act or the Exchange Act, and that such Financial Statements may be required to be audited. In that regard, from the date hereof until six months after the Closing Date, the Contributor and its Affiliates shall, at the Partnership’s sole cost and expense, reasonably cooperate with the Partnership, and provide the Partnership reasonable access during normal business hours to such records and personnel of the Contributor and its Affiliates as the Partnership may reasonably request to enable the Partnership, and its representatives and accountants to, at the Partnership’s sole cost and expense, create and audit any Financial Statements that the Partnership deems necessary to comply with its obligations under the Securities Act or the Exchange Act; provided, for the avoidance of doubt, that the Partnership shall be responsible for engaging any consultants and external auditor necessary to prepare and audit the Financial Statements. The Contributor shall consent to the inclusion or incorporation by reference of the Financial Statements in any registration statement, report or other document of the Partnership to be filed with the SEC in which the Partnership reasonably determines that the Financial Statements are required to be included or incorporated by reference to satisfy any rule or regulation of the SEC or to satisfy relevant disclosure obligations under the Securities Act or the Exchange Act. Upon request of the Partnership or any of its Affiliates, the Contributor shall use its commercially reasonable efforts to cause the external audit firm that audits the Financial Statements to consent to the inclusion or incorporation by reference of its audit opinion with respect to the audited Financial Statements in any such registration statement, report or other document. The Contributor shall (i) use its commercially reasonable efforts to provide the Partnership, its Affiliates and their independent accountants with access to any audit work papers of the Contributor’s independent accountants and (ii) shall provide the Partnership, its Affiliates and their independent accountants with access to any management representation letters provided by the Contributor to the Contributor’s independent accountants.

CONFIDENTIAL

Notwithstanding the foregoing, (x) all of the information provided by the Contributor pursuant to this Section 5.10 is given without any representation or warranty, express or implied, and no Contributor Indemnified Party shall have any liability or responsibility with respect thereto, (y) nothing in this Section 5.10 shall expand Contributor’s representations, warranties, covenants or agreements set forth in this Agreement or give any Partnership Indemnified Party or any third party any rights or remedies to which it is not expressly entitled hereunder and (z) the Partnership will make commercially reasonable efforts to minimize any disruption associated with the cooperation contemplated by the Contributor or its Affiliates or their respective personnel hereby. No such cooperation by Contributor shall be required to the extent it would cause a violation of Applicable Law. The Partnership will promptly reimburse the Contributor for any documented third party costs and expenses incurred by the Contributor and its Affiliates in complying with the provisions of this Section 5.10.

ARTICLE 6.

CONDITIONS

6.1    Conditions to Obligations of the Parties. The obligations of the parties to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)    Legal Proceedings. No preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Entity, and no statute, rule, regulation, or executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby; and no Proceeding by a Governmental Entity shall have been commenced or threatened (and be pending or threatened on the Closing Date) against the Partnership, the Contributor or the Properties, or any of their respective Affiliates, associates, directors, or officers seeking to prevent or challenging the transactions contemplated hereby.

(b)    Consents. All consents, approvals, orders, authorizations and waivers of, and all declarations, filings and registrations with, third parties (including Governmental Entities) required to be obtained or made by or on the part of the parties hereto, or otherwise reasonably necessary for the consummation of the transactions contemplated hereby, shall have been obtained or made, and all thereof shall be in full force and effect at the time of Closing.

(c)    Effectiveness of Registration Statements. The Registration Statements shall have remained effective as of the Closing Date, and no stop order suspending the effectiveness of the Registration Statements shall have been issued, and no proceeding for that purpose shall have been initiated or, to the Knowledge of the Partnership, threatened by the SEC or any other Governmental Entity.

CONFIDENTIAL

6.2    Conditions to Obligation of the Contributor. The obligation of the Contributor to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)    Representations and Warranties. All the representations and warranties of the Partnership contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects (other than any representation or warranty containing any “material,” “materiality” or “Material Adverse Effect” qualification, which shall be true and correct in all respects) on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (other than any representation or warranty containing any “material,” “materiality” or “Material Adverse Effect” qualification, which shall be true and correct in all respects) as of such specified date.

(b)    Covenants and Agreements. The Partnership shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)    No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the Partnership.

(d)    Certificates. The Contributor shall have received (i) a certificate from the Partnership, dated the Closing Date, representing and certifying that the conditions set forth in Section 6.1 and Section 6.2 have been fulfilled, (ii) a certificate as to the incumbency of the officer(s) executing this Agreement on behalf of the Partnership, and (iii) a certificate of non-foreign status from the Partnership meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2).

(e)    Subject Units. The Contributor shall have received evidence from the Partnership’s transfer agent and registrar of Common Units of the issuance of the Subject Units in book-entry form, which shall be listed on the NASDAQ Global Select Market.

(f)    Fourth Quarter Distribution. The Partnership shall not have declared a distribution to its Common Unit holders with respect to the fourth quarter of calendar year 2021, or set a record date with respect to such distribution that is on or prior to the Closing Date.

6.3    Conditions to Obligation of the Partnership. The obligation of the Partnership to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)    Representations and Warranties. All the representations and warranties of the Contributor contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects (other than any representation or warranty containing any “material,” “materiality” or “Material Adverse Effect” qualification, which shall be true and correct in all respects) on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (other than any representation or warranty containing any “material,” “materiality” or “Material Adverse Effect” qualification, which shall be true and correct in all respects) as of such specified date.

CONFIDENTIAL

(b)    Covenants and Agreements. The Contributor shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)    No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the Properties.

(d)    Certificates. The Partnership shall have received (i) a certificate from the Contributor, dated the Closing Date, representing and certifying that the conditions set forth in Section 6.1 and Section 6.3 have been fulfilled, (ii) a certificate as to the incumbency of the officer(s) executing this Agreement on behalf of the Contributor and (iii) a certificate of non-foreign status from the Contributor meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2).

(e)    Conveyances. The Contributor shall have: (i) executed and delivered to the Partnership the Conveyances and such deeds (in reasonable and local customary form and describing the transferred Properties) and other bills of sale, certificates of title and other documents or instruments of assignment, transfer, or conveyance as the Partnership shall reasonably deem necessary or appropriate to vest in or confirm to the Partnership good and marketable title to such Properties, which shall be transferred at the Closing, and (ii) executed and delivered (or caused to be executed and delivered) the Curative Instruments.

(f)    Contributed Cash. The Contributor shall have delivered the Closing Payment to the Partnership.

(g)    Records. The Contributor shall have delivered a copy of the Records to the Partnership.

ARTICLE 7.

    PRODUCTION, PROCEEDS, EXPENSES AND TAX MATTERS

7.1    Division of Ownership. After the Closing, all Production from the Properties, together with (a) the proceeds of such Production and any other amounts attributable to the Properties and (b) any other proceeds received by the Contributor attributable to the Properties, from whatever source, including, without limitation, any bonuses, delay rentals, royalty payments, overriding royalty payments and shut-in royalty payments, other than proceeds attributable to checks or other payments that are actually received prior to the Reference Date, other than as set forth on Schedule 1.2) (collectively herein called the “Partnership-Entitled Production and Proceeds”), shall be owned by the Partnership, and should the Contributor receive payment for any such Partnership-Entitled Production and Proceeds, the Contributor shall within five (5) Business Days after the end of each calendar month during which any such payments are received, either endorse and deliver to the Partnership any checks or other payments received by the Contributor attributable to such Partnership-Entitled Production and Proceeds or transfer any cash proceeds by wire transfer to an account designated by the Partnership. The Partnership shall prepare letters in lieu of division or transfer orders and at Closing the Contributor shall execute and deliver such letters in lieu to each purchaser of production from the Oil and Gas Assets. In the event such letters cannot reasonably be delivered at Closing, the Contributor shall cooperate with the Partnership in delivering such letters after Closing.

CONFIDENTIAL

7.2    Division of Expenses. Except as otherwise provided in Section 7.4, all costs and expenses incurred in connection with the Properties prior to the Reference Date shall be borne and timely paid by the Contributor.

7.3    Recording and Transfer Expenses. The Partnership shall pay all costs of recording and filing (a) the assignments delivered hereunder for the Properties, (b) all state, federal and Indian transfer and assignment documents, (c) all applications and other documents required for the transfer of permits and operatorship of the Properties, and (d) all other instruments.

7.4    Taxes.

(a)    Tax Related Indemnity Payments. The Contributor shall timely pay all Excluded Taxes and shall indemnify and hold the Partnership harmless from all Excluded Taxes.

(b)    Transfer Taxes. The Partnership shall be responsible for and shall pay 100% of all Transfer Taxes when due. The Partnership and the Contributor shall cooperate to obtain all available exemptions from the foregoing Transfer Taxes.

(c)    Apportionment of Taxes. Subject to the second to last sentence of this Section 7.4(c), Contributor shall bear all Asset Taxes for any Pre-Reference Date Tax Period, and the Partnership shall bear all Asset Taxes for any Post-Reference Date Tax Period. If any Asset Tax (or Asset Tax refund) relates to a period that begins before and ends after the Reference Date, the Contributor and the Partnership shall use the following conventions for determining the portion of such Asset Tax (or Asset Tax refund) that relates to a Pre-Reference Date Tax Period and which relates to a Post-Reference Date Tax Period: (A) Asset Taxes that are attributable to the severance or production of hydrocarbons shall be deemed allocated to the period in which associated revenues, net of severance or production taxes, are received; (B) in the case of Asset Taxes that are property or ad valorem Taxes and other similar Taxes imposed on a periodic basis, the amount of such Taxes (or Tax refunds) attributable to the Pre-Reference Date Tax Period shall be determined by multiplying such Taxes for the entire period by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Reference Date and the denominator of which is the number of calendar days in the entire period, and the remaining amount of such Taxes (or Tax refunds) shall be attributable to the Post-Reference Date Tax Period; and (C) in the case of all other Asset Taxes, the amount of Asset Taxes (or Asset Tax refunds) attributable to the Pre-Reference Date Tax Period shall be determined as if a separate return was filed for the period ending as of the end of the day on the Reference Date using a “closing of the books methodology,” and the remaining amount of the Taxes (or Tax refunds) for such period shall be attributable to the Post-Reference Date Tax Period; provided, however, that for purposes of clause (C), exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be apportioned between the Pre-Reference Date Tax Period and the Post-Reference Date Tax Period in proportion to the number of days in each such period. Notwithstanding anything above in this Section 7.4(c), the Partnership shall bear all Pre-Closing Transferred Proceeds Asset Taxes. For the avoidance of doubt, the Contributor shall bear (X) all Income Taxes attributable to the Properties for all Pre-Closing Date Tax Periods and (Y) all Income Taxes imposed by Applicable Law on the Contributor or its direct or indirect owners resulting from the transactions contemplated by this Agreement.

CONFIDENTIAL

(d)    Tax Returns. The Contributor shall be responsible for the preparation and timely filing of any Asset Taxes Tax Returns relating to the ownership and operation of the Properties that are due on or before the Closing Date. The Partnership shall be responsible for the preparation and timely filing of any Asset Taxes Tax Returns relating to the ownership and operation of the Properties that are due after the Closing Date. For the avoidance of doubt, this Section 7.4(d) shall not establish who bears any Taxes, which is as set forth in Section 7.4(c).

(e)    Tax Refunds. All refunds or credits for Taxes for any Excluded Tax shall be for the sole benefit of the Contributor; provided, however, that to the extent the Partnership incurs an Excluded Tax and is not indemnified for such Excluded Tax, refunds or credits of such Excluded Tax shall be for the sole benefit of the Partnership. To the extent that the Partnership receives a refund or credit that is for the benefit of the Contributor, the Partnership shall promptly pay such refund or the value of the credit (net of all out of pocket expenses and costs and Taxes incurred in obtaining such refund) to the Contributor. All refunds or credits for Taxes relating to the Properties for a Post-Reference Date Tax Period that are not Excluded Taxes shall be for the sole benefit of the Partnership. To the extent that the Contributor receive a refund or credit for a Tax that is for the benefit of the Partnership, the Contributor shall promptly pay such refund or the value of the credit (net of all reasonable out of pocket expenses and costs and Taxes incurred in obtaining such refund) to the Partnership.

(f)    Tax Cooperation. Until the expiration of the applicable statute of limitations for any period that includes the Closing Date, the Partnership and the Contributor shall (i) assist in the preparation and timely filing of any Tax Return (including any claim for a Tax refund) relating to the Properties; (ii) assist in any audit or other proceeding with respect to Taxes or Tax Returns relating to the Properties; (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns relating to the Properties; (iv) provide any information required to allow the other party to comply with any information reporting or withholding requirements contained in the Code or other applicable Tax Laws; and (v) provide certificates or forms, and timely execute any Tax Return that are necessary or appropriate to establish an exemption for (or reduction in) any Transfer Tax. Without limiting the foregoing, within 30 days following the Closing, the Contributor shall provide to the Partnership a schedule that sets forth the adjusted tax basis in each of the Properties (as determined immediately prior to Closing) (the “Tax Basis Schedule”).

7.5    Casualty Loss. If any Casualty Loss occurs prior to the Closing, the Contributor shall (a) transfer the affected Property to the Partnership at Closing, notwithstanding such Casualty Loss, (b) transfer all unpaid insurance proceeds, claims, awards, and other payments arising out of such Casualty Loss to the Partnership and (c) transfer to the Partnership an amount equal to all cash sums, if any, paid to the Contributor prior to Closing as insurance proceeds, awards or other payments arising out of such Casualty Loss.

CONFIDENTIAL

7.6    Agreed 704(c) Method. For purposes of Section 704(c) of the Code and the Treasury Regulations thereunder, the Partnership shall use a Section 704(c) method in respect of the Properties consistent with the Partnership’s historical and past practices applicable to contributed properties; provided, however, that (i) the Partnership makes no representation or warranty to the Contributor that such method is correct or appropriate for any purpose, (ii) the foregoing shall not limit or restrict the ability of the Partnership to settle or compromise any Tax matter, and (iii) the foregoing shall not apply to the extent a change in Applicable Law after the date hereof would make such method improper for U.S. federal income tax purposes.

ARTICLE 8.

TERMINATION

8.1    Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

(a)    By unanimous written consent of the parties hereto;

(b)    By the Contributor or the Partnership, if:

(i)

The Closing shall not have occurred on or before December 31, 2021, unless such failure to close shall be due to a material breach of this Agreement by the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(i); or

(ii)

There shall be any Applicable Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable;

(c)    By the Contributor, if there has been a breach by the Partnership of any representation, warranty or covenant contained in this Agreement that has prevented or would prevent the satisfaction of any condition to the obligations of the Contributor to consummate the transactions contemplated hereby set forth in Section 6.2 and, if such breach is of a character that it is capable of being cured, such breach has not been cured by the Partnership within thirty (30) days after delivery of notice thereof from the Contributor; provided that the Contributor shall not be entitled to terminate this Agreement pursuant to this Section 8.1(c) if the Contributor is then in material breach of this Agreement;

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(d)    By the Partnership, if there has been a breach by the Contributor of any representation, warranty or covenant contained in this Agreement that has prevented or would prevent the satisfaction of any condition to the obligations of the Partnership to consummate the transactions contemplated hereby set forth in Section 6.3 and, if such breach is of a character that it is capable of being cured, such breach has not been cured by the Contributor within thirty (30) days after delivery of notice thereof from the Partnership; provided that the Partnership shall not be entitled to terminate this Agreement pursuant to this Section 8.1(d) if the Partnership is then in material breach of this Agreement.

(e)    By the Contributor or the Partnership if the aggregate amount of Defect Amounts asserted by the Partnership in good faith exceeds ten percent (10%) of the Base Subject Units.

8.2    Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1 by the Partnership or the Contributor, written notice thereof shall forthwith be given to the Partnership or the Contributor, as applicable, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and, subject to Section 8.3, there shall be no liability hereunder on the part of any party hereto or the general partner of the Partnership, or any of their respective directors, managers, officers, employees, shareholders, unitholders, partners or representatives, except that the agreements contained in this Article 8 and Article 10 shall survive the termination hereof. Nothing contained in this Section 8.2 shall otherwise relieve any party from liability for Losses actually incurred as a result of any breach of this Agreement.

8.3    Remedies for Termination.

(a)    Partnership Breach; Contributor Remedies. If the Contributor is entitled to terminate this Agreement pursuant to Section 8.1(c), and each of the conditions contained in Section 6.3 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then the Contributor shall have the right, as its sole and exclusive remedy and in lieu of all other Losses to terminate this Agreement pursuant to Section 8.1(c) and, in connection therewith, receive as liquidated damages (and not as a penalty) free and clear of any claims thereon by the Partnership hereunder, an amount equal to $500,000.00. The Contributor hereby expressly waives any and all other remedies to which it may have otherwise been entitled hereunder, at law, in equity or otherwise. The parties acknowledge that the extent of damages to the Contributor occasioned by such default, failure, inability, or refusal by the Partnership would be impossible or extremely impractical to ascertain and that $500,000.00 is a fair and reasonable estimate of such damages under the circumstances.

(b)    Contributor Breach; Partnership Remedies. If the Partnership is entitled to terminate this Agreement pursuant to Section 8.1(d), and each of the conditions contained in Section 6.2 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then the Partnership shall have the right, as its sole and exclusive remedy and in lieu of all other Losses, to elect to either (i) terminate this Agreement pursuant to Section 8.1(d) and, in conjunction therewith, seek and receive any and all Losses to which Partnership may be entitled hereunder, at law or in equity, or (ii) seek and receive specific performance of the Contributor hereunder, without posting any bond or the necessity of proving the inadequacy as a remedy of monetary damages.

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(c)    Termination for other Reasons. If this Agreement is terminated for any reason other than as set forth in Section 8.1(c) or Section 8.1(d), then the parties shall have no liability or obligation hereunder as a result of such termination.

ARTICLE 9.

    INDEMNIFICATION

9.1    Survival of Representations, Warranties, Covenants and Agreements. All of the representations and warranties of the Partnership in Article 2 shall survive the Closing and continue in full force and effect through and including the date that is eighteen (18) months immediately following the Closing; provided, that the representations and warranties in Section 2.1 (Organization and Existence), Section 2.2 (Governing Documents), Section 2.3(a) Section 2.3(b) and Section 2.3(d) (Capitalization of the Partnership), Section 2.4 (Authority Relative to this Agreement), Section 2.5 (Noncontravention), Section 2.6 (Governmental Approvals) and Section 2.11 (Brokerage Fees) (the “Partnership Fundamental Representations”) shall survive indefinitely. All of the representations and warranties of the Contributor in Article 3 shall survive the Closing and continue in full force and effect through and including the date that is eighteen (18) months immediately following the Closing; provided, that the representations and warranties in (i) Section 3.1 (Organization and Existence), Section 3.2 (Authority Relative to this Agreement), Section 3.3 (Noncontravention), Section 3.4 (Governmental Approvals) and Section 3.19 (Brokerage Fees) (the “Contributor Fundamental Representations”) shall survive indefinitely and (ii) Section 3.8 (Tax Matters) shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All covenants and agreements of the parties in Article 5 shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations. All other covenants and agreements of the parties (i) that are required to be performed entirely at or prior to Closing shall survive the Closing for twelve (12) months and (ii) that are required to performed after the Closing shall survive until fully performed. The indemnities in Section 9.3(a)(3) shall survive for the full period of all applicable statues of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. The indemnities in Section 9.3(b)(3) shall survive for the full period of all applicable statues of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All other indemnities herein other than those in Section 9.3(a)(3) and Section 9.3(b)(3) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to the indemnification thereto (as specified herein), in each case. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

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9.2    Assumed Obligations. From and after the Closing, the Partnership shall assume and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid and discharged) all obligations and Losses with respect to the Properties whether attributable to periods of time on, before or after the Reference Date (all such obligations and Losses, the “Assumed Obligations”); provided, however, that the Assumed Obligations shall not include any obligations and Losses with respect to: (a) the employment relationship of the Contributor or any of its Affiliates and any of their past or present employees, (b) the overpayment or mispayment of revenues or royalties prior to the Reference Date, (c) any operations conducted by the Contributor or any of its Affiliates prior to the Reference Date, (d) general or administrative expenses of the Contributor or any of its Affiliates prior to the Reference Date, (e) any matter that is scheduled or should have been included on Schedule 3.10, (f) the gross negligence or willful misconduct of the Contributor or any of its Affiliates, (g) any costs or expenses payable by or on behalf of the Contributor or any of its Affiliates prior to the Reference Date (clauses (a) through (g), collectively, the “Retained Obligations”), or (h) the breach by the Contributor of any of its representations, warranties or covenants hereunder (and for the avoidance of doubt, clause (h) is not a Retained Obligation).

9.3    Indemnification.

(a)    Subject to Section 9.1, the Contributor hereby agrees to indemnify, defend and hold the Partnership and its Affiliates and their respective directors, managers, officers, employees, stockholders, unitholders, members, partners, agents, attorneys, representatives, successors and assigns (collectively, the “Partnership Indemnified Parties”) harmless from and against, and pay to the applicable Partnership Indemnified Parties the amount of, any and all losses, liabilities, claims, obligations, deficiencies, demands, judgments, damages (excluding any punitive, exemplary, special or other similar damages that are not the natural, probable and reasonably foreseeable result of the underlying breach, default, failure or event, unless such damages are required to be paid to a third party pursuant to a third party claim), interest, fines, penalties, claims, suits, actions, causes of action, assessments, awards, costs and expenses (including costs of investigation and defense and attorneys’ and other professionals’ fees and the cost of enforcing any right to indemnification hereunder), whether or not involving a third party claim (individually, a “Loss” and, collectively, “Losses”) of (1) any breach of or default in any representation or warranty of the Contributor set forth in Article 3; (2) any failure by the Contributor to perform any covenant or obligation set forth in this Agreement which is not cured; and (3) any of the Retained Obligations. THE FOREGOING ASSUMPTIONS AND INDEMNIFICATIONS SHALL APPLY WHETHER OR NOT SUCH LOSSES, LIABILITIES, CLAIMS, OBLIGATIONS, DEFICIENCIES, DEMANDS, JUDGMENTS, DAMAGES, INTEREST, FINES, PENALTIES, CLAIMS, SUITS, ACTIONS, CAUSES OF ACTION, ASSESSMENTS, AWARDS, COSTS, EXPENSES OR ANY DIMINUTION IN VALUE ARISE OUT OF (1) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, BUT EXPRESSLY NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF ANY PARTNERSHIP INDEMNIFIED PARTY, OR (2) STRICT LIABILITY. THE FOREGOING IS A SPECIFICALLY BARGAINED FOR ALLOCATION OF RISK AMONG THE PARTIES, WHICH THE PARTIES AGREE AND ACKNOWLEDGE SATISFIES THE EXPRESS NEGLIGENCE RULE AND CONSPICUOUSNESS REQUIREMENT UNDER TEXAS LAW.

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(b)    Subject to Section 9.1, the Partnership hereby agrees to indemnify, defend and hold the Contributor and its Affiliates and their respective stockholders, unitholders, directors, managers, employees, members, partners, agents, attorneys, representatives, successors and permitted assigns (collectively, the “Contributor Indemnified Parties”) harmless from and against, and pay to the Contributor Indemnified Parties the amount of, any and all Losses: (1) any breach of or default in any representation or warranty of the Partnership set forth in this Agreement; (2) any failure by the Partnership to perform any covenant or obligation set forth in this Agreement; (3) any of the Assumed Obligations and (4) any Taxes allocable to the Partnership pursuant to Article 7. Notwithstanding anything herein to the contrary, in no event shall the Partnership have any obligations under this Section 9.1(b) for any matter if the Contributor has any obligation under Section 9.1(a) for such matter.

(c)    From and after the Closing, the remedies set forth in this Article 9 shall, except with respect to claims or causes of action arising from Fraud, willful misconduct or the Special Warranty, provide the sole and exclusive remedies of the parties arising out of, in connection with, relating to or arising under this Agreement or instrument delivered pursuant hereto. The parties acknowledge and agree that, except with respect to claims or causes of action arising from Fraud or the Special Warranty, from and after the Closing the remedies available in this Article 9 supersede (and each party waives and releases) any other remedies available at law or in equity against the other parties including rights of rescission, rights of contribution and claims arising under applicable statutes.

(d)    The right to indemnification or any other remedy (whether based on representations, warranties, covenants and agreements in the Transaction Documents or otherwise) shall not be affected by any investigation conducted at any time, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date (whether with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement or otherwise). The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements.

9.4    Indemnity Limitations.

(a)    Notwithstanding anything to the contrary contained in this Agreement, the Contributor shall not have any liability for any indemnification under Section 9.3(a)(1): (1) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds an amount equal to $50,000 (the “Threshold”), (2) until and unless the aggregate amount of all Losses under Section 9.3(a)(1) for which claim notices are timely delivered by the Purchaser exceeds an amount equal to $500,000 (the “Deductible”) and (3) for any aggregate Losses under Section 9.3(a)(1) in excess of $8,000,000 (the “Cap”), provided that the Contributor’s indemnity obligations under Section 9.3(a)(1) solely with respect to the breach of any Contributor Fundamental Representations, Section 9.3(a)(2) or Section 9.3(a)(3) shall not be limited by this Section 9.4(a).

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(b)    Notwithstanding anything to the contrary contained in this Agreement, the Partnership shall not have any liability for any indemnification under Section 9.3(b)(1): (1) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds an amount equal to the Threshold, (2) until and unless the aggregate amount of all Losses under Section 9.3(b)(1) for which claim notices are timely delivered by the Contributor exceeds an amount equal to the Deductible and (3) for any aggregate Losses under Section 9.3(b)(1) in excess of the Cap, provided that the Partnership’s indemnity obligations under Section 9.3(b)(1) solely with respect to the breach of any Partnership Fundamental Representations, Section 9.3(b)(2) or Section 9.3(b)(3) shall not be limited by this Section 9.4(b).

(c)    To the extent that any Losses that are subject to this Article 9 are covered by insurance, the indemnified party shall seek recovery under such insurance to the same extent as it would if such Loss were not subject to this Article 9. The obligation of the indemnifying party to the indemnified party against any Losses under this Article 9 shall be reduced by the amount of any insurance proceeds that the indemnified party has actually received (net of reasonable out of pocket expenses incurred in obtaining such recovery, any deductible or self-insured retention and the amount of any retrospective or other current increase in the premiums) from insurers or other third parties with respect to such Losses. If an indemnified party has received any payment for such Loss under this Article 9 from the indemnifying party and then receives such proceeds, such indemnified party shall pay such proceeds to such indemnifying party within ten (10) Business Days after the receipt thereof; provided, however, that such payment to the indemnifying party shall not exceed the amount of such payment by the indemnifying party for such Loss.

(d)    In all cases in which a Person is entitled to be indemnified in accordance with this Agreement, such party shall be under a duty to take all commercially reasonable measures to mitigate all Losses; provided, however, that such party shall not be required to commence or participate in any litigation or offer or grant any accommodation (material or otherwise) to any third parties.

(e)    No Losses may be claimed under Section 9.3(a) by the Partnership Indemnified Parties to the extent such Losses were taken into account pursuant to Section 1.6(b), or are otherwise recovered under any other remedy provided in this Agreement. No Losses may be claimed under Section 9.3(b) by the Contributor Indemnified Parties to the extent such Losses were taken into account pursuant to Section 1.6(c) or Section 1.7 or are otherwise recovered under any other remedy provided in this Agreement.

(f)    For the purposes of this Article 9, the representations and warranties in this Agreement (other than the Contributor Fundamental Representations, the Partnership Fundamental Representations and those representations and warranties set forth in Section 3.7(a) or Section 3.14(b)) shall be deemed to have been made without references to the terms “material,” “materiality,” “Material Adverse Effect” or similar qualifications as to materiality contained in any such representation or warranty.

9.5    Indemnification Procedures.

(a)    A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party from whom indemnification is sought; provided that failure to so notify the indemnifying party shall not preclude the indemnified party from any indemnification which it may claim in accordance with this Article 9.

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(b)    If any indemnified party receives notice of the assertion or commencement of any action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a representative of the foregoing (a “Third Party Claim”) against such indemnified party with respect to which the indemnifying party is obligated to provide indemnification under this Agreement, the indemnified party shall give the indemnifying party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the indemnifying party of its indemnification obligations, except and only to the extent that the indemnifying party forfeits rights or defenses by reason of such failure. The indemnifying party shall have the right to participate in, or by giving written notice to the indemnified party, to assume the defense of any Third Party Claim at the indemnifying party's expense and by the indemnifying party's own counsel, and the indemnified party shall cooperate in good faith in such defense; provided, that if the indemnifying party is the Contributor, such indemnifying party shall not have the right to defend or direct the defense of any such Third Party Claim that seeks an injunction or other equitable relief against the indemnified party. In the event that the indemnifying party assumes the defense of any Third Party Claim, subject to Section 9.7(c), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the indemnified party. The indemnified party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the indemnifying party's right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the indemnified party, provided, that if in the reasonable opinion of counsel to the indemnified party, (A) there are legal defenses available to an indemnified party that are different from or additional to those available to the indemnifying party; or (B) there exists a conflict of interest between the indemnifying party and the indemnified party that cannot be waived, the indemnifying party shall be liable for the reasonable fees and expenses of counsel to the indemnified party in each jurisdiction for which the indemnified party determines counsel is required. If the indemnifying party elects not to compromise or defend such Third Party Claim, fails to promptly notify the indemnified party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the indemnified party may, subject to Section 9.3(c), pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim.

(c)    Notwithstanding any other provision of this Agreement, the indemnifying party shall not enter into settlement of any Third Party Claim without the prior written consent of the indemnified party, except as provided in this Section 9.7(c). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the indemnified party and provides, in customary form, for the unconditional release of each indemnified party from all liabilities and obligations in connection with such Third Party Claim and the indemnifying party desires to accept and agree to such offer, the indemnifying party shall give written notice to that effect to the indemnified party. If the indemnified party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the indemnified party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the indemnifying party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the indemnified party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the indemnifying party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the indemnified party has assumed the defense pursuant to Section 9.7(b), it shall not agree to any settlement without the written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed).

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ARTICLE 10.

    MISCELLANEOUS

10.1    Notices. All notices, requests, demands and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by electronic mail transmission, with read receipt requested, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

(i)	If to the Contributor:

Gemini 5 Thirty LP

P.O. Box 891

Midland, Texas 79702

Attention: MGM Oil and Gas Company

Email: mgmoilandgas@gmail.com

with a copy to (which shall not constitute notice):

Porter Hedges LLP

1000 Main, 36th Floor

Houston, Texas 77002

Attention: E. James Cowen and James T. Thompson

Email:         jcowen@porterhedges.com and

jthompson@porterhedges.com

(ii)    If to the Partnership:

Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219

Attention: William Casey McManemin

Email: kcmcmail@msn.com

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with a copy to (which shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

2300 North Field Street, Suite 1800

Dallas, Texas 75201

Attention: Jesse E. Betts

Email: jbetts@akingump.com

Such notices, requests, demands and other communications shall be effective (x) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (y) if mailed, the date of delivery as shown by the return receipt therefor or (z) if sent by electronic mail transmission, with read receipt requested, when the answer back is received.

10.2    Entire Agreement. This Agreement, together with the schedules, exhibits, the other Transaction Documents and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

10.3    Binding Effect; Assignment; Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (by operation of law or otherwise) without the prior written consent of the other parties; provided that, notwithstanding anything to the contrary, the Partnership and its successors and permitted assigns may, without the prior written consent of the Contributor, assign all or any portion of their rights under this Agreement and delegate all or any portion of their obligations under this Agreement to one or more third parties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

10.4    Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

10.5    Governing Law; Consent to Jurisdiction.

(a)    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each of the parties submits to the jurisdiction of any state or federal court sitting in the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding shall be heard and determined only in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to maintenance of any action or proceeding so brought.

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(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS IN EACH CASE LOCATED IN THE CITY OF DALLAS, TEXAS AND COUNTY OF DALLAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5(c).

10.6    Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not affect in any manner the meaning or interpretation of this Agreement.

10.7    Gender. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

10.8    References. All references in this Agreement to Articles, Sections and other subdivisions refer to the Articles, Sections and other subdivisions of this Agreement unless expressly provided otherwise. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Whenever the words “include,” “includes” and “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.” Each reference herein to a schedule or exhibit refers to the item identified separately in writing by the parties hereto as the described schedule or exhibit to this Agreement. All schedules and exhibits are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

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10.9    Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

10.10    Amendment. Any provision of this Agreement (including the Exhibits hereto) may be amended, to the extent permitted by law, if, and only if, such amendment is in writing and signed by the parties hereto.

10.11    Waiver. Any of the parties to this Agreement may (a) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (b) waive compliance by the other parties with any of the other’s agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

ARTICLE 11.

DEFINITIONS

11.1    Certain Defined Terms. As used in this Agreement, each of the following terms has the meaning given it below:

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such person.

“Allocated Value” means the number of Common Units set forth on Exhibit A-5 for each Oil and Gas Asset.

“Applicable Environmental Law” shall mean all Applicable Laws pertaining to the protection of the environment (e.g., prevention of pollution and remediation of contamination) and human health and safety, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Clean Water Act, 33 U.S.C. § 1251 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2702 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. § 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; the Noise Control Act, 42. U.S.C. § 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Atomic Energy Act, 42 U.S.C. § 2011 et seq.; and the Nuclear Waste Policy Act of 1982, 42 U.S.C. § 10101 et seq.; and all analogous applicable state and local Applicable Laws, including, without limitation, Tex. Nat. Res. Code, Title 3 (Oil and Gas) and 16 Tex. Admin. Code. pt. 1 (Railroad Commission of Texas).

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“Applicable Law” shall mean any federal, state, local, or municipal statute, law, common law, constitution, ordinance, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity, or any treaty or other legally enforceable directive or requirement, to which a specified person or property is subject.

“Asset Taxes” shall mean ad valorem, property (real, personal or mixed), excise, severance, production, sales, use, or similar Taxes (excluding, for the avoidance of doubt, any Income Taxes and Transfer Taxes) based upon or measured by the ownership or operation of the Properties or the production of hydrocarbons therefrom or the receipt of proceeds therefrom.

“Basic Documents” shall mean (a) all Oil and Gas Leases, and (b) all contracts and agreements that are reasonably necessary to own, explore, develop, operate, maintain or use the Properties in the manner in which they are currently being owned, explored, developed, operated, maintained or used and in accordance with the prudent practices of the oil and gas industry; provided however that “Basic Documents” shall not include that portion of contracts or agreements which relate to the ownership and operation of the surface of the Properties.

“Benefit” means any benefit or interest that cause the Contributor to have a Revenue Interest in any Well, well location or Unit that is greater than set forth in Exhibit A-5.

“Business Day” shall mean a day on which banks are open for the transaction of business in Dallas, Texas.

“Casualty Loss” shall mean, with respect to all or any major portion of any of the Properties, any destruction by fire, blowout, storm or other casualty or any taking, or pending or threatened taking, in condemnation or expropriation or under the right of eminent domain of any of the Properties or portion thereof, in each case prior to the Closing.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Unit” shall mean a Common Unit, as defined in the Partnership Agreement.

“Curative Instruments” means curative instruments substantially in the form of Exhibit D.

“Defect” means any burden, Encumbrance, restriction, impairment, irregularity, limitation or other defect (other than a Permitted Encumbrance) that causes (or if not cured, could reasonably be expected to cause) the Contributor to not have Defensible Title to all or any portion of one or more Oil and Gas Assets.

CONFIDENTIAL

“Defensible Title” means, with respect to a Property, as to the Target Formation, title of the Contributor in and to such Property throughout the life of such Property that is deducible of record (and, with respect to any Unit or Well Location, is evidenced by a pooling, unitization, production sharing or similar agreement or a unit designation or allocation arrangement), which:

(a)    with respect to the Wells, well locations and Units listed on Exhibit A-5, entitles the Contributor (and the Partnership as successor-in-interest to the Contributor) to receive not less than the Revenue Interest for such Well, well location or Unit listed on Exhibit A-5; and

(b)    is free and clear of any and all Encumbrances other than Permitted Encumbrances.

“Encumbrances” shall mean liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements and other encumbrances of every type and description, whether imposed by law, agreement, understanding or otherwise.

“Excluded Taxes” means (a) the following Taxes: (i) all Asset Taxes that relate to the Properties or any employee of the Contributor for any Pre-Reference Date Tax Period, but excluding Pre-Closing Transferred Proceeds Asset Taxes; (ii) all Taxes of, or imposed on, the Contributor that are unrelated to the Properties; and (iii) all Income Taxes and Transfer Taxes of, or imposed on, the Contributor, including to the extent related to the Properties or any employees of the Contributor; and (b) any liability of the Partnership for any Taxes referred to in clause (a) whether imposed directly, as a transferee or successor, pursuant to joint and/or several liability, pursuant to a Contract, by an obligation to withhold or otherwise.

“Fraud” means an actual and intentional fraud with respect to the making of the representations and warranties in Article 2 or Article 3 of this Agreement, provided that such actual and intentional fraud shall only be deemed to exist if any of the individuals included in the definition of “Knowledge” had actual conscious awareness (as opposed to imputed, implied or constructive knowledge) that such representations and warranties, as qualified by the Schedules delivered as of the date of this Agreement, were actually breached when made with the intention that the other party rely thereon to its detriment.

“GAAP” shall mean United States generally accepted accounting principles, consistently applied.

“Governmental Entity” shall mean any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

“Hazardous Materials” shall mean any (i) chemical, constituents, material, pollutant, contaminant, substance or waste that is regulated by any Governmental Entity or may form the basis of liability under any Applicable Environmental Law; (ii) asbestos containing material, lead-based paint, polychlorinated biphenyls, or radon; and (iii) petroleum, Oil and Gas, or petroleum products.

CONFIDENTIAL

“Income Taxes” means any income, franchise and similar Taxes based upon, measured by, or calculated with respect to gross or net income, profits, capital, or similar measures (or multiple bases, including corporate, franchise, business and occupation, business license, or similar Taxes, if gross or net income, profits, capital, or a similar measure is one of the bases on which such Tax is based, measured, or calculated).

“IRS” shall mean the Internal Revenue Service of the United States.

“Knowledge” means, (a) with respect to the Contributor, the actual knowledge of any of the Persons listed on Schedule 11.1(a); and (b) with respect to the Partnership, the actual knowledge of any of the Persons listed on Schedule 11.1(b).

“Lessee” shall mean any lessee under any Oil and Gas Lease.

“Material Adverse Effect” shall mean with respect to any person, property or asset any adverse change or adverse condition in or relating to the financial condition of such person, including its subsidiaries, property or asset that is material to such person, its subsidiaries, property or asset; provided that any prospective change or changes in the conditions listed above or relating to or resulting from (i) the transactions contemplated by this Agreement (or the announcement of such transactions), (ii) any change or changes in the prices of oil, gas, natural gas liquids or other hydrocarbon products or (iii) general economic conditions or local, regional, national or international oil and gas industry conditions, shall not be deemed to constitute a Material Adverse Effect.

“Oil and Gas” shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances or minerals.

“Oil and Gas Lease” shall mean an Oil and Gas lease relating to the Properties and the real and personal property related thereto.

“Other Minerals” shall mean sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of Oil and Gas.

“Partnership Agreement” shall mean the Amended and Restated Partnership Agreement of the Partnership, as currently in effect.

“Payment Amount” shall mean the amount set forth on Schedule 1.6(c).

“Permits” shall mean licenses, permits, franchises, consents, approvals, variances, exemptions, waivers and other authorizations of or from Governmental Entities or pursuant to any Applicable Law or Applicable Environmental Law.

CONFIDENTIAL

“Permitted Encumbrances” shall mean (a) liens for Taxes not yet due and payable or, if delinquent, being contested in good faith by appropriate actions set forth on Schedule 3.10; (b) statutory liens (including materialmen’s, mechanic’s, repairmen’s landlord’s, and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable or, if delinquent, being contested in good faith by appropriate actions set forth on Schedule 3.10; (c) all rights to consent by, required notices to, filings with, or other actions by Governmental Entities in connection with the sale or conveyance of the Properties or interests therein pursuant to this or to any future transaction if they are not required or customarily obtained prior to the sale or conveyance; (d) all rights reserved to or vested in any Governmental Entity to control or regulate any of the Property in any manner, and all obligations and duties under all Applicable Laws or under any franchise, grant, license or permit issued by any such Governmental Entity; (e) any Defect affecting the Properties which is discharged by the Contributor at or prior to the Closing; (f) any Encumbrance, title defect or other matter (whether or not constituting a Defect) waived by the Partnership pursuant to this Agreement; (g) a defect based solely on (1) lack of information in the Contributor’s files, or (2) references to a document(s) if such document(s) is not in the Contributor’s files and would be reasonably unlikely to cause a Defect; (h) defects arising out of lack of corporate or other entity authorization unless the Partnership provides affirmative written evidence that the action was not authorized and results in another Person’s superior claim of title; (i) defects arising out of lack of survey, unless a survey is required by Applicable Law; (j) defects involving a counterparty no longer in existence or in bankruptcy or receivership that have existed for more than twenty (20) years; (k) defects arising from unreleased instruments absent specific evidence that such instruments continue in force and effect; (l) defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successions of heirship or estate proceedings, unless the Partnership provides affirmative evidence that such failure or omission has resulted in another Person’s superior claim of title; (m) defects involving the lack of evidence of, or other defects with respect to, authorization, execution, delivery, acknowledgement, or approval of any instrument in the Contributor’s chain of title that have existed for more than twenty (20) years, or absent reasonable evidence of an actual claim of superior title from a third Person attributable to such matter; (n) (i) any royalties, back-in interests, reversionary interests, and other burdens, and (ii) the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in any contracts, instruments or Oil and Gas Leases binding upon an Oil and Gas Asset, in each case of (i) and (ii), if the net cumulative effect of the foregoing does operate to reduce the Contributor’s Revenue Interest set forth in the respective Exhibit at any time, whether now or in the future; (o) solely with respect to Fee Properties, the ORRI Properties and the NPRI Properties (and excluding, in all cases, the Wells), Encumbrances, irregularities, defects, or loss of title affecting ownership interests in formations other than the applicable Target Formation; provided, however, that this subsection (o) shall not be a Permitted Encumbrance with respect to the Special Warranty; (p) defects, gaps, or irregularities that have been fully cured under any applicable statutes of limitation for adverse possession or for prescription or under marketable title or similar Applicable Laws or standards or the doctrine of laches; (q) defects or irregularities resulting from the failure to record releases of liens that have expired on their own terms or the enforcement of which are barred by applicable statute of limitations, absent reasonable evidence of an actual claim of superior title from a third Person attributable to such matter; and (r) decreases in Revenue Interest resulting from the establishment or amendment from and after the execution date of this Agreement of Units.

CONFIDENTIAL

“Person” (whether or not capitalized) shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization or Governmental Entity.

“Post-Reference Date Tax Period” means any Tax period (or portion of a Tax period) beginning on or after the day immediately following the Reference Date.

“Pre-Closing Date Tax Period” means any Tax period (or portion of a Tax period) ending on or before the Closing Date.

“Pre-Closing Transferred Proceeds Asset Taxes” means any Asset Taxes attributable to the severance or production of hydrocarbons with respect to the Properties where such severance or production occurred on or before the Reference Date and the asset severed or produced, or the proceeds therefrom, are included in the Properties.

“Pre-Reference Date Tax Period” means any Tax period (or portion of a Tax period) ending on or before the Reference Date.

“Proceedings” shall mean all proceedings, actions, claims, suits, investigations and inquiries by or before any arbitrator or Governmental Entity.

“Reasonable Best Efforts” shall mean a party’s best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

“Records” shall mean all data, files or records in the control or possession of the Contributor pertaining to the ownership of the Properties, including but not limited to all abstracts of title, accounting records, property tax records, financial reports and projections, escrow reports, books, contract files, division order files, documents evidencing the prices currently being paid for production, engineering data, geological and geophysical reports, lease files, logs, maps, pressure data, production records, supplemental abstracts of title, title curative materials, title opinions, title reports, notices, evidence of payment, correspondence and other data related to the Properties, including information relating to the commencement or settlement of any disputes or litigation relating to the Properties or the ownership or operation thereof; provided, however, that “Records” shall not include any of the foregoing to the extent that a portion of such records relates to (a) the ownership and operation of the surface of the Properties, (b) the Excluded Properties, (c) except for title opinions, items that may be subject to a valid legal privilege, including any attorney-client or work product privilege; (d) any items that may be subject to restriction pursuant to a contractual obligation, (e) items that are not transferable without payment by the Contributor of additional consideration, (f) all employee and personnel files, and (g) all e-mails and other electronic files on the Contributor’s or its respective Affiliates’ servers and networks relating to any of (a) through (f).

“Reference Date” shall mean October 1, 2021.

“Revenue Interest” means: (a) with respect to any Well or well location, the Contributor’s interest (expressed as a percentage or a decimal) in and to the hydrocarbons produced, saved and sold from or allocated to such Well or well location, and (b) with respect to any Unit, the Contributor’s interest (expressed as a percentage or a decimal) in and to the hydrocarbons produced, saved and sold from or allocated to such Unit including, without limitation, any future well drilled wholly within the boundaries of such Unit.

CONFIDENTIAL

“Specified Predecessors” means (i) Michelle Mauzy, being the same Person as Joan Michelle Boone Mauzy and Michelle Boone Mauzy, (ii) the Estate of Greg Mauzy, (iii) the Estate of Rita McDonald Knox, (iv) MGM Oil and Gas Company Defined Benefit Plan, (v) Red Oak Royalty, (vi) Joan Michelle Boone Gragg Mauzy, (vii) the Estate of Ruth J. Boone and (viii) MGM Oil and Gas Company.

“Target Formation” means, (a) with respect to a Well, each geological zone and depth open to production and from which Oil and Gas are being produced through such Well, and (b) with respect to well location or Unit listed on Exhibit A-5, the formations and/or depths as set forth for such well location or Unit on Exhibit A-5.

“Tax” or “Taxes” shall mean (a) any and all taxes, assessments, charges, duties, fees, levies, imposts or other similar charges imposed by a Governmental Entity, including all income, franchise, profits, margins, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, real or personal property, excise, severance, windfall profits, customs, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental, alternative minimum, add-on, value-added, withholding and other taxes, assessments, charges, duties, fees, levies, imposts or other similar charges of any kind, and all estimated taxes, deficiency assessments, additions to tax, penalties and interest, whether disputed or otherwise, and (b) any liability of the Contributor for the payment of any amounts of the type described in clause (a) as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person as a successor, transferee, by contract, or otherwise.

“Tax Return” shall mean any report, return, election, document, estimated tax filing, declaration, claim for refund, extensions, information returns, or other filing with respect to any Taxes provided to any Governmental Entity including any schedules or attachments thereto and any amendment thereof.

“Transaction Documents” shall mean this Agreement, the Conveyances and any document, agreement, instrument or certificate delivered pursuant hereto.

“Transfer Tax” means all transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated under this Agreement.

“Treasury Regulations” shall mean the regulations promulgated by the United States Treasury Department under the Code.

“Unit” shall mean, collectively, a drilling, pooled, spacing, proration, production or enhanced recovery unit formed pursuant to a voluntary unitization, communitization or pooling agreement, or a drilling, spacing, proration, production or enhanced recovery unit formed under or pursuant to law, rule or regulation or other action of a regulatory body having jurisdiction including, without limitation, those referenced on Exhibit A-5 (regardless of whether such units are otherwise included in the scope of this definition).

CONFIDENTIAL

11.2    Certain Additional Defined Terms. In addition to such terms as are defined in Section 11.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

Defined Term	Section Reference

Agreement	Introduction
Assumed Obligations	Section 9.2
Base Subject Units	Section 1.4
Benefit Amount	Section 1.6(c)
Cap	Section 9.4
Closing	Section 1.1
Closing Date	Section 1.1
Closing Payment	Section 1.4
Closing Payment True-up Amount	Section 1.9(b)
Closing Settlement Statement	Section 1.9(b)
Confidential Information	Section 5.1
Contributed Cash	Section 1.2(k)
Contributor	Introduction
Contributor Fundamental Representations	Section 9.1
Contributor Indemnified Parties	Section 9.3(b)
Conveyances	Section 1.5
De Minimus Amount	Section 1.6(b)(vi)
Deductible	Section 9.4
Defect Amount	Section 1.6(b)
Defect Cure Period	Section 1.6(c)
Defect Deadline	Section 1.6(a)
Defect Notice	Section 1.6(a)
Dispute Notice	Section 1.7
Disputed Amounts	Section 1.9(d)
Estimated Settlement Statement	Section 1.9(a)
Exchange Act	Section 2.13
Exchange Agent	Section 1.4
Excluded Properties	Section 1.3
Fee Properties	Section 1.2(a)
Financial Statements	Section 5.10
Gemini	Introduction
Independent Accountant	Section 1.9(d)
Loss	Section 9.3(a)
NPRI Properties	Section 1.2(c)
Oil and Gas Assets	Section 1.2
ORRI Properties	Section 1.2(b)
Partnership	Introduction
Partnership-Entitled Production and Proceeds	Section 7.1
Partnership Financial Statements	Section 2.7(a)
Partnership Fundamental Representations	Section 9.1
Partnership GP	Section 2.3(a)

CONFIDENTIAL

Partnership Indemnified Parties	Section 9.3(a)
Permitted Matter	Section 5.5
Production	Section 1.2(h)
Properties	Section 1.2
Registration Statements	Section 1.4
Representatives	Section 5.1
Resolution Period	Section 1.9(c)
Retained Obligations	Section 9.2
Review Period	Section 1.9(c)
SEC	Section 2.13
SEC Filings	Section 2.13
Securities Act	Section 2.13
Settlement Matters	Section 1.9(a)
Special Warranty	Section 1.8
Statement of Objections	Section 1.9(c)
Subject Units	Section 1.4
Tax Basis Schedule	Section 7.4(f)
Tax Treatment	Section 1.10
Threshold	Section 9.4
Third Party Claim	Section 9.5(b)
Title Arbiter	Section 1.7
Title Deductible	Section 1.6(b)(v)
Undisputed Amounts	Section 1.9(d)
Wells	Section 1.2(d)

[Signature Page Follows]

CONFIDENTIAL

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representative thereunto duly authorized, as of the date first above written.

THE PARTNERSHIP: DORCHESTER MINERALS, L.P.

By:	Dorchester Minerals Management LP, its general partner

	By:	Dorchester Minerals Management GP LLC, its general partner

By:
William Casey McManemin, Chief Executive Officer

THE CONTRIBUTOR: GEMINI 5 THIRTY, LP

By:	Gemini 530 General Partner, LLC, its general partner

By:
Name:
Title

Signature Page to

Contribution and Exchange Agreement

EXHIBIT A-1

Fee Properties

[attached]

EXHIBIT A-1
FEE PROPERTIES
			Unit / Lease
State	County(ies)	Unit / Lease	Legal Description	Unit Gross Acres
NM	Lea	Berry Hobbs Lease	40 acres situated in Section 17, Township 16 South, Range 36 East, N.M.P.M., Lea County, New Mexico	40.00000
NM	Lea	Cossatot E Lease	40 acres situated in Section 13, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico	40.00000
NM	Lea	Cossatot H Lease	40 acres situated in Section 13, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico	40.00000
NM	Lea	Cossatot J Lease	40 acres situated in Section 24, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico	40.00000
NM	Lea	Danglade Lease	80 acres situated in Section 24, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico	N/A
NM	Lea	Elydia C Winters B	Section 7, Township 25 South, Range 37 East	N/A
NM	Lea	FJ Danglade	Section 13, T22S, R37E	N/A
NM	Lea	Freedom Lease	40 acres situated in Section 23, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico	40.00000
NM	Lea	Hager Lease	80 acres situated in Section 33, Township 16 South, Range 37 East, N.M.P.M., Lea County, New Mexico Tract Note: Unable to locate a tract description for the Hager Lease, further title work would be needed to determine the tract location. All wells in the Hager Lease have been circled above, Hager well files list the tract size as 80 acres.	80.00000
NM	Lea	Hightower Lease	E2NE of Section 4, Township 17 South, Range 37 East	N/A
NM	Lea	Jalmat Yates Unit	SE of Section 12 & NE of Section 15, Township 25 South, Range 36 East, NW & N2SW of Section 18, Township 25 South, Range 37 East	560.00000
NM	Lea	King WN Lease	120 acres situated in Section 12, Township 23 South, Range 36 East, N.M.P.M., Lea County, New Mexico N/2SW/4 & SW/4NW/4 of Sec 12, T23S, R36E.	120.00000
NM	Lea	Lou Wortham 11 Lease	80 acres situated in Section 11, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico W/2NE/4 of Sec 11, T22S, R37E.	80.00000
NM	Lea	Lovington Paddock Unit	Multiple sections S portion T16S, N portion T17S, E portion R36E, W portion R37E	3324.90000
NM	Lea	Lovington San Andres Unit	Multiple sections S portion T16S, N portion T17S, E portion R36E, W portion R37E	N/A
NM	Lea	M.L. Goins Lease	160 acres situated in Section 7, Township 21 South, Range 37 East, N.M.P.M., Lea County, New Mexico	160.00000

NM	Chaves	Maddux	Section 17, Township 16 South, Range 37 East	N/A
NM	Lea	McClure Lease	NWSW of Section 14, Township 15 South, Range 37 East	N/A
NM	Lea	Nora Berry Lease		N/A
NM	Lea	North Hobbs G/SA Unit	Multiple sections S portion T18S, E portion R37E, W portion R38E	10680.00000
NM	Eddy	Ranch Hand		N/A
NM	Lea	Shipp Lease	40 acres situated in Section 33, Township 16 South, Range 37 East, N.M.P.M., Lea County, New Mexico	40.00000
NM	Lea	Silver Bullet		N/A
NM	Lea	Sun Danglade Lease	240 acres situated in Section 13, Township 22 South, Range 37 East, N.M.P.M., Lea County, New Mexico	N/A
NM	Eddy	Viper 29 32		N/A
OK	Canadian	Peters Lease	Section 27, Township 14 North, Range 7 West, Canadian County, Oklahoma	640.00000
OK	Canadian	Zum Mallen H	NE/4 SEC 15 T14N R7W	N/A
TX	Andrews	Andrews, Selma "A" Lease	120 acres situated in Section 14, Block A-31, PSL Survey, Abstract 1064, Andrews County, Texas	120.00000
TX	Reeves	Anthony Lease		N/A
TX	Reeves	ARCO Brandon		N/A
TX	Midland	Barbara Lease	82.8 acres situated in Section 28, Block 40, Township 1 South, T&P RR Co. Survey, Abstract 817, Midland County, Texas	N/A
TX	Andrews	Barrow 8C Lease	480 acres situated in Sections 8 & 13, Block A-31, PSL Survey, Abstracts 448, 445 & 1062, Andrews County, Texas	N/A
TX	Andrews	Bell "C" Lease	80 acres situated in Section 14, Block A-34, PSL Survey, Abstract 1838, Andrews County, Texas	80.00000
TX	Andrews & Gaines	Biles, J.D. Lease	Assignment dated effective May 1, 2018 between Lime Rock Resources II-A, L.P. et al and Unitex WI, LLC, Document I.D. Number 2018-4232, Official Public Records of Andrews County, Texas, shows the tract description for the Biles, J.D. Lease to be the N/2 of Section 19, S/2 of Section 12, N/2NE/4 of Section 18, S/2SE/4 of Section 13, N/2 of Section 9, and the S/2 of Section 2, all in Block A-31, PSL Survey, Andrews County, Texas.	1440.00000
TX	Andrews & Gaines	Biles, J.D. B Lease	N2 of Section 19, Section 12, Section 9, and Section 2, all in Block A-31, PSL Survey, Andrews County, Texas.	N/A
TX	Andrews	Bird, F.A. -F- Lease	131 acres situated in Section 33, Block A-19, PSL Survey, Abstract 607, Andrews County, Texas North 131 acres of the W/2 of Sec 33, Blk A-19	131.00000
TX	Midland	Boone & Boone A, C & D Leases	320 acres situated in Section 41, Block 36, Township 2 South, T&P RR Co. Survey	N/A
TX	Midland	Boone -41- Lease	160 acres situated in Section 41, Block 36, Township 2 South, T&P RR Co. Survey, Abstract 535, Midland County, Texas	160.00000

TX	Midland & Glasscock	Boone -8- Lease	320 acres situated in Section 8, Block 36, Township 3 South, T&P RR Co. Survey, Abstracts 946 & 1018, Midland & Glasscock Counties, Texas	320.00000
TX	Midland	Boone -G- Lease	320 acres situated in Section 12, Block 37, Township 3 South, T&P RR Co. Survey, Abstract 955, Midland County, Texas	320.00000
TX	Midland & Glasscock	Boone, K.S. Lease	320 acres situated in Section 8, Block 36, Township 3 South, T&P RR Co. Survey, Abstracts 946 & 1018, Midland & Glasscock Counties, Texas	320.00000
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	969.9 acres situated in Sections 5 & 8, Block 36, Township 3 South, T&P RR Co. Survey, Abstracts 502, 946 & 1018, Midland & Glasscock Counties, Texas	N/A
TX	Andrews	Boydell South Unit	SEC 6, (SESE); SEC 7 (S2); SEC 8 (S2SW); SEC 13 (NW); SEC 14 (NW, N2NE, SENE, NESE )- BLK A-31 PSL SURVEY	N/A
TX	Howard	Broughton 15C & 15D Leases	SEC 15 & 16, Blk 33, T1N, T&P RR CO SVY & SEC 12, BLK A, BAUER & COCKRELL SVY	N/A
TX	Midland	Charles Midkiff 38-47 Lease	666 acres situated in Sections 38 & 47, Block 38, Township 4 South, T&P RR Co. Survey, Abstracts 869 & 177, Midland County, Texas	666.00000
TX	Ector	Chivas Regal Lease	412.28 acres situated in Section 2, Block 41, Township 1 South, T&P RR Co. Survey, Abstracts 1334 & 1211, Ector County, Texas	412.28000
TX	Andrews	Clampett, Jed Lease	640 acres situated in Section 19, Block A-34, PSL Survey, Abstract 1692, Andrews County, Texas	640.00000
TX	Glasscock	Cooper 301 Lease	160 acres situated in Section 3, Block 35, Township 3 South, T&P RR Co. Survey, Abstract 313, Glasscock County, Texas	160.00000
TX	Glasscock	Cooper Lease	480 acres situated in Section 35, Block 35, Township 2 South, T&P RR Co. Survey, Abstract 310, Glasscock County, Texas	480.00000
TX	Andrews & Gaines	County Line Lease	640 acres being all of Section 11, Block A-26, PSL Survey, Abstracts 510 & 2050, Andrews & Gaines Counties, Texas Assignment dated effective July 1, 1996 from Fagadau Energy Corporation to Sanford P. Fagadau et al, recorded in Volume 700, Page 431, Deed Records of Andrews County, Texas, shows the tract description for the County Line Lease to be all of Sec 11 Blk A-26.	640.00000
TX	Midland	Dwight Lease	SW of Section 25, Block 38, Township 2 South, T&P RR Co.	160.50000
TX	Midland	Dwight-Midkiff 25M-25R Leases	W2 of Sections 24 & 25, Block 38, Township 2 South, T&P RR Co.	N/A
TX	Pecos	Ellyson F.J.	SEC 73 BLK OW SRV TM RR CO ABS 4638	N/A
TX	Midland	Elona Brown 35 Allocation 2600's	986 acres situated in Sections 26, 35 & 38, Block 38, Township 4 South, T&P RR Co. Survey,	N/A

TX	Midland	Estes, Button 7-8 Unit		N/A
TX	Midland	Farms Lease	160 acres situated in Section 41, Block 36, Township 2 South, T&P RR Co. Survey, Abstract 535, Midland County, Texas	160.00000
TX	Midland	Frank Midkiff 35 Allocation 2600's	986 acres situated in Sections 26 & 35, Block 38, Township 4 South, T&P RR Co. Survey, Abstracts 868 & 115, Midland	N/A
TX	Midland	Frank Midkiff 35 Allocation 3800's	960 acres situated in Sections 35 & 38, Block 38, T&P RR Co. Survey, Township 4 South	N/A
TX	Andrews	Fullerton Clearfork Unit	Multiple tracts	N/A
TX	Andrews	Fullerton San Andres Unit	Multiple tracts	N/A
TX	Gregg	Garrett Buford Blow		699.90700
TX	Gregg	Garrett, A.C. Gas Unit	699.907 acres situated in the Isaac Lee and John Walling Surveys, Abstracts 237 & 239, Gregg County, Texas	699.90700
TX	Andrews & Gaines	Goen 222C Lease	Section 2 & Section 9, Block A-31, Portion of Section 2, Block A-27, PSL Survey	N/A
TX	Midland	High Sky I 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky J 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky K 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky M 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky N 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky O 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Andrews	Hillbilly Lease	401.9 acres situated in Section 22, Block A-34, PSL Survey, Abstract 2266, Andrews County, Texas	401.90000
TX	Andrews	Jasper B Lease	160 acres situated in Sections 4 & 7, Block A-31, PSL Survey	N/A
TX	Martin	JNM Trust Lease	157.3 acres situated in Section 17, Block 35, Township 1 South, T&P RR Co. Survey, Abstract 114, Martin County, Texas	157.30000
TX	Martin	Kargl Unit	80 acres situated in Section 17, Block 35, Township 1 South, T&P RR Co. Survey, Abstract 114, Martin County, Texas	N/A
TX	Andrews	KM FSAU		1210.91000
TX	Borden & Howard	Lil El 19-30 Lease	628.47 acres situated in Sections 19 & 30, Block 32, Township 3 North, T&P RR Co. Survey, Abstracts 290, 287 & 1231, Borden & Howard Counties, Texas	628.47000

TX	Andrews	Logsdon, C.W. -A- Lease	480 acres situated in Sections 25 & 5, Blocks A-26 & A-32, PSL Survey, Abstracts 1970 & 1973, Andrews County, Texas Assignment dated September 1, 2005 between XTO Energy, Inc and Occidental Permian, Ltd., recorded in Volume 853, Page 117, Official Public Records of Andrews County, Texas, shows the tract description for the Logsdon, C.W. -A- Lease to be the NW/4SE/4 & NE/4 of Section 25 Block A-26 and the SW/4NW/4, SW/4 & S/2SE/4 of Section 5 Block A-32.	480.00000
TX	Andrews	Logsdon, C.W. -C- Lease	121.14 acres situated in Section 24, Block A-26, PSL Survey, Abstract 1969, Andrews County, Texas N/2SE/4 & NE/4SW/4 of Sec 24, Blk A-26.	121.14000
TX	Andrews	Logsdon, et al -B- Lease	200 acres situated in Section 21, Block A-31, PSL Survey, Abstract 1971, Andrews County, Texas	200.00000
TX	Andrews	Logsdon, et al -D- Lease	320 acres situated in Section 25, Block A-26, PSL Survey, Abstract 1970, Andrews County, Texas	320.00000
TX	Midland	Massey A Unit	Section 14, 23, 26, Block 39, Township 1 South, T&P RR Co Survey	808.57000
TX	Midland	McDonald "46" #1 Lease	160 acres situated in Section 46, Block 38, Township 1 South, T&P RR Co. Survey, Abstract 729, Midland County, Texas	160.00000
TX	Andrews	McWhorter Lease	160 acres situated in Section 15, Block A-31, PSL Survey, Abstract 1063, Andrews County, Texas NE/4 of Sec 15, Blk A-31.	160.00000
TX	Midland & Upton	Midkiff 1 & Midkiff 1 M, N, O, S, T & U Leases	W2 Section 6, Block 37, T5S, Section 48, Block 38, T4S, & Section 1, 2, W2 11, 12, 13, & 14, Block 38, T5S, T&P RR Co Survey	N/A
TX	Midland	Midkiff Lease	662.47 acres, being all of Section 18, Block 40, Township 1 South, T&P RR Co. Survey, Abstract 1390, Midland County, Texas	662.47000
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	Section 48, Block 38, T4S, W2 Section 6, Block 37, T5S, W2 & SE Section 1, 2, 11, 12, 13, 14 & NE 23, Block 38, T5S, T&P RR Co Survey	4933.70000
TX	Midland	Midkiff Unit		N/A
TX	Midland	Midkiff-Halfmann 39-46 Leases	1,305.40 acres situated in Sections 34, 39 & 46, Block 38, Township 4 South, T&P RR Co. Survey	N/A
TX	Midland	Nobles 3301BH		N/A
TX	Midland	Nobles A Lease	331.4 acres (W2) Section 28, Block 40, Township 1 South, T&P RR Co. Survey	N/A

TX	Midland	Nobles, J.O. -28- Lease	320 acres situated in Section 28, Block 40, Township 1 South, T&P RR Co. Survey, Abstract 817, Midland County, Texas Assignment dated effective September 1, 1998 from Henry Holding Corporation, et al to Autry C. Stephens, recorded in Volume 1607, Page 45, Official Public Records of Midland County, Texas, shows the tract description for the Nobles, J.O. -28- to be the E/2 of Sec 28, Blk 40, T-1-S, from the surface to 100' below the base of the deepest producing formation.	320.00000
TX	Midland	Oscar Midkiff Lease		N/A
TX	Midland	Pat Anderson 26 Lease	666.9 acres, being all of Section 26, Block 38, Township 4 South, T&P RR Co. Survey	N/A
TX	Brazoria	Pledger Unit		1857.00000
TX	Reeves	Pony Deal Unit A 12	320 acres situated in Section 12, Block C-7, PSL Survey	320.00000
TX	Midland	Preston 36A-M Leases	1,955.3 acres, being all of Sections 25, 36 & 37, Block 38, Township 4 South, T&P RR Co. Survey	N/A
TX	Midland	Preston A Lease	1,955.3 acres, being all of Sections 25, 36 & 37, Block 38, Township 4 South, T&P RR Co. Survey	N/A
TX	Midland	Preston Spraberry Unit		N/A
TX	Howard	Read -A- Lease	Section 46, Block 30, Township 1 North, T&P RR Co. Survey, Abstracts 1270 & 1265, Howard County, Texas	N/A
TX	Howard	Read -B- Lease

Section 46, Block 30, Township 1 North, T&P RR Co. Survey, Abstracts 1270 & 1265, Howard County, Texas
Tract Note: The Read -B- Lease originated from the W.R. Read Leases taken in the early 1970's. Since then the leases have broken off into several pieces and extensive research is required to determine the area that encompasses the Read -B- Lease.

N/A
TX	Howard	Read, C.D. Lease

80 acres situated in Section 46, Block 30, Township 1 North, T&P RR Co. Survey, Abstract 1270, Howard County, Texas
Assignment dated May 1, 2020 from Circle H Oil Company, Inc. to Sweet Crude Operating, LLC, recorded in Volume 1912, Page 530, Official Public Records of Howard County, Texas, describes the tact for the Read, C.D. Lease as being the E/2SW/4 of Section 46 Blk 30 T-1-N.

N/A
TX	Brazoria	Rob McFarland		1857.00000
TX	Brazoria	Rob McFarland Et Al	GRAY AND MOORE LEAGUE, ABSTRACT 65, 1857 ACRES; AROC (TEXAS) INC. PLEDGER GFU TR 33; AROC (TEXAS INC T.L.SMITH JR #3 WELL)	N/A
TX	Lacava	Rochelle Unit

561.172 acs, M Carrol Svy, A-107, B Riley, A-389, H Turner, A-451.  API 42-285-32692, LEASE 174438, DRY HOLLOW FIELD, 258.71 ACRES MORE OR LESS OUT OF P HUERTAR SURVEY, A-227, A-452, BEN RILEY SURVEY 1-389

N/A

TX	MARTIN	Rogers 42 Lease	640 acres, being all of Section 42, Block 36, Township 2 North, T&P RR. Co. Survey	N/A
TX	Andrews	Sabine A		121.14000
TX	Andrews	Scarborough C Unit		1292.05000
TX	Howard	Slater 12A, 12B & 16 Leases	Section 15 & 16, Block 33, T1N, T&P RR Co Survey & Section 12, Block A, Bauer & Cockrell Survey	N/A
TX	Brazoria	T.L Smith Jr Lease	GRAY AND MOORE LEAGUE, ABSTRACT 65, 1857 ACRES; AROC (TEXAS) INC. PLEDGER GFU TR 33; AROC (TEXAS INC T.L.SMITH JR #3 WELL)	1857.00000
TX	Midland & Glasscock	Tex-Harvey Spraberry Unit	Multiple Sections, BLK 36 & 37, T3S	11379.50000
TX	Midland	Whitefield, J.W. Lease	160 acres situated in Section 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstract 192, Midland County, Texas SE/4 of Sec 43, Blk 37, T-1-S.	160.00000
TX	Brazoria	Wisch-Saint Unit		1857.00000

EXHIBIT A-2

ORRI Properties

[attached]

EXHIBIT A-2
OVERRIDING ROYALTY INTEREST PROPERTIES
			Unit / Lease
State	County(ies)	Unit / Lease	Legal Description	Unit Gross Acres
NM	Eddy	Aston Federal Lease	40 acres situated in Section 7, Township 18 South, Range 30 East, N.M.P.M., Eddy County, New Mexico	40.00000
NM	Eddy	COI Empire South Unit 12	320 acres situated in Section 5, Township 18 South, Range 29 East, N.M.P.M., Eddy County, New Mexico	320.00000
NM	Eddy	COI Empire South Unit 6	320 acres situated in Section 1, Township 18 South, Range 28 East, N.M.P.M., Eddy County, New Mexico	320.00000
NM	Eddy	Drag B		N/A
NM	Eddy	Empire South Deep Unit 21	320 acres situated in Section 36, Township 17 South, Range 28 East, N.M.P.M., Eddy County, New Mexico	320.00000
NM	Eddy	Empire South Deep Unit 3	298.56 acres situated in Section 31, Township 17 South, Range 29 East, N.M.P.M., Eddy County, New Mexico	298.56000
NM	Lea	Kemnitz Wolfcamp Unit	Sec 19, 20, 21, 28, 29, 30-16S-34E, Sec 24&25-16E-35E Section 29, Township 16 South, Range 34 East, N.M.P.M., Lea County, New Mexico	4320.00000
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	Multiple Sections in South part 22S-37E	4040.00000
NM	Lea	Redtail State Com Lease	159.61 acres situated in Section 2, Township 23 South, Range 32 East, N.M.P.M., Lea County, New Mexico Redtail State Com Lease covers 159.61 acres, being the E/2E/2 as shown on the New Mexico Energy, Minerals & Natural Resources report	159.61000
OK	Kingfisher	Betty Lou 1-28 Lease	Section 28, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	640.00000
OK	Custer	Coney 1-22 Lease	Section 22, Township 12 North, Range 19 West, Custer County, Oklahoma	640.00000
OK	Grady	Ewing	SEC 28 T6N R7W	N/A
OK	Kingfisher	Karson Konner 1609 Lease	Section 21, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	640.00000
OK	Custer	Lois 2-22 Lease	Section 22, Township 12 North, Range 19 West, Custer County, Oklahoma	N/A
OK	Kingfisher	Oppel 1-27 Lease	Section 27, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	N/A
OK	Kingfisher	Pony Express 27 Lease	Section 27, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	640.00000
OK	Kingfisher	Pony Express 27-16N-9W Lease	Section 27, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	N/A

OK	Kingfisher	Privott 1-27 Lease	Section 27, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	N/A
OK	Kingfisher	Quintle 1-28 Lease	Section 28, Township 16 North, Range 9 West, Kingfisher County, Oklahoma	N/A
OK	Grady	Smith 1-28	SEC 28 T6N R7W	N/A
TX	Pecos	American Syndicate		N/A
TX	Karnes	Annie Trial et al Lease	238.4 acres situated in the Isaac Gary Survey 532, Abstract 124 & Ramon Musquiz Survey, Abstract 7, Karnes County, Texas	238.40000
TX	Karnes	Apollo Unit	850.719 acres situated in the Erasmo Seguin Survey, Abstract 10, Karnes County, Texas	850.71900
TX	Pecos	ARCO Terrazas Lease	TRACTS 20, 21, 28, 29, 30, 31, 37, 38 SURV 1, BLK 105 ABT 2005, WILLIAM P. HOWARD TX SURVEY	N/A
TX	Karnes	Audioslave Lease	815.11 acres situated in the Jesus Hernandez Survey 17, Abstract 140, Karnes County, Texas	N/A
TX	Reagan	Bailey A, B & C Lease	651 acres situated in Sections 14 & 9, Blocks L & G, TC RR Co. & GC&SF RR Co. Surveys	N/A
TX	Andrews	Barrow 15C Lease	160 acres situated in Section 15, Block A-31, PSL Survey, Abstract 1063, Andrews County, Texas	160.00000
TX	Smith	Bright Gas Unit 1	704 acres situated in the J. Noblitt & Phillip Lively Surveys, Abstracts 735 & 567, Smith County, Texas	704.00000
TX	Karnes	C.T. Pollock		N/A
TX	Karnes	Chevelle Unit	372.32 acres situated in the Andres Hernandez Survey, Abstract 4, Karnes County, Texas	N/A
TX	Andrews	Clampett, Jed "A" Lease	320 acres situated in Section 18, Block A-34, Public School Land Survey, Abstract 1552, Andrews County, Texas	320.00000
TX	Andrews	Clampett, Jed "D" Lease	160 acres situated in Section 12, Block A-34, Public School Land Survey, Abstract 1683, Andrews County, Texas Assignment dated October 30, 2003 from Hillbilly Resources Three, LLC to Pogo Producing Company, recorded in Volume 813, Page 392, Official Public Records of Andrews County, Texas, shows the tract description for the Clampett, Jed "D" Lease to be the SW/4 of Sec 12 Blk A-34.	160.00000

TX	Andrews	Clampett, Jed "E" Lease	160 acres situated in Section 12, Block A-34, Public School Land Survey, Abstract 1683, Andrews County, Texas Assignment dated October 30, 2003 from Hillbilly Resources Three, LLC to Pogo Producing Company, recorded in Volume 813, Page 392, Official Public Records of Andrews County, Texas, shows the tract description for the Clampett, Jed "E" Lease to be the NW/4 of Sec 12 Blk A-34.	160.00000
TX	Andrews	Clampett, Jed "F" Lease	160 acres situated in Section 12, Block A-34, Public School Land Survey, Abstract 1683, Andrews County, Texas TAssignment dated October 30, 2003 from Hillbilly Resources Three, LLC to Pogo Producing Company, recorded in Volume 813, Page 392, Official Public Records of Andrews County, Texas, shows the tract description for the Clampett, Jed "F" Lease to be the SW/4 of Sec 12 Blk A-34.	160.00000
TX	Andrews	Clampett, Jed "G" Lease	160 acres situated in Section 12, Block A-34, Public School Land Survey, Abstract 1683, Andrews County, Texas	160.00000
TX	Andrews	Clampett, Jed Lease	640 acres situated in Section 19, Block A-34, PSL Survey, Abstract 1692, Andrews County, Texas	640.00000
TX	Midland	Cleveland 43 Lease	80.8 acres situated in Section 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstract 192, Midland County, Texas	80.80000
TX	Fayette	Counts, Joan Unit 1	352 acres situated in the E. Savage Survey, Abstract 90, Fayette County, Texas Designation of Unit dated December 16, 1986 from John H. Young, Inc. to the Public, recorded in Volume 258, Page 892, Deed Records of Fayette County, Texas, gives a metes & bounds description of the 352-acre tract. A deed plotting program was used to determine the general shape of the tract and an approximate 352-acre area was determined using area measurement tools on the RRC's GIS Map	352.00000
TX	Karnes	Crowder Unit	175.05 acres situated in the Jesus Hernandez Survey, Abstract 140 & Anthony Bates Survey, Abstract 55, Karnes County, Texas	175.05000
TX	Martin	Davis		N/A
TX	Karnes	Deftones EF Unit	PI Co Svy, A-322, J McGrand Svy, A-431, R Musquiz Svy, A-7, I Gary Svy, A-124	245.64000
TX	Karnes	Duncan Unit	622.63 acres situated in the Andres Hernandez Survey, Abstract 4, Karnes County, Texas	622.63000
TX	Midland	Estes, Button "7-8" Unit	80.02 acres situated in Sections 7 & 8, Block 39, Township 1 South, T&P RR Co. Survey, Abstracts 34 & 719, Midland County, Texas	N/A
TX	Fayette	Eva Marie Unit	366.364 acres situated in the George Duty League, Abstract 41, Fayette County, Texas	366.36400
TX	Karnes	Finley Unit	319.84 acres situated in the Andres Hernandez Survey, Abstract 4, Karnes County, Texas	N/A
TX	Andrews	Flora Lease	160 acres situated in Sections 18 & 23, Block A-34, PSL Survey, Abstracts 1552 & 1925, Andrews County, Texas	160.00000
TX	Karnes	Foo Congregation Lease	496.36 acres situated in the A. Hernandez Survey, Abstract 4, Karnes County, Texas	N/A

TX	Karnes	Foo Everlong Lease	496.36 acres situated in the A. Hernandez Survey, Abstract 4, Karnes County, Texas	N/A
TX	Karnes	Foo Hero Lease	314.54 Acres Situated in the Andres Hernandez Survey, Abstract 4	N/A
TX	Karnes	Foo Unit	496.36 acres situated in the A. Hernandez Survey, Abstract 4, Karnes County, Texas	496.36000
TX	Howard & Mitchell	Foster, W.L. Lease	400 acres situated in Section 43, Block 29, Township 1 North, T&P RR Co. Survey, Abstracts 215 & 651, Howard & Mitchell Counties, Texas Assignment dated May 1, 2020 from Cirle H Oil Co., Inc. to Sweet Crude Operating, LLC, recorded in Volume 1912, Page 530, Official Public Records of Howard County, Texas, describes the Foster, W.L. Lease tract as being the SW/4 & E/2 of Section 43 SAVE AND EXCEPT the SW/4SE/4 and the NE/4SE/4.	400.00000
TX	Karnes	Gussie-Yanta Unit	J McCoull Svy 19, A-200, PI CO Svy, A-322, R Musquiz Svy, A-7, I Clover Svy, A-62	574.50000
TX	Reeves	Guthrie -6- Lease	160.2 acres situated in Section 6, Block 50, Township 7 South, T&P RR CO Survey, Abstract 5568 & 5231, Reeves County, Texas	160.20000
TX	Karnes	Hardy Unit AC	346.93 acres situated in the Erasmo Seguin Survey, Abstract 10 & Louis Menchaca Survey, Abstract 5, Karnes County, Texas	N/A
TX	Midland	High Sky I 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky J 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky K 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky M 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky N 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Midland	High Sky O 42-43 Lease	653.25 acres situated in Sections 42 & 43, Block 37, Township 1 South, T&P RR Co. Survey, Abstracts 1204, 1409 & 192, Midland County, Texas	N/A
TX	Andrews	Hillbilly Lease	401.9 acres situated in Section 22, Block A-34, PSL Survey, Abstract 2266, Andrews County, Texas	401.90000
TX	Andrews	Jasper B Lease	160 acres situated in Sections 4 & 7, Block A-31, PSL Survey	N/A
TX	Karnes	Jauer-Pollok Unit	165.54 acres situated in the Erasmo Seguin Survey, Abstract 10 & Luis Menchaca Survey, Abstract 5, Karnes County, Texas	165.54000
TX	Karnes	JB Swientek		N/A

TX	Gaines	Jones Ranch "21" Lease	160.925 acres situated in Section 21, Block A-7, PSL Survey, Abstract 536, Gaines County, Texas Assignment dated August 8, 2006 from Riata Energy, Inc. to Petrosource Production Company, L.P., recorded in Document ID Number 2006-3144 Official Public Records of Gaines County, Texas, lists the Jones Ranch "21" 502, 504 & 506 wells in the exhibit as being assigned and references an Oil & Gas Lease which covers 160.925 acres, being the E/2NW/4, NE/4SW/4 & SW/4NE/4 of Section 21, Block A-7.	160.92500
TX	Fayette	Kathryn Unit

704 acres situated in the George Duty & E. Savage Leagues, Abstracts 41 & 90, Fayette County, Texas
Designation of Unit dated May 1, 1986 from John H. Young, Inc. to the Public, recorded in Volume 257, Page 677, Deed Records of Fayette County, Texas, shows the Kathryn Unit's gross acreage to be 704.00 acres and gives metes & bounds descriptions for the 39 small tracts that make up the full 704-acre Kathryn Unit tract.
Tract Note: There are conflicting interest values on the 2019 ORRI-RI spreadsheet for the Kathryn Unit. There is a .125 interest value and a .00125 interest value. We are currently unable to determine which interest is the correct one and we applied the smaller of the two numbers on the report.

				704.00000
TX	Karnes	Keys Unit	J. McCoull Svy, A-200, I Clover Svy, A-62, P I Co Svy, A-322, R Musquiz Svy, A?	N/A
TX	Karnes	Kolodziej-Pawelek Unit	476.1 acres situated in the M. Lopez Survey, Abstract 181 & A. Bates Survey, Abstract 55, Karnes County, Texas	476.10000
TX	Karnes	Kopecki		N/A
TX	Karnes	Kruciak-Yanta Unit	S Hendericks Svy 602, A-276, J McCoull Svy 19, A-200, R Musquiz Svy A-7	487.77000
TX	Karnes	Margaret Ann Lease	443.61 acres situated in the Andres Hernandez Survey, Abstract 4, Karnes County, Texas	443.61000
TX	Andrews	Means, R.M. et al -B- Lease	80 acres situated in Section 18, Block A-34, PSL Survey, Abstract 1552, Andrews County, Texas	N/A
TX	CROCKETT COUNTY	Miller Lease		N/A
TX	Karnes	Mills Unit	599.12 ACRES, MOR OR LESS LOCATED IN THE ANDRES HERNANDEZ GRANT ABSTRACT NO 4	N/A
TX	Karnes	Moczygemba Leo Et Al		N/A
TX	Karnes	Moczygemba Pollok Unit	368.97 acres situated in the Louis Menchaca Survey, Abstract 5 & Andres Hernandez Survey, Abstract 4, Karnes County, Texas	368.97000
TX	Karnes	Moczygemba Unit	409.14 acres situated in the William Henry Austin Survey, Abstract 21 & George Voss Survey, Abstract 286, Karnes County, Texas	409.14000

TX	Karnes	Moczygemba, A. Lease	205.5 acres situated in the W.H. Austin Survey, Abstract 21, Karnes County, Texas	N/A
TX	Karnes	Moczygemba-Jauer Unit	322.15 acres situated in the Louis Menchaca Grant, Abstract 5 & Don Erasmo Seguin Survey, Abstract 10, Karnes County, Texas	322.15000
TX	Karnes	Moczygemba-Jauer-Pollok PSA

691.12 acres situated in the Louis Menchaca Survey, Abstract 5, Karnes County, Texas
**This PSA consists of the following units:  Moczygemba-Jauer Unit - 322.15 acres  &  Mocsygemba-Pollok Unit - 368.97 acres

				N/A
TX	Midland	O'Daniel Lease

160 acres situated in Section 1, Block 37, Township 2 South, Susannah Wright Survey, Midland County, Texas
Assignment dated February 25, 2019 from Hunt Oil Company West Texas, LLC to Pioneer Natural Resources USA, Inc., Document ID Number 2019-5585, Official Public Records of Midland County, Texas, assigns ownership of the O'Daniel #1 well to Pioneer along with base Oil & Gas Lease 1054/212 which shows the legal description to be the SW/4 of Section 1 Block 37 T-2-S.

				N/A
TX	Midland	Odaniel-Floyd E1A Lease	E2 & SW of Sec 1, Sec 2, Blk 37, T2S Wright Svy & W2 of Sec 2, Blk 37, T3S, T&P RR Co Svy	2743.90000
TX	Midland	Odaniel-Floyd E1B Lease	Sec 1, 2, 3, 4 SF 4646, 4647, 4648, 4649, Sec 1&2, BLK 37, T&P RR Co Svy	N/A
TX	Midland	Odaniel-Floyd E1C Lease	Sec 1, 2, 3, 4 SF 4646, 4647, 4648, 4649, Sec 1&2, BLK 37, T&P RR Co Svy	N/A
TX	Midland	Odaniel-Floyd W1V Lease	E2 & SW of Sec 1, Sec 2, Blk 37, T2S Wright Svy & W2 of Sec 2, Blk 37, T3S, T&P RR Co Svy	N/A
TX	Midland	Odaniel-Floyd W1W Lease	Sec 1, 2, 3, 4 SF 4646, 4647, 4648, 4649, Sec 1&2, BLK 37, T&P RR Co Svy	N/A
TX	Midland	Odaniel-Floyd W1X	Sec 1, 2, 3, 4 SF 4646, 4647, 4648, 4649, Sec 1&2, BLK 37, T&P RR Co Svy	N/A
TX	Karnes	Opiela Lease	637 acres situated in the Jesus Hernandez Survey 17, Abstract 140, Karnes County, Texas	637.00000
TX	Karnes	Parker Unit	A F Mitchell Svy, A-221, A F Mitchell Svy, A-202, A Hernandez SVY, A-4	640.00000
TX	Karnes	Pawelek, Ben A. Lease	153 acres situated in the A. Bates Survey, Abstract 55, Karnes County, Texas	N/A
TX	DAWSON/MARTIN	Pepper "12" Lease	Labor 12, League 263, Kent CSL Survey, Abstract 612, Martin County, Texas	177.00000
TX	Karnes	Person Otha Lease		637.00000
TX	Reagan	Pettit "8" Lease	160 Acres Situated in Section 8, Block C, EL&RR RR. Co. Survey, Abstract 914, Reagan County, Texas	160.00000
TX	Reagan	Pettit (14) Lease	326.9 acres situated in Section 14, Block L, T.C. Ry. Co. Survey, Abstract 431, Reagan County, Texas	326.90000

TX	Reagan	Pettit 8A Lease	160 acres situated in Section 8, Block C, EL&RR RR. Co Survey, Abstract 714, Reagan County, Texas	160.00000
TX	Reagan	Pettit 8A-8 Lease	320 acres out of Section 8, Block C, E.L.&R.R. Co. Survey, Abstracts 714 & 914 Reagan County, Texas	N/A
TX	Reeves	Pony Deal Unit A 12	320 acres situated in Section 12, Block C-7, PSL Survey	320.00000
TX	Karnes	Pop Unit	485.02 acres situated in Andres Hernandez Survey, Abstract 4, Karnes County, Texas	485.02000
TX	Karnes	Radiohead EF Unit	84.61 acres situated in the P.I. CO. Survey, Abstract 322 & Ramon Musquiz Survey, Abstract 7, Karnes County, Texas	N/A
TX	Howard	Read, C.D. Lease	80 acres situated in Section 46, Block 30, Township 1 North, T&P RR Co. Survey, Abstract 1270, Howard County, Texas Assignment dated May 1, 2020 from Circle H Oil Company, Inc. to Sweet Crude Operating, LLC, recorded in Volume 1912, Page 530, Official Public Records of Howard County, Texas, describes the tact for the Read, C.D. Lease as being the E/2SW/4 of Section 46 Blk 30 T-1-N.	80.00000
TX	Howard	Read, W.R. -B- Lease	Section 48, Block 30, Township 1 North, T&P RR. Co. Survey, Abstract 1269, Howard County, Texas Assignment dated May 1, 2020 from Circle H Oil Company, Inc to Sweet Crude Operating, LLC, recorded in Volume 1912, Page 530, Official Public Records of Howard County, Texas, shows the tract description for the Read, W.R. -B- Lease to be the SE/4, S/2SW/4 & SE/4NE/4SW/4 of Sec 48 Blk 30 T-1-N. Further research would be needed to verify this tract description.	250.00000
TX	Howard	Read, W.R. Lease	140 acres situated in Survey 47, Block 30, Township 1 North, T&P RR. CO. Survey, Abstract 246, Howard County, Texas	140.00000
TX	Howard	Roberts -C- Lease	240 acres situated in Section 128, Block 29, W&NW RR Co. Survey, Abstract 1319, Howard County, Texas Assignment dated May 1, 2020 from Cirle H Oil Co., Inc. to Sweet Crude Operating, LLC, recorded in Volume 1912, Page 530, Official Public Records of Howard County, Texas, describes the Roberts -C- Lease tract as being the NW/4 and N/2SE/4 of Section 128, Block 29.	240.00000
TX	Lacava	Rochelle Unit

561.172 acs, M Carrol Svy, A-107, B Riley, A-389, H Turner, A-451.  API 42-285-32692, LEASE 174438, DRY HOLLOW FIELD, 258.71 ACRES MORE OR LESS OUT OF P HUERTAR SURVEY, A-227, A-452, BEN RILEY SURVEY 1-389

				N/A
TX	Midland	Shady Oaks I-N 48-37 Lease	486.59 acres situated in Sections 48 & 37, Block 38, Township 1 South, T&P RR Co. Survey	N/A
TX	Smith	Shamburger Lake Unit	JW Stewart Svy, A-931, W H Attree Svy, A-60, Lane Svy, A-557, M H White Svy, A-1051, J M Logan Svy, A-1109, B B Ray Svy, A-821, M Morris Svy, A-696, E Smith Svy, A?	2109.12000

TX	Upton	Shirk 13 Lease	331 acres situated in Section 13, Block 2, MK & T Survey, Abstract 332, Upton County, Texas	331.00000
TX	Howard	Softvest 1 Lease	156.2 Acres situated in Section 1, Block 34, Township 1 South, T. & P. RR CO Survey, Abstract 404, Howard County, Texas	156.20000
TX	Howard	Softvest Unit 1	86.01 acres situated in Section 1, Block 34, Township 1 South, T&P RR. Co. Survey, Abstract 404, Howard County, Texas	86.01000
TX	Reagan	State "B" Lease	160 acres situated in Section 14, Block 12, University Land Survey, Abstract 292, Reagan County, Texas	160.00000
TX	Reagan	State "C" Lease	160 acres situated in Section 23, Block 12, UL Survey, Abstract U301, Reagan County, Texas Tract Note: Due to the fact there is no permit plat on the Railroad Commission we were unable to determine the tract area for the State "C" Lease. According to the spreadsheet provided by Dustin Gragg, the State "C" Lease covers the NE/4 of Sec 23 Blk 12.	160.00000
TX	Reagan	State "E" Lease	160 acres situated in Section 14, Block 12, UL Survey, Abstract U292, Reagan County, Texas Tract Note: Due to the fact there is no permit plat on the Railroad Commission we were unable to determine the tract area for the State "E" Lease. According to the spreadsheet provided by Dustin Gragg, the State "E" Lease covers the SW/4 of Sec 14, Blk 12.	160.00000
TX	Reagan	State K Lease		N/A
TX	Reagan	State L Lease		N/A
TX	Karnes	STP Unit	232.8 acres situated in the Andres Hernandez Survey, Abstract 4, Karnes County, Texas	232.80000
TX	Martin	Tiger SN 245-252 Unit	1250.12 acres situated in League 245, Dickens County School Land Survey, Abstract 598 & League 252, Ward County School Land Survey, Abstract Martin County, Texas	1250.12000
TX	Karnes	Trial Unit	196.78 acres situated in the Dan Erasmo Seguin Survey, Abstract 10, Karnes County, Texas	196.78000
TX	Karnes	Trial-Jauer Pollok SA Unit	362.22 acres situated in the Erasmo Seguin Survey, Abstract 10 & Luis Menchaca Survey, Abstract 5, Karnes County, Texas	N/A
TX	Karnes	Wiatrek Unit	363.88 acres situated in the Joseph S. Edgar Survey, Abstract 109 & George Voss Survey, Abstract 286, Karnes County, Texas	363.88000
TX	Karnes	Wiatrek, P.V. Lease	118.04 acres situated in the George Voss Survey, Abstract 286, Karnes County, Texas	N/A
TX	Howard	Wilkinson Ranch 34-1 Lease	640.85 acres situated in Section 34, Block 34, Township 1 North & Section 1, Block 34, Township 1 South, T&P RR Co. Survey, Abstracts 1349 & 404, Howard County, Texas	640.85000

TX	Howard	Wilkinson Ranch 34-1C Lease	640.85 acres situated in Section 34, Block 34, Township 1 North & Section 1, Block 34, Township 1 South, T&P RR Co. Survey, Abstracts 1349 & 404, Howard County, Texas	N/A
TX	Howard	Wilkinson Ranch D 34-1 Lease	640.85 acres situated in Section 34, Block 34, Township 1 North & Section 1, Block 34, Township 1 South, T&P RR Co. Survey, Abstracts 1349 & 404, Howard County, Texas	N/A
TX	Karnes	Yanta et al Unit	J Hernandez Svy 17, A-140, PI Co Svy, A-522, R Musquiz Svy, A-7, I Gary Svy, A-124	485.17500
TX	Karnes	Yanta, Tom J Lease

Isaac Gary Survey, Abstract 124, Karnes County, Texas
Tract Note: No further information regarding the gross acreage or tract description for the Yanta, Tom J Lease available. The Yanta, Tom J #1 well was plugged on 2/20/2019 and the Yanta, Tom J #2 well 1/17/2017.

				N/A
TX	Midland	Zoe 37 Lease	120 acres situated in Section 37, Block 38, Township 1 South, T&P RR CO Survey, Abstract 28, Midland County, Texas	120.00000
WY	Campbell	Central Hilight Unit	Sections in 45N-71W&70W, 44N-70W	26306.05000
WY	Campbell	Chimney Cone Lease	All of Section 36, Township 45 North, Range 71 West, Campbell County, Wyoming	N/A
WY	Crook	Deadman Creek Unit TR 4	SESE Sec 13& NENE Sec 24-53N-68W, SE, SW, S2NW Sec 18-53N-67W, NW, NWNE Sec 19-53N-67W DEADMAN CR TR 4 LEASE 318-004 T53N R67W, 6TH PM, SEC 18: SENW, E/2SW LOGS 2, 3, & 4	713.88000
WY	Campbell	Grady Unit	Sections in 45N&46N-71W T46N R71W SEC 20, 21, 33	9482.10000
WY	Campbell	House Creek North Unit	Sections in 46N-74W&75W & 45N-74W NWSW SEC 21 T47N R75W	9681.36000
WY	Campbell	ST Tinkler Lease	All of Section 16, Township 45 North, Range 71 West, Campbell County, Wyoming	N/A

EXHIBIT A-3

NPRI Properties

[attached]

EXHIBIT A-3
NON-PARTICIPATING ROYALTY INTEREST PROPERTIES
			Unit / Lease
State	County(ies)	Unit / Lease	Legal Description	Unit Gross Acres
TX	Reeves	Majestic State 12 Lease	336.5 acres situated in Section 12, Block 51, Township 7 South, T&P RR Co. Survey, Abstract 3000, Reeves County, Texas	336.50000
TX	Martin	VLT Browning Units	VLT Browning Hunter Unit, VLT Browning Medallion Unit, VLT Browning Stalker Unit 643.81 acres situated in Sections 8 & 7, Block 35, Township 1 South, T&P RR Co. Survey, Abstracts 656 & 114, Martin County, Texas	643.81000
TX	Martin	VLT Kimber Units	VLT Kimber Hunter Unit, VLT Kimber Open Range Unit, VLT Kimber Dangerous Game Unit 481.77 acres situated in Sections 8 & 17, Block 35, Township 1 South, T&P RR Co. Survey, Abstracts 656 & 114, Martin County, Texas	481.77000
TX	Midland	Western T 8 Lease	609.68 acres, being all of Section 8, Block 39, Township 1 South, T&P RR Co. Survey, Abstract 719, Midland County, Texas	609.68000

EXHIBIT A-4

Wells

[attached]

EXHIBIT A-4
WELL SCHEDULE

State	County(ies)	Unit / Lease	Well Name	API Number
TX	Pecos	American Syndicate	TX AMERICAN SYNDICATE UNIT 316 2	42-371-31610
TX	Gaines	Andrews Section 21	ANDREWS SEC 21 1	42-165-33792
TX	Andrews	Andrews, Selma "A" Lease	ANDREWS SELMA A 1	42-003-38818
TX	Andrews	Andrews, Selma "A" Lease	ANDREWS SELMA A 3SA	42-003-40227
TX	Andrews	Andrews, Selma "A" Lease	ANDREWS SELMA A 4SA	42-003-40360
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 103H	42-255-34409
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 107H	42-255-35529
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 109H	42-255-35524
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 10H	42-255-35522
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 1H	42-255-35158
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 2H	42-255-35159
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 4H	42-255-35513
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 6H	42-255-35528
TX	Karnes	Annie Trial et al Lease	ANNIE TRIAL ET AL 8H	42-255-35527
TX	Reeves	Anthony Lease	ANTHONY 1	42-389-31852
TX	Reeves	Anthony Lease	ANTHONY 2	42-389-31871
TX	Karnes	Apollo Unit	APOLLO UNIT 1010H	42-255-35830
TX	Karnes	Apollo Unit	APOLLO UNIT 1012H	42-255-35832
TX	Karnes	Apollo Unit	APOLLO UNIT 1015H	42-255-35957
TX	Karnes	Apollo Unit	APOLLO UNIT 101H	42-255-35313
TX	Karnes	Apollo Unit	APOLLO UNIT 103H	42-255-35321
TX	Karnes	Apollo Unit	APOLLO UNIT 105H	42-255-35704
TX	Karnes	Apollo Unit	APOLLO UNIT 11H	42-255-35831
TX	Karnes	Apollo Unit	APOLLO UNIT 13H	42-255-35833
TX	Karnes	Apollo Unit	APOLLO UNIT 16H	42-255-35958
TX	Karnes	Apollo Unit	APOLLO UNIT 2H	42-255-35320
TX	Karnes	Apollo Unit	APOLLO UNIT 4H	42-255-35703
TX	Karnes	Apollo Unit	APOLLO UNIT 6H	42-255-35705
TX	Karnes	Apollo Unit	APOLLO UNIT 8H	42-255-35707
TX	Karnes	Apollo Unit	APOLLO UNIT 9H	42-255-35829
TX	Pecos	ARCO Terrazas Lease	ARCO-TERRAZAS LEASE	42-371-31526
NM	Eddy	Aston Federal Lease	ASTON FEDERAL 1	30-015-10043
TX	Karnes	Audioslave Lease	AUDIOSLAVE A 102H	42-255-35935

TX	Reagan	Bailey A, B & C Lease	BAILEY A 1H	42-383-40863
TX	Reagan	Bailey A, B & C Lease	BAILEY B 2H	42-383-40864
TX	Reagan	Bailey A, B & C Lease	BAILEY C 3H	42-383-40865
TX	Midland	Barbara Lease	BARBARA 1	43-329-38146
TX	Midland	Barbara Lease	BARBARA 1	42-329-38146
TX	Midland	Barbara Lease	BARBARA 2	42-329-38147
TX	Andrews	Barrow 15C Lease	BARROW 15C 4H	42-003-47473
TX	Andrews	Barrow 8C Lease	BARROW 8C 4H	42-003-47334
TX	Andrews	Bell "C" Lease	BELL "C" 2R	42-003-35307
TX	Andrews	Bell "C" Lease	BELL C 1	42-003-34163
TX	Andrews	Bell "C" Lease	BELL C 3	42-003-34805
TX	Andrews	Bell "C" Lease	BELL C 4	42-003-34873
TX	Lea	Berry Hobbs Lease	BERRY HOBBS 001	30-025-30349
OK	Kingfisher	Betty Lou 1-28 Lease	BETTY LOU 1-28	35-073-24627
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 1	42-003-07794
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 10	42-003-07806
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 11	42-003-37103
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 12	42-003-37163
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 13	42-003-37268
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 14	42-003-37283
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 15	42-003-37361
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 2	42-003-03173
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 2	42-003-07797
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 2W	42-003-37716
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 4	42-003-07800
TX	Andrews & Gaines	Biles, J.D. Lease	BILES J. D. 6	42-003-07802
TX	Andrews	Biles, J.D. Lease	BILES, J. D. 4	42-003-01182
TX	Andrews & Gaines	Biles, J.D. Lease	BILES, J.D. 22D	42-165-38269
TX	Gaines	Biles, J.D. Lease	J. D. BILES 2 1H	42-165-38255
TX	Gaines	Biles, J.D. Lease	J. D. BILES 2C 4H	42-165-38418
TX	Andrews	Bird, F.A. -F- Lease	BIRD, F.A. -F- 1	42-003-10014
TX	Andrews	Bird, F.A. -F- Lease	BIRD, F.A. -F- 2	42-003-10142
TX	Midland	Boone & Boone A, C & D Leases	BOONE 3	42-329-31504
TX	Midland	Boone & Boone A, C & D Leases	BOONE C 1	42-329-32163
TX	Midland	Boone & Boone A, C & D Leases	BOONE D 1	42-329-32269
TX	Midland	Boone -41- Lease	BOONE -41- 1	42-329-30165
TX	Midland & Glasscock	Boone -8- Lease	BOONE -8- 1	42-173-31979
TX	Midland & Glasscock	Boone -8- Lease	BOONE -8- 2	42-173-32099
TX	Midland	Boone -G- Lease	BOONE -G- 1	42-329-00530

TX	Midland & Glasscock	Boone, K.S. Lease	BOONE K. S. 5	42-329-34193
TX	Midland & Glasscock	Boone, K.S. Lease	BOONE K. S. 6	42-329-36173
TX	Midland & Glasscock	Boone, K.S. Lease	BOONE K. S. 7	42-329-37093
TX	Midland & Glasscock	Boone, K.S. Lease	BOONE K. S. 8	42-329-37087
TX	Midland & Glasscock	Boone, K.S. Lease	BOONE, K.S. DEEP 3	42-173-32013
TX	Midland & Glasscock	Boone, K.S. Lease	BOONE, K.S. DEEP 4	42-173-32017
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 10101HA	42-329-40697
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 10101HB	42-329-40691
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 10201HB	42-329-39441
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 10201HL	42-329-41703
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 20102HA	42-329-41753
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 20102HB	42-329-41752
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 20202HB	42-329-40688
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 20202HL	42-329-41713
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 30103HA	42-329-42456
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 30103HB	42-329-42507
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 30203HB	42-329-41751
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 30203HL	42-329-42455
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 40104HA	42-329-42458
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 40104HB	42-329-42505
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 40204HB	42-329-40451
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 40204HL	42-329-42457
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 50105HA	42-329-42583
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 50105HB	42-329-42508
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 50205HB	42-329-40447
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 50205HL	42-329-42584
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 60106HA	42-173-37534
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 60206HB	42-173-37276
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 60206HL	42-173-37535
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 70107HB	42-173-37277
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 70207HL	42-173-37536
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 80108HA	42-173-37278
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 80208HB	42-173-36634
TX	Midland & Glasscock	Boone-Coffee 10-80 Leases	BOONE-COFFEE 80208HL	42-173-37537
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 1001	42-003-39064
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 101	42-003-34256
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 102	42-003-46785
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 1101	42-003-38817
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 1201	42-003-36333

TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 1301	42-003-32912
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 201	42-003-37579
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 202	42-003-44134
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 203	42-003-45189
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 301	42-003-35821
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 302	42-003-42716
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 401	42-003-37158
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 402	42-003-42665
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 501	42-003-36041
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 502	42-003-42718
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 601	42-003-37267
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 602	42-003-42721
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 603	42-003-44170
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 701	42-003-37953
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 702	42-003-38685
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 703	42-003-42722
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 704	42-003-44135
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 801	42-003-38528
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 802	42-003-38605
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 803	42-003-44136
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 901	42-003-37708
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 902	42-003-37823
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 903	42-003-38273
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 904	42-003-38403
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 905	42-003-42715
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 906	42-003-45188
TX	Andrews	Boydell South Unit	BOYDELL SOUTH UNIT 907	42-003-45187
TX	Smith	Bright Gas Unit 1	BRIGHT 1	42-423-30834
TX	Smith	Bright Gas Unit 1	BRIGHT 10	42-423-31911
TX	Smith	Bright Gas Unit 1	BRIGHT 11	42-423-31913
TX	Smith	Bright Gas Unit 1	BRIGHT 12	42-423-31941
TX	Smith	Bright Gas Unit 1	BRIGHT 13	42-423-31937
TX	Smith	Bright Gas Unit 1	BRIGHT 14	42-423-31972
TX	Smith	Bright Gas Unit 1	BRIGHT 15	42-423-31931
TX	Smith	Bright Gas Unit 1	BRIGHT 16	42-423-31957
TX	Smith	Bright Gas Unit 1	BRIGHT 2	42-423-31559
TX	Smith	Bright Gas Unit 1	BRIGHT 3	42-423-31610
TX	Smith	Bright Gas Unit 1	BRIGHT 4	42-423-31621
TX	Smith	Bright Gas Unit 1	BRIGHT 5	42-423-31758

TX	Smith	Bright Gas Unit 1	BRIGHT 6	42-423-31789
TX	Smith	Bright Gas Unit 1	BRIGHT 7	42-423-31818
TX	Smith	Bright Gas Unit 1	BRIGHT 8	42-423-31807
TX	Smith	Bright Gas Unit 1	BRIGHT 9	42-423-31852
TX	Howard	Broughton 15C & 15D Leases	BROUGHTON 15C 1HJ	42-227-40022
TX	Howard	Broughton 15C & 15D Leases	BROUGHTON 15D 2HK	42-227-40023
TX	Karnes	C.T. Pollock	POLLOK, C. T. 2	42-255-00691
TX	Karnes	C.T. Pollock	POLLOK, C. T. 3	42-255-31155
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 110	49-005-21642
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 112	49-005-21472
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 113	49-005-21473
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 125	49-005-22048
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 128	49-005-22060
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 129	49-005-22059
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 139	49-005-21891
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 140	49-005-22055
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 141	49-005-22005
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 143	49-005-21782
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 147	49-005-21728
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 150	49-005-21894
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 158	49-005-22360
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 169	49-005-22519
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 177	49-005-22292
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 183	49-005-21136
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 184	49-005-21114
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 185	49-005-21465
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 186	49-005-21469
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 187	49-005-20888
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 191	49-005-21616
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 192	49-005-21804
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 194	49-005-21359
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 195	49-005-21470
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 196	49-005-21690
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 206	49-005-21659
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 207	49-005-21710
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 208	49-005-21927
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 209	49-005-22163
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 210	49-005-21748
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 218	49-005-21743
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 219	49-005-21741

WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 220	49-005-21936
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 221	49-005-21937
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 226	49-005-21959
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 227	49-005-22016
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 230	49-005-30944
WY	Campbell	Central Hilight Unit	CENTRAL HILIGHT UNIT 231	49-005-31371
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474711 4701BH	42-329-43667
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474711 4711AH	42-329-43666
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474711 4751CH	42-329-43668
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474711 4761DH	42-329-43670
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474711 4781NH	42-329-43669
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474712 4752CH	42-329-43665
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-474712 4762DH	42-329-43671
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4712 4702BH	42-329-43664
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4712 4712AH	42-329-43663
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4713 4703BH	42-329-43591
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4713 4713AH	42-329-43590
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4713 4753CH	42-329-43592
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4713 4763DH	42-329-43593
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4714 4714AH	42-329-43588
TX	Midland	Charles Midkiff 38-47 Lease	CHARLES MIDKIFF 38-47 4714 4754CH	42-329-43589
TX	Karnes	Chevelle Unit	CHEVELLE UNIT 101H	42-255-35655
TX	Karnes	Chevelle Unit	CHEVELLE UNIT 102H	42-255-35658
TX	Karnes	Chevelle Unit	CHEVELLE UNIT 103H	42-255-36222
TX	Karnes	Chevelle Unit	CHEVELLE UNIT 104H	42-255-36223
TX	Karnes	Chevelle Unit	CHEVELLE UNIT 105H	42-255-36224
TX	Karnes	Chevelle Unit	CHEVELLE UNIT 106H	42-255-36225
WY	Campbell	Chimney Cone Lease	CHIMNEY CONE 36-11TH	49-005-63833
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 201	42-135-40175
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 202	42-135-40461
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 203	42-135-40731
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 204	42-135-40824
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 205	42-135-41564
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 206D	42-135-41789
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 207D	42-135-41791
TX	Ector	Chivas Regal Lease	CHIVAS REGAL 208D	42-135-41792
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 1	42-003-38558
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 10W	42-003-39247
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 11	42-003-39486

TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 12	42-003-39485
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 13W	42-003-39484
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 2	42-003-38680
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 3	42-003-38755
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 4	42-003-38899
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 5	42-003-38959
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 6	42-003-39019
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 7	42-003-39037
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 8W	42-003-39440
TX	Andrews	Clampett, Jed "A" Lease	CLAMPETT JED A 9W	42-003-39439
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 1	42-003-38683
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 11W	42-003-39489
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 12W	42-003-39488
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 13W	42-003-39487
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 2	42-003-38754
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 3	42-003-38900
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 4	42-003-39210
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 6W	42-003-39396
TX	Andrews	Clampett, Jed "D" Lease	CLAMPETT JED D 8W	42-003-39449
TX	Andrews	Clampett, Jed "E" Lease	CLAMPETT JED E 1	42-003-38762
TX	Andrews	Clampett, Jed "E" Lease	CLAMPETT JED E 2	42-003-39283
TX	Andrews	Clampett, Jed "F" Lease	CLAMPETT JED F 1	42-003-34063
TX	Andrews	Clampett, Jed "F" Lease	CLAMPETT JED F 2	42-003-38960
TX	Andrews	Clampett, Jed "F" Lease	CLAMPETT JED F 3	42-003-39251
TX	Andrews	Clampett, Jed "F" Lease	CLAMPETT JED F 4	42-003-39250
TX	Andrews	Clampett, Jed "G" Lease	CLAMPETT JED G 1	42-003-39273
TX	Andrews	Clampett, Jed "G" Lease	CLAMPETT JED G 2	42-003-39248
TX	Andrews	Clampett, Jed "G" Lease	CLAMPETT JED G 3	42-003-39272
TX	Andrews	Clampett, Jed "G" Lease	CLAMPETT JED G 5W	42-003-39501
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 1	42-003-38142
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 10	42-003-39018
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 11	42-003-39038
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 12	42-003-39062
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 13	42-003-39096
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 14	42-003-39104
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 15	42-003-39171
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 16	42-003-39172
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 17W	42-003-39173
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 18	42-003-39201
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 19W	42-003-39394

TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 1Y	42-003-39261
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 2	42-003-38518
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 20W	42-003-39395
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 21W	42-003-39397
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 22W	42-003-39377
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 23W	42-003-39378
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 24W	42-003-39379
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 25W	42-003-39381
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 26W	42-003-39380
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 27W	42-003-39478
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 28W	42-003-39477
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 29W	42-003-39476
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 3	42-003-38559
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 30	42-003-39246
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 31	42-003-39245
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 32	42-003-39293
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 4	42-003-38630
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 5	42-003-38682
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 6	42-003-38763
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 7	42-003-38898
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 8	42-003-38958
TX	Andrews	Clampett, Jed Lease	CLAMPETT JED 9	42-003-38961
TX	Midland	Cleveland 43 Lease	CLEVELAND 43 1	42-329-38448
NM	Eddy	COI Empire South Unit 12	COI EMPIRE SOUTH UNIT 12	30-015-21947
NM	Eddy	COI Empire South Unit 6	COI EMPIRE SOUTH UNIT 6	30-015-21562
OK	Custer	Coney 1-22 Lease	CONEY 1-22	35-039-22079
TX	Glasscock	Cooper 301 Lease	COOPER 301 2	42-173-33294
TX	Glasscock	Cooper Lease	COOPER 1	42-173-34403
TX	Glasscock	Cooper Lease	COOPER 2	42-173-34405
TX	Glasscock	Cooper Lease	COOPER 3	42-173-34406
TX	Glasscock	Cooper Lease	COOPER 3601	42-173-31989
TX	Lea	Cossatot E Lease	COSSATOT E 001	30-025-24245
TX	Lea	Cossatot E Lease	COSSATOT E 002	30-025-25436
TX	Lea	Cossatot H Lease	COSSATOT H 001	30-025-24409
TX	Lea	Cossatot J Lease	COSSATOT J 001	30-025-24436
TX	Fayette	Counts, Joan Unit 1	COUNTS JOAN 1	42-149-32215
TX	Andrews	County Line Lease	COUNTY LINE 1	42-003-37641
TX	Andrews & Gaines	County Line Lease	COUNTY LINE 2	42-165-34935
TX	Andrews	County Line Lease	COUNTY LINE 3	42-003-37883

TX	Andrews	County Line Lease	COUNTY LINE 4	42-003-38010
TX	Andrews & Gaines	County Line Lease	COUNTY LINE 5	42-165-35122
TX	Andrews & Gaines	County Line Lease	COUNTY LINE 6	42-165-35292
TX	Karnes	Crowder Unit	CROWDER UNIT 102H	42-255-35996
TX	Karnes	Crowder Unit	CROWDER UNIT 1H	42-255-35994
TX	Lea	Danglade Lease	DANGLADE 001	30-025-10448
TX	Lea	Danglade Lease	DANGLADE 002	30-025-23609
TX	Martin	Davis	DAVIS 1	42-317-32969
WY	Crook	Deadman Creek Unit TR 4	S DEADMAN 1-19	49-011-22999
TX	Karnes	Deftones Ac Unit	DEFTONES AC UNIT 101H	42-255-35387
TX	Karnes	Deftones Ac Unit	DEFTONES AC UNIT 102H	42-255-35364
TX	Karnes	Deftones Ac Unit	DEFTONES AC UNIT 103H	42-255-35382
TX	Karnes	Deftones EF Unit	DEFTONES EF UNIT 1H	42-255-35367
TX	Karnes	Deftones EF Unit	DEFTONES EF UNIT 2H	42-255-35369
TX	Karnes	Deftones EF Unit	DEFTONES EF UNIT 3H	42-255-35370
TX	Karnes	Deftones EF Unit	DEFTONES EF UNIT 4H	42-255-35386
NM	Eddy	Drag B	DRAG B COM 002	30-015-20782
TX	Karnes	Duncan Unit	DUNCAN UNIT 10H	42-255-36592
TX	Karnes	Duncan Unit	DUNCAN UNIT 11H	42-255-36593
TX	Karnes	Duncan Unit	DUNCAN UNIT 12H	42-255-36594
TX	Karnes	Duncan Unit	DUNCAN UNIT 13H	42-255-36595
TX	Karnes	Duncan Unit	DUNCAN UNIT 14H	42-255-37131
TX	Karnes	Duncan Unit	DUNCAN UNIT 15H	42-255-37132
TX	Karnes	Duncan Unit	DUNCAN UNIT 16H	42-255-37133
TX	Karnes	Duncan Unit	DUNCAN UNIT 17H	42-255-37134
TX	Karnes	Duncan Unit	DUNCAN UNIT 3H	42-255-36314
TX	Karnes	Duncan Unit	DUNCAN UNIT 4H	42-255-33683
TX	Karnes	Duncan Unit	DUNCAN UNIT 5H	42-255-33684
TX	Karnes	Duncan Unit	DUNCAN UNIT 6H	42-255-33682
TX	Karnes	Duncan Unit	DUNCAN UNIT 7H	42-255-33679
TX	Karnes	Duncan Unit	DUNCAN UNIT 8H	42-255-35355
TX	Karnes	Duncan Unit	DUNCAN UNIT 9H	42-255-35356
TX	Midland	Dwight Lease	DWIGHT 1	42-329-32459
TX	Midland	Dwight Lease	DWIGHT 2	42-329-32553
TX	Midland	Dwight-Midkiff 25M-25R Leases	DWIGHT-MIDKIFF 25M 13H	42-329-42737
TX	Midland	Dwight-Midkiff 25M-25R Leases	DWIGHT-MIDKIFF 25N 14H	42-329-42738
TX	Midland	Dwight-Midkiff 25M-25R Leases	DWIGHT-MIDKIFF 25O 15H	42-329-42739
TX	Midland	Dwight-Midkiff 25M-25R Leases	DWIGHT-MIDKIFF 25P 16H	42-329-42258
TX	Midland	Dwight-Midkiff 25M-25R Leases	DWIGHT-MIDKIFF 25Q 17H	42-329-42259

TX	Midland	Dwight-Midkiff 25M-25R Leases	DWIGHT-MIDKIFF 25R 18H	42-329-42260
TX	Pecos	Ellyson F.J.	ELLYSON F.J. 1	42-371-30672
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2602 2602BH	42-329-40365
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2603 2603BH	42-329-40366
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2604 2604BH	42-329-40388
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2611 2611AH	42-329-41005
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2612 2612AH	42-329-40364
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2613 2613AH	42-329-41006
TX	Midland	Elona Brown 35 Allocation 2600'S	ELONA BROWN 35 ALLOCATION 2614 2614AH	42-329-40394
NM	Lea	Elydia C Winters B	ELYDIA C WINTERS B 001	30-025-11490
NM	Lea	Elydia C Winters B	ELYDIA C WINTERS B 002	30-025-11491
NM	Eddy	Empire South Deep Unit	EMPIRE SOUTH DEEP UNIT 001	30-015-20492
NM	Eddy	Empire South Deep Unit	EMPIRE SOUTH DEEP UNIT 002	30-015-20584
NM	Eddy	Empire South Deep Unit	EMPIRE SOUTH DEEP UNIT 005	30-015-21279
NM	Eddy	Empire South Deep Unit	EMPIRE SOUTH DEEP UNIT 016	30-015-22241
NM	Eddy	Empire South Deep Unit	EMPIRE SOUTH DEEP UNIT 023	30-015-31620
NM	Eddy	Empire South Deep Unit 21	EMPIRE SOUTH DEEP UNIT 21	30-015-23470
NM	Eddy	Empire South Deep Unit 3	EMPIRE SOUTH DEEP UNIT 3	30-015-20685
TX	Midland	Estes, Button "7-8" Unit	ESTES BUTTON 7-8 UNIT 4	42-329-37587
TX	Fayette	Eva Marie Unit	EVA MARIE UNIT 1R	42-149-32081
OK	Grady	Ewing	EWING 2-28	35-051-22298
TX	Midland	Farms Lease	FARMS 1	42-329-37299
TX	Karnes	Finley Unit	FINLEY UNIT 101H	42-255-35921
TX	Karnes	Finley Unit	FINLEY UNIT 102H	42-255-35922
TX	Karnes	Finley Unit	FINLEY UNIT 103H	42-255-35923
TX	Karnes	Finley Unit	FINLEY UNIT 104H	42-255-36259
TX	Karnes	Finley Unit	FINLEY UNIT 105H	42-255-36267
NM	Lea	Fj Danglade	F J DANGLADE 002	30-025-24585
TX	Andrews	Flora Lease	FLORA 1H	42-003-47670
TX	Karnes	Foo Congregation Lease	FOO CONGREGATION 1H	42-255-35666
TX	Karnes	Foo Everlong Lease	FOO EVERLONG 1H	42-255-35662
TX	Karnes	Foo Hero Lease	FOO-HERO 1H	42-255-36465
TX	Karnes	Foo Unit	FOO UNIT 1H	42-255-36468
TX	Karnes	Foo Unit	FOO UNIT 2H	42-255-36469
TX	Karnes	Foo Unit	FOO UNIT 3H	42-255-36470
TX	Karnes	Foo Unit	FOO UNIT 4H	42-255-36472
TX	Karnes	Foo Unit	FOO UNIT 5H	42-255-36473
TX	Karnes	Foo Unit	FOO UNIT 6H	42-255-36474
TX	Howard & Mitchell	Foster, W.L. Lease	FOSTER, W. L. 1	42-227-00764

TX	Howard & Mitchell	Foster, W.L. Lease	FOSTER, W. L. 3	42-227-00763
TX	Howard & Mitchell	Foster, W.L. Lease	FOSTER, W. L. 4	42-227-10510
TX	Howard & Mitchell	Foster, W.L. Lease	FOSTER, W. L. 6	42-227-31459
TX	Howard & Mitchell	Foster, W.L. Lease	FOSTER, W. L. 7	42-227-32010
TX	Howard & Mitchell	Foster, W.L. Lease	FOSTER, W. L. 8	42-227-33821
TX	Midland	Frank Midkiff 35 Allocation 2600'S	FRANK MIDKIFF 35 ALLOCATION 2605 2605BH	42-329-41662
TX	Midland	Frank Midkiff 35 Allocation 2600'S	FRANK MIDKIFF 35 ALLOCATION 2616 2616AH	42-329-41647
TX	Midland	Frank Midkiff 35 Allocation 2600'S	FRANK MIDKIFF 35 ALLOCATION 2617 2617BH	42-329-41075
TX	Midland	Frank Midkiff 35 Allocation 2600'S	FRANK MIDKIFF 35 ALLOCATION 2618 2608BH	42-329-41074
TX	Midland	Frank Midkiff 35 Allocation 2600'S	FRANK MIDKIFF 35 ALLOCATION 2618 2618AH	42-329-41069
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3805 3805BH	42-329-41638
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3805 3815AH	42-329-41639
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3807 3807BH	42-329-41055
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3807 3817AH	42-329-41045
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3808 3808BH	42-329-41046
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3808 3818AH	42-329-41047
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3816 3806BH	42-329-41642
TX	Midland	Frank Midkiff 35 Allocation 3800'S	FRANK MIDKIFF 35 ALLOCATION 3816 3816AH	42-329-41640
TX	Lea	Freedom Lease	FREEDOM 001	30-025-23205
TX	Andrews	Fsau	FSAU 11	42-003-37470
TX	Andrews	Fsau	FSAU 12	42-003-39372
TX	Andrews	Fsau	FSAU 13	42-003-37539
TX	Andrews	Fsau	FSAU 15	42-003-37538
TX	Andrews	Fsau	FSAU 17	42-003-37537
TX	Andrews	Fsau	FSAU 22	42-003-10807
TX	Andrews	Fsau	FSAU 23W	42-003-37964
TX	Andrews	Fsau	FSAU 24	42-003-10529
TX	Andrews	Fsau	FSAU 25W	42-003-37965
TX	Andrews	Fsau	FSAU 26W	42-003-37465
TX	Andrews	Fsau	FSAU 27W	42-003-37966
TX	Andrews	Fsau	FSAU 28	42-003-10725
TX	Andrews	Fsau	FSAU 2A	42-003-35643
TX	Andrews	Fsau	FSAU 31	42-003-37471
TX	Andrews	Fsau	FSAU 32X	42-003-38208
TX	Andrews	Fsau	FSAU 33	42-003-37464
TX	Andrews	Fsau	FSAU 34	42-003-37963
TX	Andrews	Fsau	FSAU 35H	42-003-37642
TX	Andrews	Fsau	FSAU 36	42-003-37969
TX	Andrews	Fsau	FSAU 37W	42-003-37462
TX	Andrews	Fsau	FSAU 38	42-003-37461

TX	Andrews	Fsau	FSAU 410	42-003-33065
TX	Andrews	Fsau	FSAU 42W	42-003-37472
TX	Andrews	Fsau	FSAU 43W	42-003-37962
TX	Andrews	Fsau	FSAU 44	42-003-10768
TX	Andrews	Fsau	FSAU 45W	42-003-37961
TX	Andrews	Fsau	FSAU 46	42-003-10867
TX	Andrews	Fsau	FSAU 46RW	42-003-37578
TX	Andrews	Fsau	FSAU 47W	42-003-37968
TX	Andrews	Fsau	FSAU 48	42-003-31164
TX	Andrews	Fsau	FSAU 51	42-003-37473
TX	Andrews	Fsau	FSAU 52	42-003-37960
TX	Andrews	Fsau	FSAU 53	42-003-37463
TX	Andrews	Fsau	FSAU 54	42-003-37959
TX	Andrews	Fsau	FSAU 55	42-003-37477
TX	Andrews	Fsau	FSAU 56W	42-003-37957
TX	Andrews	Fsau	FSAU 57W	42-003-37476
TX	Andrews	Fsau	FSAU 58H	42-003-37958
TX	Andrews	Fsau	FSAU 59	42-003-37488
TX	Andrews	Fsau	FSAU 6	42-003-36483
TX	Andrews	Fsau	FSAU 62	42-003-03667
TX	Andrews	Fsau	FSAU 63W	42-003-37956
TX	Andrews	Fsau	FSAU 64	42-003-11050
TX	Andrews	Fsau	FSAU 65W	42-003-37955
TX	Andrews	Fsau	FSAU 66	42-003-11031
TX	Andrews	Fsau	FSAU 67W	42-003-37954
TX	Andrews	Fsau	FSAU 68	42-003-10961
TX	Andrews	Fsau	FSAU 71	42-003-37459
TX	Andrews	Fsau	FSAU 73H	42-003-37475
TX	Andrews	Fsau	FSAU 75H	42-003-37478
TX	Andrews	Fsau	FSAU 77	42-003-37474
TX	Andrews	Fsau	FSAU 82W	42-003-37460
TX	Andrews	Fsau	FSAU 84	42-003-30021
TX	Andrews	Fsau	FSAU 86W	42-003-34578
TX	Andrews	Fsau	FSAU 88W	42-003-35077
TX	Andrews	Fsau	FSAU 8A	42-003-34317
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 1215	42-003-48036
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 1615	42-003-48096
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 1802	42-003-47826
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 1815	42-003-48093
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 2315	42-003-48037

TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 2925	42-003-48090
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 3113	42-003-48049
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 3115	42-003-48050
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 3512	42-003-48031
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 4325	42-003-48077
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 4364B	42-003-48109
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 4474	42-003-48076
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 6520	42-003-48032
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 7115	42-003-48091
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 7532	42-003-48034
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 7632	42-003-48035
TX	Andrews	Fullerton Clearfork Unit	FULLERTON CLEARFORK UNIT 7814R	42-003-48095
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 1	42-003-03040
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 10	42-003-04417
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 100	42-003-35116
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 101	42-003-35131
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 102	42-003-35130
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 103	42-003-35129
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 104	42-003-35223
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 105	42-003-35214
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 106	42-003-35168
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 107W	42-003-35212
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 108	42-003-35113
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 109	42-003-35137
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 11	42-003-04411
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 111	42-003-35666
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 112	42-003-35787
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 113W	42-003-35226
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 116	42-003-35743
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 118W	42-003-35625
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 119	42-003-35667
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 11S	42-003-39400
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 12	42-003-04405
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 120	42-003-35668
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 121	42-003-35669
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 122	42-003-36276
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 123	42-003-36277
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 124	42-003-36164
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 125	42-003-37855
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 126	42-003-38104

TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 128	42-003-38103
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 129	42-003-38321
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 13	42-003-04404
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 130	42-003-38547
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 131	42-003-38548
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 132	42-003-38657
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 14	42-003-04406
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 15W	42-003-04410
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 16W	42-003-04432
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 17W	42-003-04414
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 18W	42-003-04407
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 19W	42-003-04408
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 1WS	42-003-30075
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 20W	42-003-04443
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 21W	42-003-04444
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 22	42-003-04445
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 23	42-003-04427
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 24	42-003-04421
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 25	42-003-04416
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 26	42-003-83847
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 27	42-003-04415
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 28W	42-003-04423
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 29	42-003-83849
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 2W	42-003-04965
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 30	42-003-04435
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 31W	42-003-04429
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 32W	42-003-04424
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 33W	42-003-04422
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 33WR	42-003-38549
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 34	42-003-04425
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 35	42-003-04426
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 36	42-003-04431
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 37	42-003-04434
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 38	42-003-04437
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 39	42-003-04436
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 3W	42-003-04430
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 40	42-003-02791
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 41	42-003-30597
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 42	42-003-31075
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 43	42-003-32244

TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 44	42-003-32245
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 45	42-003-33610
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 46	42-003-32438
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 47	42-003-32439
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 48	42-003-33470
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 49	42-003-33471
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 4W	42-003-04428
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 5	42-003-04419
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 50	42-003-32426
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 51	42-003-32440
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 52	42-003-32441
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 53	42-003-32428
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 54	42-003-32445
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 55	42-003-32442
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 56	42-003-32443
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 57	42-003-32450
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 58	42-003-32281
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 59	42-003-32453
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 6	42-003-04420
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 60	42-003-33611
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 61	42-003-32414
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 62	42-003-32415
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 63	42-003-32433
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 64	42-003-32444
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 65	42-003-32432
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 66	42-003-32431
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 67	42-003-32409
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 68	42-003-32466
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 69	42-003-32451
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 70	42-003-33612
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 71	42-003-33613
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 72	42-003-33614
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 73	42-003-33447
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 74	42-003-34240
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 75	42-003-34241
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 76	42-003-33572
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 77	42-003-34740
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 78	42-003-34741
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 79	42-003-35205
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 7W	42-003-04409

TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 80	42-003-35169
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 81	42-003-35218
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 82	42-003-35136
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 83W	42-003-35213
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 84	42-003-35135
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 85	42-003-35240
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 86	42-003-35115
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 87	42-003-35134
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 88	42-003-35224
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 89	42-003-35215
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 8W	42-003-04412
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 90	42-003-35216
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 91	42-003-35227
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 92	42-003-35171
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 93	42-003-35133
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 94	42-003-35132
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 95	42-003-35114
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 96	42-003-35170
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 97	42-003-35217
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 98	42-003-35211
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 99	42-003-35225
TX	Andrews	Fullerton San Andres Unit	FULLERTON /SAN ANDRES/ UNIT 9W	42-003-04418
TX	Gregg	Garrett Buford Blow	GARRETT BUFORD BLOW 3 1HH	42-183-32160
TX	Gregg	Garrett Buford Blow	GARRETT BUFORD BLOW 3A 2HH	42-183-32161
TX	Gregg	Garrett Buford Blow	GARRETT BUFORD BLOW 3B 3HH	42-183-32162
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 1	42-183-30477
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 10	42-183-31482
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 11	42-183-31681
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 12	42-183-31933
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 14	42-183-31929
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 15	42-183-31928
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 16	42-183-31994
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 17	42-183-31913
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 18	42-183-31958
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 2	42-183-30804
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 3	42-183-30806
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 4	42-183-30809
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 5	42-183-31072
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 6	42-183-31476

TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 7	42-183-31179
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 8	42-183-31193
TX	Gregg	Garrett, A.C. Gas Unit	GARRETT A.C. GU 9	42-183-31481
TX	Andrews & Gaines	Goen 222C Lease	GOEN 222C 3H	42-003-47750
WY	Campbell	Grady Unit	GRADY UNIT 14-27	49-005-21621
WY	Campbell	Grady Unit	GRADY UNIT 15	49-005-21763
WY	Campbell	Grady Unit	GRADY UNIT 23	49-005-21593
WY	Campbell	Grady Unit	GRADY UNIT 25	49-005-22112
WY	Campbell	Grady Unit	GRADY UNIT 26-I	49-005-22172
WY	Campbell	Grady Unit	GRADY UNIT 27	49-005-22342
WY	Campbell	Grady Unit	GRADY UNIT 28	49-005-22305
WY	Campbell	Grady Unit	GRADY UNIT 33	49-005-21972
WY	Campbell	Grady Unit	GRADY UNIT 34	49-005-22032
WY	Campbell	Grady Unit	GRADY UNIT 35	49-005-22347
WY	Campbell	Grady Unit	GRADY UNIT 36	49-005-22206
WY	Campbell	Grady Unit	GRADY UNIT 39-I	49-005-22110
WY	Campbell	Grady Unit	GRADY UNIT 4	49-005-21517
WY	Campbell	Grady Unit	GRADY UNIT 46	49-005-21477
WY	Campbell	Grady Unit	GRADY UNIT 48	49-005-22341
WY	Campbell	Grady Unit	GRADY UNIT 49	49-005-22440
WY	Campbell	Grady Unit	GRADY UNIT 59	49-005-22275
TX	Karnes	Gussie-Yanta Unit	GUSSIE YANTA 1010H	42-255-34665
TX	Karnes	Gussie-Yanta Unit	GUSSIE YANTA 108H	42-255-34661
TX	Karnes	Gussie-Yanta Unit	GUSSIE YANTA 11H	42-255-34667
TX	Karnes	Gussie-Yanta Unit	GUSSIE YANTA 9H	42-255-34668
TX	Karnes	Gussie-Yanta Unit	YANTA, GUSSIE 1	42-255-00159
TX	Karnes	Gussie-Yanta Unit	YANTA, GUSSIE 2	42-255-00160
TX	Karnes	Gussie-Yanta Unit	YANTA, GUSSIE 4	42-255-00165
TX	Karnes	Gussie-Yanta Unit	YANTA, GUSSIE 5	42-255-00162
TX	Karnes	Gussie-Yanta Unit	YANTA, GUSSIE 6	42-255-00163
TX	Karnes	Gussie-Yanta Unit	YANTA, GUSSIE 7	42-255-31182
TX	Reeves	Guthrie -6- Lease	GUTHRIE -6- 2	42-389-33350
TX	Lea	Hager Lease	HAGER 001	30-025-29923
TX	Karnes	Hardy Unit AC	HARDY UNIT AC 1H	42-255-36297
TX	Karnes	Hardy Unit AC	HARDY UNIT AC 2H	42-255-36298
WY	Campbell	Hcnu	HCNU 12-21	49-005-51776
WY	Campbell	Hcnu	HCNU 12-36	49-005-54727
WY	Campbell	Hcnu	HCNU 12-8	49-005-51747
WY	Campbell	Hcnu	HCNU 13-16	49-005-51775

WY	Campbell	Hcnu	HCNU 13-31	49-005-57304
WY	Campbell	Hcnu	HCNU 14-2	49-005-54718
WY	Campbell	Hcnu	HCNU 14-5	49-005-57263
WY	Campbell	Hcnu	HCNU 14-6	49-005-59934
WY	Campbell	Hcnu	HCNU 14-8	49-005-27690
WY	Campbell	Hcnu	HCNU 21-12	49-005-23234
WY	Campbell	Hcnu	HCNU 21-17	49-005-54723
WY	Campbell	Hcnu	HCNU 21-2	49-005-23589
WY	Campbell	Hcnu	HCNU 21-6	49-005-54725
WY	Campbell	Hcnu	HCNU 23-08	49-005-51774
WY	Campbell	Hcnu	HCNU 23-1	49-005-57542
WY	Campbell	Hcnu	HCNU 23-16	49-005-56153
WY	Campbell	Hcnu	HCNU 23-2	49-005-23879
WY	Campbell	Hcnu	HCNU 24-1	49-005-23248
WY	Campbell	Hcnu	HCNU 24-26	49-005-56152
WY	Campbell	Hcnu	HCNU 24-27	49-005-61720
WY	Campbell	Hcnu	HCNU 32-11	49-005-56267
WY	Campbell	Hcnu	HCNU 32-12	49-005-25243
WY	Campbell	Hcnu	HCNU 32-2	49-005-23701
WY	Campbell	Hcnu	HCNU 32-35	49-005-56154
WY	Campbell	Hcnu	HCNU 32-6	49-005-57303
WY	Campbell	Hcnu	HCNU 33-17	49-005-51748
WY	Campbell	Hcnu	HCNU 33-36	49-005-54726
WY	Campbell	Hcnu	HCNU 34-16	49-005-54720
WY	Campbell	Hcnu	HCNU 34-2	49-005-49155
WY	Campbell	Hcnu	HCNU 34-34	49-005-39630
WY	Campbell	Hcnu	HCNU 34-6	49-005-23909
WY	Campbell	Hcnu	HCNU 41-11	49-005-57719
WY	Campbell	Hcnu	HCNU 41-28	49-005-23742
WY	Campbell	Hcnu	HCNU 42-27	49-005-57264
WY	Campbell	Hcnu	HCNU 43-21	49-005-51749
WY	Campbell	Hcnu	HCNU 43-6	49-005-57262
WY	Campbell	Hcnu	HCNU 44-17	49-005-25810
WY	Campbell	Hcnu	HCNU 44-17X	49-005-54721
WY	Campbell	Hcnu	HCNU 44-20	49-005-54719
WY	Campbell	Hcnu	HCNU 44-36	49-005-23698
WY	Campbell	Hcnu	HCNU FEE 12-13H	49-005-62227
WY	Campbell	Hcnu	HOUSE CREEK 12-6	49-005-23832
WY	Campbell	Hcnu	HOUSE CREEK 23-6	49-005-23694
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 11-27	49-005-31294

WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 11-28	49-005-31652
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 12-2	49-005-31653
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 13-26	49-005-31264
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 14-35	49-005-23508
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 21-21	49-005-23664
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 21-28	49-005-30908
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 21-35	49-005-31654
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 21-7	49-005-51746
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 22-34	49-005-39764
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 23-21	49-005-23734
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 23-22	49-005-30918
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 23-27	49-005-23722
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 23-34	49-005-31265
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 31-17	49-005-33001
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 31-27	49-005-25242
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 31-34	49-005-39765
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 32-17	49-005-54722
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 32-28H	49-005-30617
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 32-34	49-005-39766
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 32-36	49-005-23838
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 32-7	49-005-52720
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 33-20	49-005-32592
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 33-21	49-005-23471
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 33-22	49-005-31293
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 33-27	49-005-30906
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 34-7	49-005-54724
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 41-2	49-005-32591
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 42-21	49-005-23563
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 43-7	49-005-33081
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 44-21	49-005-39582
WY	Campbell	Hcnu	HOUSE CREEK NORTH UN 44-3	49-005-33088
WY	Campbell	Hcnu	HOUSE CREEK UNIT 41-7	49-005-23693
TX	Midland	High Sky I 42-43 Lease	HIGH SKY I 42 43 2409H	42-329-44432
TX	Midland	High Sky I 42-43 Lease	HIGH SKY I 42 43 2809H	42-329-44431
TX	Midland	High Sky I 42-43 Lease	HIGH SKY I 42 43 4309H	42-329-44430
TX	Midland	High Sky J 42-43 Lease	HIGH SKY J 42 43 2610H	42-329-44429
TX	Midland	High Sky J 42-43 Lease	HIGH SKY J 42 43 4210H	42-329-44428
TX	Midland	High Sky J 42-43 Lease	HIGH SKY K 42 43 2811H	42-329-44426
TX	Midland	High Sky K 42-43 Lease	HIGH SKY K 42 43 4311H	42-329-44427
TX	Midland	High Sky M 42-43 Lease	HIGH SKY M 42 43 2813H	42-329-44425

TX	Midland	High Sky M 42-43 Lease	HIGH SKY M 42 43 4213H	42-329-44424
TX	Midland	High Sky N 42-43 Lease	HIGH SKY N 42-43 2414H	42-329-43263
TX	Midland	High Sky N 42-43 Lease	HIGH SKY N 42-43 4314H	42-329-44423
TX	Midland	High Sky O 42-43 Lease	HIGH SKY O 42-43 2615	42-329-43262
TX	Midland	High Sky O 42-43 Lease	HIGH SKY O 42-43 2815	42-329-44422
TX	Midland	High Sky O 42-43 Lease	HIGH SKY O 42-43 4215	42-329-44421
NM	Lea	Hightower Lease	HIGHTOWER A 001	30-025-30282
TX	Andrews	Hillbilly Lease	HILLBILLY 1	42-003-39831
TX	Andrews	Hillbilly Lease	HILLBILLY 2	42-003-38641
TX	Andrews	Hillbilly Lease	HILLBILLY 3	42-003-39982
TX	Andrews	Hillbilly Lease	HILLBILLY 4	42-003-40217
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 002	30-025-09748
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 003	30-025-27019
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 004	30-025-26403
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 006	30-025-09745
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 007	30-025-09747
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 008	30-025-27020
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 009	30-025-26404
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 010	30-025-27073
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 011	30-025-26896
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 012	30-025-09767
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 013	30-025-09768
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 014	30-025-26869
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 015	30-025-26405
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 016	30-025-11652
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 017	30-025-11648
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 018	30-025-26897
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 019	30-025-26406
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 020	30-025-26407
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 021	30-025-09769
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 022	30-025-09766
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 023	30-025-11649
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 024	30-025-11653
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 025	30-025-26408
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 027	30-025-26871
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 028	30-025-26872
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 029	30-025-11651
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 030	30-025-11654
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 031	30-025-26409
TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 032	30-025-29148

TX	Lea	Jalmat Yates Unit	JALMAT YATES UNIT 033	30-025-29990
TX	Andrews	Jasper B Lease	JASPER B 2H	42-003-47843
TX	Karnes	Jauer-Pollok Unit	JAUER POLLOK UNIT 2H	42-255-35729
TX	Karnes	Jauer-Pollok Unit	JAUER-POLLOK UNIT 1H	42-255-33513
TX	Karnes	Jauer-Pollok Unit	JAUER-POLLOK UNIT 3H	42-255-35727
TX	Karnes	Jb Swientek	SWIENTEK, J. B. 1	42-255-00663
TX	Martin	JNM Trust Lease	JNM TRUST 1	42-317-36755
TX	Martin	JNM Trust Lease	JNM TRUST 2	42-317-37121
TX	Gaines	Jones Ranch "21" Lease	JONES RANCH 21 502	42-165-00131
TX	Gaines	Jones Ranch "21" Lease	JONES RANCH 21 504	42-165-00133
TX	Gaines	Jones Ranch "21" Lease	JONES RANCH 21 506	42-165-33261
TX	Martin	Kargl Unit	KARGL UNIT 1	42-317-37237
OK	Kingfisher	Karson Konner 1609 Lease	KARSON KONNER 1609 1-21-28MXH	35-073-25470
TX	Fayette	Kathryn Unit	KATHRYN 1	42-149-32174
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 1	30-025-01926
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 10	30-025-01923
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 11	30-025-01929
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 12	30-025-01925
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 15	30-025-01934
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 16	30-025-01940
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 18	30-025-08333
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 19	30-025-01272
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 21	30-025-01274
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 22	30-025-01273
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 24	30-025-01942
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 25	30-025-01938
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 27	30-025-01936
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 28	30-025-01944
NM	Lea	Kemnitz Wolfcamp Unit	KEMNITZ WOLFCAMP UNIT 9	30-025-01921
TX	Karnes	Keys Unit	KEYS UNIT 102H	42-255-36587
TX	Karnes	Keys Unit	KEYS UNIT 104H	42-255-36588
TX	Karnes	Keys Unit	KEYS UNIT 106H	42-255-36589
TX	Karnes	Keys Unit	KEYS UNIT 11H	42-255-36686
TX	Karnes	Keys Unit	KEYS UNIT 1H	42-255-36582
TX	Karnes	Keys Unit	KEYS UNIT 3H	42-255-36583
TX	Karnes	Keys Unit	KEYS UNIT 5H	42-255-36584
TX	Karnes	Keys Unit	KEYS UNIT 7H	42-255-36585
TX	Karnes	Keys Unit	KEYS UNIT 9H	42-255-36586
TX	Lea	King WN Lease	KING WN 002	30-025-09321

TX	Lea	King WN Lease	KING WN 003	30-025-09322
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 102H	42-255-34157
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 106H	42-255-34398
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 108H	42-255-34428
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 1H	42-255-32084
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 4H	42-255-34159
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 5H	42-255-34160
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 7H	42-255-34399
TX	Karnes	Kolodziej-Pawelek Unit	KOLODZIEJ-PAWELEK UNIT 9H	42-255-34415
TX	Karnes	Kopecki	KOPECKI, E. B., 2 1	42-255-00670
TX	Karnes	Kruciak-Yanta Unit	KRUCIAK 1	42-255-00181
TX	Karnes	Kruciak-Yanta Unit	KRUCIAK, BEN L. -A- 1	42-255-00180
TX	Karnes	Kruciak-Yanta Unit	KRUCIAK-YANTA UNIT 1H	42-255-33707
TX	Karnes	Kruciak-Yanta Unit	KRUCIAK-YANTA UNIT 102H	42-255-35214
TX	Karnes	Kruciak-Yanta Unit	KRUCIAK-YANTA UNIT 103H	42-255-35215
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 1	30-025-28458
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 102	30-025-10384
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 103	30-025-10388
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 105	30-025-31658
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 111	30-025-10386
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 131	30-025-10414
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 132	30-025-10478
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 134	30-025-10480
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 136	30-025-10482
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 137	30-025-10483
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 138	30-025-10484
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 139	30-025-23772
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 141	30-025-23771
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 142	30-025-10416
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 152	30-025-23198
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 153	30-025-28459
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 154	30-025-38324
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 161	30-025-10423
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 172	30-025-10464
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 193	30-025-10474
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 194	30-025-10475
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 196	30-025-38305
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 201	30-025-10471
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 202	30-025-36696

NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 203	30-025-36697
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 204	30-025-38306
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 211	30-025-09062
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 216	30-025-10572
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 219	30-025-28461
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 221	30-025-10476
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 222	30-025-10477
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 231	30-025-10488
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 241	30-025-10495
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 242	30-025-10496
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 243	30-025-10497
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 251	30-025-10498
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 252	30-025-10499
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 262	30-025-23617
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 272	30-025-23580
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 282	30-025-10490
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 283	30-025-10491
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 286	30-025-10494
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 291	30-025-10518
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 293	30-025-10504
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 301	30-025-10548
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 31	30-025-10422
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 310	30-025-28108
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 311	30-025-28088
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 312	30-025-28460
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 313	30-025-31660
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 314	30-025-36699
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 316	30-025-36853
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 32	30-025-10417
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 323	30-025-22655
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 34	30-025-10419
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 341	30-025-10558
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 351	30-025-10556
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 361	30-025-10577
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 364	30-025-10580
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 365	30-025-12739
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 366	30-025-28126
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 368	30-025-38271
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 372	30-025-10575
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 373	30-025-10576

NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 375	30-025-23788
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 381	30-025-10501
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 392	30-025-10505
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 41	30-025-10406
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 42	30-025-10407
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 43	30-025-10408
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 44	30-025-24033
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 45	30-025-31659
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 46	30-025-36700
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 47	30-025-36701
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 48	30-025-38320
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 512	30-025-10397
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 521	30-025-10379
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 522	30-025-08968
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 523	30-025-10401
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 525	30-025-38327
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 600	30-025-38274
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 601	30-025-38273
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 602	30-025-38275
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 603	30-025-38328
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 61	30-025-10385
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 71	30-025-10387
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 72	30-025-10389
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 82	30-025-10381
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 83	30-025-10378
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LMPSU 84	30-025-23770
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 049	30-025-38321
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 073	30-025-10390
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 101	30-025-10383
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 104	30-025-23262
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 106	30-025-38322
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 135	30-025-10481
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 143	30-025-38323
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 171	30-025-23213
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 182	30-025-10461
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 183	30-025-28692
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 192	30-025-10473
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 212	30-025-10470
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 218	30-025-21810
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 254	30-025-38325

NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 315	30-025-36698
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 322	30-025-10567
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 331	30-025-10552
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 353	30-025-10566
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 362	30-025-10578
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 367	30-025-28693
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 524	30-025-38326
NM	Lea	Langlie-Mattix Penrose Sand Unit (LMPSU)	LANGLIE MATTIX PENROSE SAND UNIT 604	30-025-38329
TX	Borden & Howard	Lil El 19-30 Lease	LIL EL 19-30 1AH	42-033-32454
TX	Borden & Howard	Lil El 19-30 Lease	LIL EL 19-30 2AH	42-033-32515
TX	Borden & Howard	Lil El 19-30 Lease	LIL EL 19-30 2SH	42-033-32516
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 1	42-003-01056
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 1	42-003-07663
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 2	42-003-07664
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 4	42-003-07665
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 73	42-003-32162
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 81W	42-003-35346
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 82W	42-003-35345
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON C. W. -A- 92	42-003-37674
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 2	42-003-01058
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 3	42-003-07668
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 5	42-003-07666
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 74	42-003-35023
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 83	42-003-35736
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 84	42-003-35737
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 85	42-003-35733
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 86	42-003-35732
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 87	42-003-35739
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 88	42-003-35731
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 89	42-003-35730
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 90	42-003-35729
TX	Andrews	Logsdon, C.W. -A- Lease	LOGSDON, C. W. -A- 91	42-003-35728
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C. W. -C- 2	42-003-03426
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C. W. C 6	42-003-38092
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 1W	42-003-03423
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 3	42-003-03428
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 4	42-003-37621
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 5	42-003-37640
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 7	42-003-38807
TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 8	42-003-38808

TX	Andrews	Logsdon, C.W. -C- Lease	LOGSDON C.W. C 9	42-003-38809
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 1	42-003-05252
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 10	42-003-37718
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 11	42-003-37881
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 12	42-003-37720
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 13	42-003-37755
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 14	42-003-37836
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 16	42-003-38574
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 19	42-003-39562
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 2	42-003-05256
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 20	42-003-41544
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 21	42-003-44957
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 22	42-003-44975
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 3	42-003-10363
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 4	42-003-10364
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 5 U	42-003-10386
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 6	42-003-10535
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 7	42-003-38189
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 8	42-003-37728
TX	Andrews	Logsdon, et al -B- Lease	LOGSDON ETAL -B- 9	42-003-37719
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 1	42-003-05260
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 11	42-003-05086
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 12	42-003-05087
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 14	42-003-10712
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 15	42-003-37659
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 16	42-003-37669
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 17	42-003-37660
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 18	42-003-37661
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 19	42-003-37662
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 21	42-003-37678
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 22	42-003-37677
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 26	42-003-37888
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 27	42-003-37775
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 28	42-003-37924
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 29	42-003-37925
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 3	42-003-05262
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 30	42-003-38237
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 31	42-003-38577
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 32	42-003-38819
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 33	42-003-40450

TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 34	42-003-40452
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 35	42-003-40453
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 36	42-003-41470
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 37	42-003-41493
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 39	42-003-42816
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 4	42-003-05265
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 42	42-003-43841
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 43	42-003-43858
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 44	42-003-44955
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 45	42-003-45086
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 46	42-003-45085
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 47	42-003-46065
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 5	42-003-05072
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 6R	42-003-41502
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON ETAL -D- 9	42-003-05082
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON, ETAL -D- 38	42-003-42827
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON, ETAL -D- 7	42-003-05078
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON, ETAL, -D- 10	42-003-05084
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON, ETAL, -D- 13W	42-003-05088
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON, ETAL, -D- 20	42-003-37663
TX	Andrews	Logsdon, et al -D- Lease	LOGSDON, ETAL, -D- 8	42-003-05080
OK	Custer	Lois 2-22 Lease	LOIS 2-22	35-039-22117
TX	Lea	Lou Wortham 11 Lease	LOU WORTHAM 11 001	30-025-38218
TX	Lea	Lou Wortham 11 Lease	LOU WORTHAM 11 003	30-025-38236
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 010	30-025-05377
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 011	30-025-05383
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 025	30-025-05379
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 051	30-025-05426
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 052	30-025-05413
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 056	30-025-05427
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 068	30-025-05409
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 070	30-025-05407
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 078	30-025-05428
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 085	30-025-30777
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 088	30-025-31139
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 093	30-025-31069
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 097	30-025-31085
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 098	30-025-31086
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 100	30-025-31087
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 101	30-025-31308

TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 106	30-025-31282
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 107	30-025-31317
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 108	30-025-31286
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 109	30-025-31281
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 110	30-025-31283
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 114	30-025-31290
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 120	30-025-31293
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 121	30-025-31294
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 122	30-025-31295
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 124	30-025-31276
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 129	30-025-31565
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 131	30-025-31567
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 133	30-025-31568
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 134	30-025-31634
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 139	30-025-31571
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 141	30-025-31536
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 142	30-025-31572
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 148	30-025-31574
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 014	30-025-03780
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 015	30-025-03796
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 019	30-025-03797
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 020	30-025-03795
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 021	30-025-03802
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 024	30-025-05373
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 029	30-025-03793
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 031	30-025-03775
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 033	30-025-03806
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 034	30-025-05375
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 040	30-025-03786
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 041	30-025-03794
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 042	30-025-03776
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 046	30-025-03832
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 049	30-025-03824
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 059	30-025-03826
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 060	30-025-03831
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 071	30-025-03833
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 072	30-025-03821
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 073	30-025-03823
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 074	30-025-03862
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 076	30-025-03929

TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 077	30-025-03930
TX	Lea	Lovington Paddock Unit	LOVINGTON PADDOCK UNIT 081	30-025-03927
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 038	30-025-05423
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 039	30-025-05417
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 061	30-025-30753
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 063	30-025-31026
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 065	30-025-31028
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 070	30-025-31364
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 073	30-025-31367
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 077	30-025-31543
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 078	30-025-31544
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 081	30-025-31547
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 011	30-025-03788
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 014	30-025-05358
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 023	30-025-05357
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 024	30-025-03781
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 026	30-025-03787
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 027	30-025-03770
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 029	30-025-03852
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 031	30-025-03837
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 032	30-025-03814
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 033	30-025-03812
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 040	30-025-03813
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 041	30-025-03811
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 042	30-025-03835
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 047	30-025-03810
TX	Lea	Lovington San Andres Unit	LOVINGTON SAN ANDRES UNIT 048	30-025-03844
TX	Lea	M.L. Goins Lease	M L GOINS 001	30-025-25827
TX	Lea	M.L. Goins Lease	M L GOINS 002	30-025-26509
TX	Lea	M.L. Goins Lease	M L GOINS 003	30-025-27035
TX	Lea	M.L. Goins Lease	M L GOINS 004	30-025-27439
NM	Chaves	Maddux	MADDUX 17 C #1	30-025-30902
TX	Reeves	Majestic State 12 Lease	MAJESTIC STATE 12 1	42-389-32724
TX	Reeves	Majestic State 12 Lease	MAJESTIC STATE 12 2	42-389-32929
TX	Reeves	Majestic State 12 Lease	MAJESTIC STATE 12 3	42-389-33219
TX	Reeves (Tx)	Majestic State 12 Lease	MAJESTIC STATE 51-13-12 A 83H PERMIT	42-389-38921
TX	Reeves (Tx)	Majestic State 12 Lease	MAJESTIC STATE 51-13-12 B 14H PERMIT	42-389-38922
TX	Reeves (Tx)	Majestic State 12 Lease	MAJESTIC STATE 51-13-12 C 85H PERMIT	42-389-38924
TX	Karnes	Margaret Ann Lease	MARGARET ANN 101H	42-255-35488
TX	Karnes	Margaret Ann Lease	MARGARET ANN 102H	42-255-35493

TX	Karnes	Margaret Ann Lease	MARGARET ANN 103H	42-255-36357
TX	Karnes	Margaret Ann Lease	MARGARET ANN 104H	42-255-36359
TX	Karnes	Margaret Ann Lease	MARGARET ANN 105H	42-255-36358
TX	Karnes	Margaret Ann Lease	MARGARET ANN 106H	42-255-36851
TX	Karnes	Margaret Ann Lease	MARGARET ANN 107H	42-255-36852
TX	Karnes	Margaret Ann Lease	MARGARET ANN 108H	42-255-36836
TX	Karnes	Margaret Ann Lease	MARGARET ANN 11H	42-255-36855
TX	Karnes	Margaret Ann Lease	MARGARET ANN 12H	42-255-36854
TX	Karnes	Margaret Ann Lease	MARGARET ANN 13H	42-255-36853
TX	Karnes	Margaret Ann Lease	MARGARET ANN 14H	42-255-36833
TX	Karnes	Margaret Ann Lease	MARGARET ANN 1H	42-255-35489
TX	Karnes	Margaret Ann Lease	MARGARET ANN 2H	42-255-35492
TX	Karnes	Margaret Ann Lease	MARGARET ANN 3H	42-255-36354
TX	Karnes	Margaret Ann Lease	MARGARET ANN 4H	42-255-36348
TX	Karnes	Margaret Ann Lease	MARGARET ANN 5H	42-255-36349
TX	Karnes	Margaret Ann Lease	MARGARET ANN 6H	42-255-36350
TX	Karnes	Margaret Ann Lease	MARGARET ANN 7H	42-255-36351
TX	Karnes	Margaret Ann Lease	MARGARET ANN 8H	42-255-36352
TX	Karnes	Margaret Ann Lease	MARGARET ANN 9H	42-255-36356
TX	Midland	Massey A Unit	MASSEY A UNIT 2611H	42-329-43830
TX	Midland	Massey A Unit	MASSEY A UNIT 2809H	42-329-43103
TX	Midland	Massey A Unit	MASSEY A UNIT 4209H	42-329-43102
TX	Midland	Massey A Unit	MASSEY A UNIT 4309H	42-329-43120
NM	Lea	Mcclure Lease	PAT H MCCLURE B 002	30-025-05317
TX	Midland	McDonald "46" Lease	MCDONALD "46" #1 1	42-329-34612
TX	Andrews	McWhorter Lease	MCWHORTER 1	42-003-37214
TX	Andrews	McWhorter Lease	MCWHORTER 3	42-003-37381
TX	Andrews	McWhorter Lease	MCWHORTER 4	42-003-37534
TX	Andrews	McWhorter Lease	MCWHORTER 5	42-003-37628
TX	Andrews	Means, R.M. et al -B- Lease	MEANS, R. M., ETAL -B- 3	42-003-46268
TX	Andrews	Means, R.M. et al -B- Lease	MEANS, R.M. ETAL -B- 1L	42-003-01878
TX	Andrews	Means, R.M. et al -B- Lease	MEANS, R.M. ETAL -B- 2	42-003-45764
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1 10H	42-329-42400
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1 11H	42-329-42405
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1 12H	42-329-42408
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1 7H	42-329-41928
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1 8H	42-329-41929
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1 9H	42-329-41930
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1M 13H	42-329-42398

TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1N 14H	42-329-42399
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1O 15H	42-329-42397
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1S 19H	42-329-41939
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1T 20H	42-329-41940
TX	Midland	Midkiff 1 & Midkiff 1 M, N, O, S, T & U	MIDKIFF 1U 21H	42-329-41957
TX	Midland	Midkiff Lease	MIDKIFF 1801	42-329-35860
TX	Midland	Midkiff Lease	MIDKIFF 1802	42-329-36177
TX	Midland	Midkiff Lease	MIDKIFF 1803	42-329-36541
TX	Midland	Midkiff Lease	MIDKIFF 1804	42-329-36554
TX	Midland	Midkiff Lease	MIDKIFF 1805	42-329-36825
TX	Midland	Midkiff Lease	MIDKIFF 1806	42-329-37143
TX	Midland	Midkiff Lease	MIDKIFF 1807	42-329-37139
TX	Midland	Midkiff Lease	MIDKIFF 1808	42-329-37140
TX	Midland	Midkiff Lease	MIDKIFF 1809	42-329-37947
TX	Midland	Midkiff Lease	MIDKIFF 1810	42-329-37948
TX	Midland	Midkiff Lease	MIDKIFF 1811	42-329-38014
TX	Midland	Midkiff Lease	MIDKIFF 1812	42-329-38018
TX	Midland	Midkiff Lease	MIDKIFF 1813	42-329-37953
TX	Midland	Midkiff Lease	MIDKIFF 1814	42-329-38203
TX	Midland	Midkiff Lease	MIDKIFF 1815	42-329-38332
TX	Midland	Midkiff Lease	MIDKIFF 1817	42-329-38677
TX	Midland	Midkiff Lease	MIDKIFF 1818H	42-329-38737
TX	Midland	Midkiff Lease	MIDKIFF 1819	42-329-38711
TX	Midland	Midkiff Lease	MIDKIFF 1820	42-329-38747
TX	Midland	Midkiff Lease	MIDKIFF 1821H	42-329-41029
TX	Midland	Midkiff Lease	MIDKIFF 1836HR	42-329-41157
TX	Midland	Midkiff Lease	MIDKIFF 1WA	42-329-41031
TX	Midland	Midkiff Lease	MIDKIFF 2LS	42-329-41038
TX	Midland	Midkiff Lease	MIDKIFF 2WB	42-329-41030
TX	Midland	Midkiff Lease	MIDKIFF 3LS	42-329-42187
TX	Midland	Midkiff Lease	MIDKIFF 3MS	42-329-42184
TX	Midland	Midkiff Lease	MIDKIFF 3WA	42-329-41037
TX	Midland	Midkiff Lease	MIDKIFF 4LS	42-329-42186
TX	Midland	Midkiff Lease	MIDKIFF 4WB	42-329-41033
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NEN11C 103H	42-329-43137
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NEN11E 104H	42-329-43161
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NEN11E 105H	42-329-43138
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NEN11F 106H	42-329-43139

TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NEN11G 107H	42-329-44009
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NEN11H 108H	42-329-44010
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11N 113H	42-329-43162
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11N 114H	42-329-43140
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11O 115H	42-329-43141
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11P 116H	42-329-43142
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11P 117H	42-329-43163
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11Q 118H	42-329-44013
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11R 119H	42-329-44014
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11S 120H	42-329-44015
TX	Midland & Upton	Midkiff NEN11 & NES11 Leases	MIDKIFF NES11T 121H	42-329-44016
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1001	42-329-80366
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1002	42-329-32425
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1003	42-329-32569
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1004	42-329-33685
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1005A	42-329-34527
TX	Midland	Midkiff Unit	MIDKIFF UNIT 103	42-329-32230
TX	Midland	Midkiff Unit	MIDKIFF UNIT 104	42-329-32406
TX	Midland	Midkiff Unit	MIDKIFF UNIT 105	42-329-32537
TX	Midland	Midkiff Unit	MIDKIFF UNIT 106	42-329-32621
TX	Midland	Midkiff Unit	MIDKIFF UNIT 107	42-329-33123
TX	Midland	Midkiff Unit	MIDKIFF UNIT 108	42-329-33617
TX	Midland	Midkiff Unit	MIDKIFF UNIT 109A	42-329-34552
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1101H	42-329-44006
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1102	42-329-32413
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1103	42-329-33149
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1104A	42-329-33670
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1109H	42-329-44007
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1202W	42-329-00683
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1205	42-329-00684
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1206	42-329-32243
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1207	42-329-32438
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1208	42-329-32439
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1210W	42-329-32731
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1211	42-329-32810
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1212	42-329-32822
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1213A	42-329-34557
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1290	42-329-32593
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1302	42-329-00690

TX	Midland	Midkiff Unit	MIDKIFF UNIT 1303	42-329-00718
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1304	42-329-32244
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1305	42-329-32428
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1306	42-329-33182
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1401	42-329-00677
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1403	42-329-31994
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1404	42-329-32229
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1405W	42-329-32734
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1406	42-329-32814
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1407A	42-329-34549
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1503	42-329-32430
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1504	42-329-32542
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1505	42-329-32543
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1506	42-329-33183
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1507A	42-329-34566
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1604	42-329-32417
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1605	42-329-32544
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1606	42-329-32545
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1607	42-329-32841
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1608	42-329-33184
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1703W	42-329-01643
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1710	42-329-32436
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1711	42-329-32573
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1712	42-329-32571
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1713A	42-329-32879
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1714A	42-329-32901
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1715A	42-329-32898
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1716A	42-329-32867
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1803	42-329-01760
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1805	42-329-00712
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1806	42-329-32405
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1807	42-329-32568
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1808A	42-329-32931
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1809A	42-329-32920
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1810A	42-329-33200
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1902	42-329-00696
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1905	42-329-32440
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1906	42-329-33199
TX	Midland	Midkiff Unit	MIDKIFF UNIT 1906W	42-329-32736
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2003	42-329-00692

TX	Midland	Midkiff Unit	MIDKIFF UNIT 2007	42-329-00697
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2008	42-329-32254
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2009	42-329-32255
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2010	42-329-32546
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2011W	42-329-32737
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2012A	42-329-34556
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2013A	42-329-34558
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2014A	42-329-34559
TX	Midland	Midkiff Unit	MIDKIFF UNIT 203	42-329-32424
TX	Midland	Midkiff Unit	MIDKIFF UNIT 204	42-329-32540
TX	Midland	Midkiff Unit	MIDKIFF UNIT 205	42-329-32539
TX	Midland	Midkiff Unit	MIDKIFF UNIT 206	42-329-32802
TX	Midland	Midkiff Unit	MIDKIFF UNIT 207	42-329-33122
TX	Midland	Midkiff Unit	MIDKIFF UNIT 208A	42-329-33650
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2105	42-329-32250
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2106	42-329-32441
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2107	42-329-32557
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2108	42-329-32558
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2109	42-329-32556
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2110	42-329-32559
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2111A	42-329-32850
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2112A	42-329-33956
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2202 D	42-329-01645
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2204W	42-329-01639
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2206	42-329-01641
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2207	42-329-01548
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2209	42-329-01759
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2210	42-329-32231
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2211	42-329-32432
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2212	42-329-32588
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2213	42-329-32924
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2214	42-329-32815
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2215A	42-329-33668
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2309	42-329-32426
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2310	42-329-32584
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2311A	42-329-32934
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2312A	42-329-32921
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2313A	42-329-32863
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2314A	42-329-32864
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2315A	42-329-33164

TX	Midland	Midkiff Unit	MIDKIFF UNIT 2316	42-329-33671
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2409	42-329-32416
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2410	42-329-32536
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2411	42-329-32538
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2412	42-329-32535
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2413A	42-329-32903
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2414A	42-329-32915
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2415A	42-329-32946
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2416A	42-329-33171
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2507	42-329-32251
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2508	42-329-32442
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2509D	42-329-32496
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2510R	42-329-32640
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2511	42-329-32586
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2512A	42-329-32862
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2513A	42-329-32865
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2514A	42-329-32877
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2515A	42-329-32880
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2516A	42-329-33144
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2605	42-329-01128
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2606	42-329-32411
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2607	42-329-32554
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2608	42-329-32555
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2609	42-329-32817
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2610	42-329-32816
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2706	42-329-32232
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2707	42-329-32419
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2708	42-329-32412
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2709	42-329-32434
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2710	42-329-32587
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2711	42-329-32811
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2712	42-329-32826
TX	Upton	Midkiff Unit	MIDKIFF UNIT 2713	42-461-33383
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2801	42-329-00329
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2804	42-329-32590
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2805	42-329-33185
TX	Midland	Midkiff Unit	MIDKIFF UNIT 2902W	42-329-00328
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3002	42-329-01566
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3003	42-329-32591
TX	Midland	Midkiff Unit	MIDKIFF UNIT 305	42-329-32414

TX	Midland	Midkiff Unit	MIDKIFF UNIT 306	42-329-32561
TX	Midland	Midkiff Unit	MIDKIFF UNIT 307	42-329-32562
TX	Midland	Midkiff Unit	MIDKIFF UNIT 308	42-329-32563
TX	Midland	Midkiff Unit	MIDKIFF UNIT 309	42-329-32614
TX	Midland	Midkiff Unit	MIDKIFF UNIT 310	42-329-32623
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3102	42-329-00200
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3103	42-329-32433
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3104W	42-329-32735
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3105W	42-329-32733
TX	Midland	Midkiff Unit	MIDKIFF UNIT 311	42-329-32800
TX	Midland	Midkiff Unit	MIDKIFF UNIT 312	42-329-32805
TX	Midland	Midkiff Unit	MIDKIFF UNIT 313	42-329-32846
TX	Midland	Midkiff Unit	MIDKIFF UNIT 314	42-329-33143
TX	Midland	Midkiff Unit	MIDKIFF UNIT 315A	42-329-34551
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3201	42-329-01540
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3210	42-461-33163
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3211	42-329-32567
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3212A	42-329-32902
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3213A	42-329-32878
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3214A	42-329-32882
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3215A	42-329-32912
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3216A	42-329-33186
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3306	42-329-32589
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3307	42-461-33279
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3308A	42-329-32833
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3404	42-461-02266
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3405	42-329-32592
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3406A	42-329-32937
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3407A	42-461-33440
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3408A	42-461-33431
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3505	42-461-32758
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3506	42-461-33026
TX	Midland	Midkiff Unit	MIDKIFF UNIT 3507	42-329-32233
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3508	42-461-33277
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3509	42-461-33273
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3510	42-461-33276
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3511	42-461-33384
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3603	42-461-03212
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3609	42-461-03214
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3610	42-461-33156

TX	Upton	Midkiff Unit	MIDKIFF UNIT 3611	42-461-33155
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3612	42-461-33230
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3613	42-461-33229
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3614	42-461-33228
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3615	42-461-33387
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3616	42-461-33389
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3617	42-461-33385
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3618A	42-461-34173
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3619A	42-461-34174
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3701	42-461-03391
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3703	42-461-33028
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3704	42-461-33029
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3705	42-461-33153
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3708	42-461-33259
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3801	42-461-04294
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3803	42-461-81312
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3804	42-461-03392
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3806	42-461-32759
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3807	42-461-33035
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3808	42-461-33033
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3809	42-461-33167
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3810	42-461-33160
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3811	42-461-33397
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3901	42-461-03218
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3904	42-461-33032
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3905	42-461-33258
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3906	42-461-33386
TX	Upton	Midkiff Unit	MIDKIFF UNIT 3907A	42-461-34175
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4003W	42-461-01214
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4004	42-461-03942
TX	Midland	Midkiff Unit	MIDKIFF UNIT 4005W	42-329-32732
TX	Midland	Midkiff Unit	MIDKIFF UNIT 402	42-329-32245
TX	Midland	Midkiff Unit	MIDKIFF UNIT 403	42-329-32431
TX	Midland	Midkiff Unit	MIDKIFF UNIT 404A	42-329-33663
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4102	42-461-33520
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4201	42-461-33024
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4302W	42-461-33353
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4502	42-461-03949
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4601	42-461-02851
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4701	42-461-03789

TX	Upton	Midkiff Unit	MIDKIFF UNIT 4702	42-461-03790
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4706	42-461-03787
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4712	42-461-33034
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4713	42-461-33275
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4714	42-461-33274
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4715	42-461-33272
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4716A	42-461-33414
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4810	42-461-02275
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4813	42-461-33031
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4814	42-461-33231
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4815	42-461-33260
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4816A	42-461-33416
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4901	42-461-03609
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4908	42-461-33159
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4909	42-461-33288
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4910	42-461-33406
TX	Upton	Midkiff Unit	MIDKIFF UNIT 4911	42-461-33405
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5001	42-461-03934
TX	Midland	Midkiff Unit	MIDKIFF UNIT 502	42-329-32415
TX	Midland	Midkiff Unit	MIDKIFF UNIT 503	42-329-32799
TX	Midland	Midkiff Unit	MIDKIFF UNIT 504A	42-329-33673
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5301	42-461-00416
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5503	42-461-33411
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5601	42-461-32781
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5602	42-461-33308
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5702	42-461-33022
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5703	42-461-33412
TX	Upton	Midkiff Unit	MIDKIFF UNIT 5803	42-461-33030
TX	Midland	Midkiff Unit	MIDKIFF UNIT 603	42-329-32418
TX	Midland	Midkiff Unit	MIDKIFF UNIT 604	42-329-32570
TX	Midland	Midkiff Unit	MIDKIFF UNIT 605	42-329-32809
TX	Midland	Midkiff Unit	MIDKIFF UNIT 606A	42-329-33667
TX	Midland	Midkiff Unit	MIDKIFF UNIT 607A	42-329-34540
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6104	42-461-33286
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6105A	42-461-33435
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6503	42-461-33395
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6504	42-461-33394
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6604	42-461-33281
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6605	42-461-33390
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6704	42-461-33278

TX	Upton	Midkiff Unit	MIDKIFF UNIT 6705	42-461-33287
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6706	42-461-33391
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6802	42-461-04256
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6803	42-461-03847
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6804	42-461-03220
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6805	42-461-33036
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6806	42-461-33247
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6807	42-461-33388
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6901	42-461-03394
TX	Upton	Midkiff Unit	MIDKIFF UNIT 6902	42-461-33023
TX	Midland	Midkiff Unit	MIDKIFF UNIT 702W	42-329-00285
TX	Midland	Midkiff Unit	MIDKIFF UNIT 705	42-329-32228
TX	Midland	Midkiff Unit	MIDKIFF UNIT 706	42-329-32407
TX	Midland	Midkiff Unit	MIDKIFF UNIT 707	42-329-32534
TX	Midland	Midkiff Unit	MIDKIFF UNIT 708	42-329-32564
TX	Midland	Midkiff Unit	MIDKIFF UNIT 709	42-329-32533
TX	Midland	Midkiff Unit	MIDKIFF UNIT 710	42-329-32801
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7101	42-329-00273
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7102	42-329-00284
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7103W	42-329-00288
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7105	42-329-32420
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7106	42-329-32565
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7107	42-329-32566
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7108	42-329-32824
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7109	42-329-32812
TX	Midland	Midkiff Unit	MIDKIFF UNIT 711	42-329-32803
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7110	42-329-32808
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7111A	42-329-33674
TX	Midland	Midkiff Unit	MIDKIFF UNIT 7112 A	42-329-34426
TX	Midland	Midkiff Unit	MIDKIFF UNIT 712A	42-329-34550
TX	Midland	Midkiff Unit	MIDKIFF UNIT 803	42-329-32429
TX	Midland	Midkiff Unit	MIDKIFF UNIT 804A	42-329-34553
TX	Midland	Midkiff Unit	MIDKIFF UNIT 901	42-329-00668
TX	Midland	Midkiff Unit	MIDKIFF UNIT 902	42-329-32227
TX	Midland	Midkiff Unit	MIDKIFF UNIT 903A	42-329-33651
TX	Midland	Midkiff Unit	MIDKIFF UNIT I205	42-329-01642
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4600 4600BH	42-329-41719
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4600 4610AH	42-329-41721
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4600 4650R	42-329-42093
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4606 4606BH	42-329-41669

TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4606 4616AH	42-329-41697
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4607 4607BH	42-329-41698
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4607 4617AH	42-329-41699
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4608 4608BH	42-329-41720
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4608 4618AH	42-329-41716
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4609 4609BH	42-329-41717
TX	Midland	Midkiff-Halfmann 39-46 Leases	MIDKIFF-HALFMANN 39-46 4609 4619AH	42-329-41718
TX	Crockett	Miller Lease	MILLER 2	42-105-34310
TX	Crockett	Miller Lease	MILLER 3	42-105-36396
TX	Crockett	Miller Lease	MILLER 4	42-105-37049
TX	Crockett	Miller Lease	MILLER 5	42-105-37206
TX	Crockett	Miller Lease	MILLER 6	42-105-37205
TX	Karnes	Mills Unit	MILLS UNIT 101H	42-255-36257
TX	Karnes	Mills Unit	MILLS UNIT 102H	42-255-36258
TX	Karnes	Mills Unit	MILLS UNIT 103H	42-255-36578
TX	Karnes	Mills Unit	MILLS UNIT 104H	42-255-36579
TX	Karnes	Mills Unit	MILLS UNIT 105H	42-255-37135
TX	Karnes	Mills Unit	MILLS UNIT 106H	42-255-37136
TX	Karnes	Moczygemba C.J. Unit	MOCZYGEMBA, C.J.,UNIT 1	42-255-00671
TX	Karnes	Moczygemba Leo Et Al	MOCZYGEMBA, LEO, ETAL 1	42-255-00702
TX	Karnes	Moczygemba Pollok Unit	MOCZYGEMBA POLLOK UNIT 1H	42-255-33178
TX	Karnes	Moczygemba Pollok Unit	MOCZYGEMBA POLLOK UNIT 2H	42-255-33199
TX	Karnes	Moczygemba Pollok Unit	MOCZYGEMBA POLLOK UNIT 3H	42-255-34125
TX	Karnes	Moczygemba Pollok Unit	MOCZYGEMBA POLLOK UNIT 4H	42-255-34126
TX	Karnes	Moczygemba Pollok Unit	MOCZYGEMBA POLLOK UNIT AC 1H	42-255-35065
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 103H	42-255-34623
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 104H	42-255-34612
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 106H	42-255-35744
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 107H	42-255-35745
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 108H	42-255-35746
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 109H	42-255-36013
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 10H	42-255-35751
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 110H	42-255-36017
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 1H	42-255-34217
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 2H	42-255-34218
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 4H	42-255-34624
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 5H	42-255-34625
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 6H	42-255-35747
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 7H	42-255-35748

TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 8H	42-255-35749
TX	Karnes	Moczygemba Unit	MOCZYGEMBA UNIT 9H	42-255-35750
TX	Karnes	Moczygemba, A. Lease	MOCZYGEMBA A. 3	42-255-31582
TX	Karnes	Moczygemba, A. Lease	MOCZYGEMBA, A. 1	42-255-00177
TX	Karnes	Moczygemba-Jauer Unit	MOCZYGEMBA JAUER UNIT AC 1H	42-255-36306
TX	Karnes	Moczygemba-Jauer Unit	MOCZYGEMBA JAUER UNIT AC 2H	42-255-36307
TX	Karnes	Moczygemba-Jauer Unit	MOCZYGEMBA-JAUER UNIT 1H	42-255-33174
TX	Karnes	Moczygemba-Jauer Unit	MOCZYGEMBA-JAUER UNIT 2H	42-255-33176
TX	Karnes	Moczygemba-Jauer Unit	MOCZYGEMBA-JAUER UNIT 3H	42-255-33177
TX	Karnes	Moczygemba-Jauer-Pollok PSA	MOCZYGEMBA-JAUER POLLOK PSA 1H	42-255-36309
TX	Karnes	Moczygemba-Jauer-Pollok PSA	MOCZYGEMBA-JAUER POLLOK PSA AC 1H	42-255-36308
TX	Midland	Nobles 3301Bh	NOBLES 3301BH	42-329-42067
TX	Midland	Nobles A Lease	NOBLES 2802	42-329-36409
TX	Midland	Nobles A Lease	NOBLES 2803	42-329-36087
TX	Midland	Nobles A Lease	NOBLES 2806	42-329-35942
TX	Midland	Nobles A Lease	NOBLES 2807	42-329-36157
TX	Midland	Nobles A Lease	NOBLES 2810	42-329-36406
TX	Midland	Nobles A Lease	NOBLES 2811	42-329-36408
TX	Midland	Nobles A Lease	NOBLES 2814	42-329-36424
TX	Midland	Nobles A Lease	NOBLES 2815	42-329-36407
TX	Midland	Nobles, J.O. -28- Lease	NOBLES J.O. -28- 1	43-329-00951
NM	Lea	Nora Berry Lease	NORA BERRY 006	30-025-12502
NM	Lea	Nora Berry Lease	NORA BERRY 007	30-025-12503
NM	Lea	Nora Berry Lease	NORA BERRY 008	30-025-07502
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 012	30-025-37154
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-05477
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-05491
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-07077
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-07375
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-07422
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-07511
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-07528
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-12505
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 111	30-025-23919
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 112	30-025-07358
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 112	30-025-07526
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 112	30-025-29063
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 113	30-025-29064
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 114	30-025-23207

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-05440
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-05476
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-07357
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-07420
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-07449
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-07464
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-07514
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-07559
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-12494
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 121	30-025-23007
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 122	30-025-28953
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 122	30-025-28964
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 123	30-025-23263
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-05448
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-05484
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-07410
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-07447
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-07481
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-07509
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-07527
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-07544
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-12497
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131	30-025-23206
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 131A	30-025-07361
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 132	30-025-23277
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 132	30-025-26917
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 132	30-025-27139
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-05437
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07365
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07383
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07408
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07448
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07487
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07510
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07523
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-07543
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 141	30-025-12496
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 142	30-025-23246
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 142	30-025-27138
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 142	30-025-28265

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 142	30-025-28411
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 143	30-025-28943
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 144	30-025-31662
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-05469
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-05542
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07047
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07359
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07425
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07463
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07503
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07525
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 211	30-025-07564
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 212	30-025-28880
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 212	30-025-29026
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 212	30-025-29129
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 212	30-025-30258
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 213	30-025-29065
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-05439
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-05470
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-05496
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07355
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07429
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07430
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07462
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07504
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07520
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-07560
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 221	30-025-09876
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 222	30-025-26833
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 222	30-025-26934
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 222	30-025-26975
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 222	30-025-27140
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 223	30-025-28555
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 223	30-025-28944
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-05451
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-05471
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-05483
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-05498
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07362
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07382

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07421
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07438
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07479
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07507
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-07545
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 231	30-025-12495
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 232	30-025-23035
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 232	30-025-26834
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 232	30-025-26935
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 232	30-025-28882
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 232	30-025-29172
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 233	30-025-28410
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 233	30-025-28942
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 234	30-025-29275
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-05436
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-05482
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-05501
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-07364
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-07437
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-07480
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-07508
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-07533
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-07547
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-12493
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 241	30-025-12498
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 242	30-025-23481
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 242	30-025-26832
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 242	30-025-28413
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 242	30-025-28886
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 242	30-025-29276
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 243	30-025-23304
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-05464
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-05481
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-05541
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-07369
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-07432
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-07491
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 311	30-025-07555
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 312	30-025-27060
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 312	30-025-29017

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 312	30-025-29130
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 312	30-025-29197
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 312	30-025-29199
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 313	30-025-23270
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 313	30-025-30263
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-05463
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-05480
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-05505
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-05540
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-07360
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-07416
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-07431
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-07467
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-07492
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 321	30-025-12506
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 322	30-025-28883
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 322	30-025-30204
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 322B	30-025-07518
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 322G	30-025-27169
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 323	30-025-26973
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 323	30-025-28941
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-05447
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-05455
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-05474
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-05488
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-05500
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-07412
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-07472
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-07499
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 331	30-025-07538
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 332	30-025-28954
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 332	30-025-29173
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 332	30-025-29195
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 332	30-025-31655
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 333	30-025-28955
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-05446
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-05450
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-05475
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-05490
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-05497

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-07371
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-07445
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-07500
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-07539
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-07567
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-12489
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-12491
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 341	30-025-24665
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 342	30-025-07342
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 342	30-025-28266
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 342	30-025-28884
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 342	30-025-29062
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 342	30-025-29931
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 343	30-025-29906
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-05539
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-07370
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-07454
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-07470
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-07490
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-12783
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411	30-025-23522
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 411A	30-025-07516
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 412	30-025-05468
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 412	30-025-05479
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 412	30-025-23384
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 412	30-025-29932
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 413	30-025-28414
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 414	30-025-28879
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-05456
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-05466
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-05504
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-07468
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-07493
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-07554
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-12507
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 421	30-025-23081
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-05478
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-26933
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-27059
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-27243

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-28268
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-28887
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-29074
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 422	30-025-29196
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 423	30-025-29198
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 424	30-025-23130
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-05445
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-05454
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-05467
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-05492
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-07413
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-07458
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-07474
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-07537
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-07553
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 431	30-025-12758
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 432	30-025-26974
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 432	30-025-28269
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 432	30-025-28957
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 432	30-025-29073
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 433	30-025-30308
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-05473
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-05486
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-05499
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-07366
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-07411
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-07444
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-07473
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-07498
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-07536
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441	30-025-12732
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 441A	30-025-25020
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 442	30-025-27001
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 442	30-025-28878
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 442	30-025-28881
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 442	30-025-28885
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 442	30-025-29098
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 444	30-025-28959
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 511	30-025-34906
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 512	30-025-34907

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 513	30-025-34980
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 514	30-025-36245
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 516	30-025-38023
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 517	30-025-38087
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 518	30-025-38114
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 521	30-025-34643
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 523	30-025-34372
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 524	30-025-34993
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 525	30-025-36216
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 526	30-025-23334
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 527	30-025-36247
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 529	30-025-38110
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 531	30-025-34374
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 532	30-025-12504
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 533	30-025-35541
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 534	30-025-34373
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 535	30-025-35758
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 536	30-025-36286
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 537	30-025-36149
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 538	30-025-36281
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 539	30-025-36213
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 541	30-025-34964
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 542	30-025-34375
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 543	30-025-34997
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 544	30-025-34644
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 546	30-025-36280
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 547	30-025-36242
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 548	30-025-36150
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 549	30-025-36193
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 611	30-025-35467
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 612	30-025-35450
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 613	30-025-35370
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 614	30-025-35555
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 615	30-025-37127
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 617	30-025-37102
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 618	30-025-37120
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 621	30-025-35332
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 622	30-025-37152
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 623	30-025-34869
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 624	30-025-34870

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 625	30-025-37213
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 626	30-025-37250
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 627	30-025-37235
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 628	30-025-38524
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 631	30-025-34994
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 632	30-025-37214
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 633	30-025-37446
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 634	30-025-35384
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 635	30-025-37409
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 636	30-025-37128
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 637	30-025-37101
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 638	30-025-38125
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 641	30-025-37118
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 642	30-025-37105
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 643	30-025-35376
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 644	30-025-35349
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 645	30-025-38518
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 646	30-025-38071
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 653	30-025-43846
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 654	30-025-44396
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 657	30-025-43841
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 658	30-025-43842
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 659	30-025-43078
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 660	30-025-44821
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 662	30-025-43604
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 663	30-025-43026
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 664	30-025-44822
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 665	30-025-44408
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 666	30-025-43605
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 667	30-025-43606
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 668	30-025-43074
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 669	30-025-43039
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 670	30-025-44823
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 671	30-025-44824
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 672	30-025-44825
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 673	30-025-43058
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 674	30-025-44826
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 675	30-025-44827
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 676	30-025-44828
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 678	30-025-43579

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 679	30-025-43040
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 680	30-025-43073
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 685	30-025-43847
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 686	30-025-43580
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 687	30-025-43038
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 693	30-025-43282
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 694	30-025-44718
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 695	30-025-44719
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 696	30-025-44721
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 697	30-025-44720
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 711	30-025-37451
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 712	30-025-37558
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 713	30-025-34983
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 721	30-025-37474
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 722	30-025-37428
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 731	30-025-37481
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 733	30-025-37445
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 741	30-025-37480
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 742	30-025-37475
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 743	30-025-35451
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 744	30-025-05493
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 813	30-025-34871
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 814	30-025-35527
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 831	30-025-40816
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 832	30-025-40822
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 833	30-025-40834
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 834	30-025-35452
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 843	30-025-35743
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 844	30-025-35534
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 913	30-025-35385
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 923H	30-025-36011
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 943	30-025-37435
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 944	30-025-35999
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 945	30-025-40859
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 946	30-025-41550
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 947	30-025-41551
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 948	30-025-41578
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 949	30-025-41643
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 950	30-025-42456
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 952	30-025-42478

NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 953	30-025-42469
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 954	30-025-42490
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 955	30-025-42485
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 956	30-025-42470
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 957	30-025-42471
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 958	30-025-42454
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 959	30-025-42776
NM	Lea	North Hobbs G/Sa Unit	NORTH HOBBS G/SA UNIT 960	30-025-43840
TX	Midland	O'Daniel Lease	O'DANIEL 1	42-329-32331
TX	Midland	Odaniel-Floyd E1A Lease	ODANIEL-FLOYD E1A 201H	42-329-43172
TX	Midland	Odaniel-Floyd E1B Lease	ODANIEL-FLOYD E1B 202H	42-329-43173
TX	Midland	Odaniel-Floyd E1C Lease	ODANIEL-FLOYD E1C 203H	42-329-43174
TX	Midland	Odaniel-Floyd W1V Lease	ODANIEL-FLOYD W1V 22H	42-329-43169
TX	Midland	Odaniel-Floyd W1W Lease	ODANIEL-FLOYD W1W 23H	42-329-43170
TX	Midland	Odaniel-Floyd W1X	ODANIEL-FLOYD W1X 24H	42-329-43171
TX	Karnes	Opiela Lease	OPIELA 102H	42-255-35423
TX	Karnes	Opiela Lease	OPIELA 104H	42-255-35422
TX	Karnes	Opiela Lease	OPIELA 106H	42-255-35561
TX	Karnes	Opiela Lease	OPIELA 108H	42-255-35903
TX	Karnes	Opiela Lease	OPIELA 110H	42-255-35904
TX	Karnes	Opiela Lease	OPIELA 112H	42-255-35905
TX	Karnes	Opiela Lease	OPIELA 114H	42-255-35907
TX	Karnes	Opiela Lease	OPIELA 1H	42-255-35421
TX	Karnes	Opiela Lease	OPIELA 3H	42-255-35420
TX	Karnes	Opiela Lease	OPIELA 5H	42-255-35906
TX	Karnes	Opiela Lease	OPIELA 7H	42-255-35910
OK	Kingfisher	Oppel 1-27 Lease	OPPEL 1-27	35-073-24322
OK	Kingfisher	Oppel 1-27 Lease	OPPEL 2-27 GAS	35-073-24362
TX	Karnes	Parker Unit	PARKER UNIT 101H	42-255-35442
TX	Karnes	Parker Unit	PARKER UNIT 102H	42-255-36590
TX	Karnes	Parker Unit	PARKER UNIT 103H	42-255-36576
TX	Karnes	Parker Unit	PARKER UNIT 106H	42-255-37138
TX	Karnes	Parker Unit	PARKER UNIT 16H	42-255-37137
TX	Karnes	Parker Unit	PARKER UNIT 1H	42-255-33982
TX	Karnes	Parker Unit	PARKER UNIT 2H	42-255-33983
TX	Karnes	Parker Unit	PARKER UNIT 3H	42-255-34856
TX	Karnes	Parker Unit	PARKER UNIT 4H	42-255-34857
TX	Karnes	Parker Unit	PARKER UNIT 5H	42-255-34858
TX	Karnes	Parker Unit	PARKER UNIT 6H	42-255-35072

TX	Karnes	Parker Unit	PARKER UNIT 7H	42-255-35073
TX	Karnes	Parker Unit	PARKER UNIT 8H	42-255-35074
TX	Karnes	Parker Unit	PARKER UNIT 9H	42-255-35075
TX	Midland	Pat Anderson 26 Lease	PAT ANDERSON 26 1RH	42-329-39413
TX	Karnes	Pawelek, Ben A. Lease	PAWELEK BEN A. 2A	42-255-00102
TX	Karnes	Pawelek, Ben A. Lease	PAWELEK, BEN A. 1H	42-255-00099
TX	Martin	Pepper "12" Lease	PEPPER 12 1	42-317-36766
TX	Karnes	Person Otha Lease	PERSON, OTHA D. 10	42-255-31576
TX	Karnes	Person Otha Lease	PERSON, OTHA D. 5	42-255-00145
TX	Karnes	Person Otha Lease	PERSON, OTHA D. 7A	42-255-00149
TX	Karnes	Person Otha Lease	PERSON, OTHA D. 9	42-255-31542
OK	Canadian	Peters Lease	PETERS 1H-15X	35-017-24694
TX	Reagan	Pettit "8" Lease	PETTIT 8 1	42-383-36827
TX	Reagan	Pettit "8" Lease	PETTIT 8 2	42-383-38462
TX	Reagan	Pettit (14) Lease	PETTIT (14) 1	42-383-36800
TX	Reagan	Pettit (14) Lease	PETTIT (14) 2	42-383-36826
TX	Reagan	Pettit (14) Lease	PETTIT (14) 3	42-383-38478
TX	Reagan	Pettit (14) Lease	PETTIT (14) 4	42-383-38479
TX	Reagan	Pettit 8A Lease	PETTIT 8A 1	42-383-37328
TX	Reagan	Pettit 8A Lease	PETTIT 8A 2	42-383-38093
TX	Reagan	Pettit 8A-8 Lease	PETTIT 8A-8 4401H	42-383-39552
TX	Reagan	Pettit 8A-8 Lease	PETTIT 8A-8 5H	42-383-39250
TX	Reeves	Pony Deal Unit A 12	PONY DEAL UNIT A 12 1H	42-389-34441
TX	Reeves	Pony Deal Unit A 12	PONY DEAL UNIT A 12 5H	42-389-35382
OK	Kingfisher	Pony Express 27 Lease	PONY EXPRESS 27 1H	35-073-25155
OK	Kingfisher	Pony Express 27-16N-9W Lease	PONY EXPRESS 27-16N-9W 2H	35-073-26216
OK	Kingfisher	Pony Express 27-16N-9W Lease	PONY EXPRESS 27-16N-9W 3H	35-073-26217
OK	Kingfisher	Pony Express 27-16N-9W Lease	PONY EXPRESS 27-16N-9W 4H	35-073-26219
TX	Karnes	Pop Unit	POP UNIT 10H	42-255-36316
TX	Karnes	Pop Unit	POP UNIT 11H	42-255-36317
TX	Karnes	Pop Unit	POP UNIT 1H	42-255-34557
TX	Karnes	Pop Unit	POP UNIT 2H	42-255-34558
TX	Karnes	Pop Unit	POP UNIT 3H	42-255-34559
TX	Karnes	Pop Unit	POP UNIT 4H	42-255-35000
TX	Karnes	Pop Unit	POP UNIT 5H	42-255-34999
TX	Karnes	Pop Unit	POP UNIT 6H	42-255-35001
TX	Karnes	Pop Unit	POP UNIT 7H	42-255-35550
TX	Karnes	Pop Unit	POP UNIT 8H	42-255-35551
TX	Karnes	Pop Unit	POP UNIT 9H	42-255-36315
TX	Midland	Preston 36A-M Leases	PRESTON 36A 1H	42-329-40180

TX	Midland	Preston 36A-M Leases	PRESTON 36B 2H	42-329-40181
TX	Midland	Preston 36A-M Leases	PRESTON 36C 3H	42-329-40182
TX	Midland	Preston 36A-M Leases	PRESTON 36D 4H	42-329-40253
TX	Midland	Preston 36A-M Leases	PRESTON 36E 5H	42-329-40257
TX	Midland	Preston 36A-M Leases	PRESTON 36F 6H	42-329-40254
TX	Midland	Preston 36A-M Leases	PRESTON 36G 7H	42-329-40259
TX	Midland	Preston 36A-M Leases	PRESTON 36H 8H	42-329-40260
TX	Midland	Preston 36A-M Leases	PRESTON 36I 9H	42-329-40261
TX	Midland	Preston 36A-M Leases	PRESTON 36J 10H	42-329-40374
TX	Midland	Preston 36A-M Leases	PRESTON 36K 11H	42-329-40375
TX	Midland	Preston 36A-M Leases	PRESTON 36L 12H	42-329-40376
TX	Midland	Preston 36A-M Leases	PRESTON 36M 13H	42-329-40377
TX	Midland	Preston A Lease	PRESTON A 3462H	42-329-39404
TX	Midland	Preston A Lease	PRESTON A 3463H	42-329-39405
TX	Midland	Preston A Lease	PRESTON A 3601H	42-329-40337
TX	Midland	Preston A Lease	PRESTON A 3602H	42-329-40354
TX	Midland	Preston A Lease	PRESTON A 3603H	42-329-40355
TX	Midland	Preston A Lease	PRESTON A 3604H	42-329-40368
TX	Midland	Preston A Lease	PRESTON A 3605H	42-329-40372
TX	Midland	Preston A Lease	PRESTON A 3606H	42-329-40373
TX	Midland	Preston A Lease	PRESTON A 3607H	42-329-40389
TX	Midland	Preston A Lease	PRESTON A 3608H	42-329-40395
TX	Midland	Preston A Lease	PRESTON A 3609H	42-329-40396
TX	Midland	Preston A Lease	PRESTON A 3610H	42-329-40408
TX	Midland	Preston A Lease	PRESTON A 3611H	42-329-40401
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1001	42-329-01751
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 101	42-329-33803
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 10WS	42-329-80883
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1101	42-329-00118
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1103A	42-329-32794
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1104A	42-329-33043
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 11WS	42-329-80911
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 12	42-329-00859
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1202	42-329-00339
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1203	42-329-00348
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1204 A	42-329-33495
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 12WS	42-329-80884
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1301	42-329-01581
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1302A	42-329-01561
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1303	42-329-01557

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1304	42-329-01638
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 13WS	42-329-80885
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1401	42-329-01065
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1402	42-329-01073
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1403	42-329-01083
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1405	42-329-00993
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1406A	42-329-32622
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1407A	42-329-32627
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1408A	42-329-33039
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 14WS	42-329-80912
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1501	42-329-01664
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1502A	42-329-32677
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1503A	42-329-33701
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1504A	42-329-34788
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 15WS	42-329-80886
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1601D	42-329-01761
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1602	42-329-01758
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1603	42-329-01757
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1604	42-329-01756
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1605A	42-329-32777
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1606A	42-329-33703
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1607A	42-329-33702
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1608A	42-329-33808
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 16WS	42-329-80887
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1701	42-329-00124
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1701H	42-329-38848
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1702	42-329-00137
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1702A	42-329-34950
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1702H	42-329-38889
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1704A	42-329-32720
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1705A	42-329-32698
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1706A	42-329-32697
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1708A	42-329-32779
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1709A	42-329-33047
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1710A	42-329-34737
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1711A	42-329-34738
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1717A	42-329-32780
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1730W	42-329-00147
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 17WS	42-329-80888
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1802	42-329-00125

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1803A	42-329-32825
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1804A	42-329-32855
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1805A	42-329-32857
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1806A	42-329-33159
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1807A	42-329-34022
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1808A	42-329-34789
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 18WS	42-329-80906
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1902	42-329-00338
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1903	42-329-00349
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1904	42-329-00350
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1906W	42-329-00346
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1907	42-329-30989
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1908A	42-329-33704
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1909A	42-329-33979
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1910A	42-329-34741
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 19WS	42-329-80889
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 1WS	42-329-80879
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 20	42-329-31462
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2001W	42-329-01064
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2003	42-329-01082
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2004	42-329-30822
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2006A	42-329-32638
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2007A	42-329-32795
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2008B	42-329-31851
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2009A	42-329-33590
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 201	42-329-01747
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 202	42-329-33802
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 20WS	42-329-80890
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2101	42-329-01177
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2101A	42-329-34951
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2102	42-329-01168
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2103	42-329-01172
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2104	42-329-01173
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2105	42-329-01164
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2106W	42-329-10338
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2108	42-329-30859
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2112A	42-329-32639
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2113A	42-329-32868
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2115B	42-329-31748
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2116A	42-329-33751

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2117A	42-329-33804
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2118B	42-329-31855
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2119A	42-329-34027
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2120A	42-329-34740
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2121A	42-329-34739
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2122A	42-329-34806
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2144B	42-329-31787
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2201	42-329-01178
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2202A	42-329-32631
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2203A	42-329-32875
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2301	42-329-01181
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2302B	42-329-31789
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2303A	42-329-33822
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2304A	42-329-34052
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2401	42-329-00511
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2402A	42-329-32714
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2403A	42-329-32838
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2404A	42-329-34061
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2501	42-329-00512
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2502A	42-329-32632
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2503A	42-329-32790
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2504A	42-329-34805
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2601	42-329-00445
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2602	42-329-00444
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2603	42-329-00443
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2604A	42-329-32699
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2605A	42-329-32719
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2606A	42-329-32851
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2607A	42-329-32835
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2608A	42-329-32894
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2609A	42-329-33042
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2610A	42-329-34804
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2612A	42-329-35260
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 27	42-329-31712
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2701W	42-329-00852
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2702A	42-329-32788
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2703A	42-329-33041
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2704A	42-329-34062
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2801	42-329-00882
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2803A	42-329-32667

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2804A	42-329-33721
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2805A	42-329-34021
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2901W	42-329-00103
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2902	42-329-00101
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2903	42-329-00097
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2904	42-329-00094
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2905	42-329-30991
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2906A	42-329-32679
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2907A	42-329-32778
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2908A	42-329-33570
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2909A	42-329-33714
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2910	42-329-33810
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 2WS	42-329-80907
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3001	42-329-00144
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3002A	42-329-32696
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3003A	42-329-33166
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3004A	42-329-33980
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 302	42-329-01884
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 304W	42-329-01886
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 305	42-329-01888
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 306	42-329-01890
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 307	42-329-01892
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3101	42-329-01067
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3102	42-329-01075
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3103W	42-329-00981
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3104	42-329-00990
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3105A	42-329-30986
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3109A	42-329-32652
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3110B	42-329-31690
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3111B	42-329-31691
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3112B	42-329-31747
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3113A	42-329-33528
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3114-A	42-329-33513
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3115A	42-329-33985
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3116A	42-329-35970
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3117A	42-329-35971
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3118A	42-329-35968
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3201	42-329-01511
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3205A	42-329-34026
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3301	42-329-01180

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3302	42-329-01169
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3303	42-329-01171
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3304	42-329-01174
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3307A	42-329-32680
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3308A	42-329-32695
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3309A	42-329-32797
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3310B	42-329-31857
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3311B	42-329-31856
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3312A	42-329-33177
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3313A	42-329-33515
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3314A	42-329-33816
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3315A	42-329-34808
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3316A	42-329-34809
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3317A	42-329-34811
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3401	42-329-00943
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3402	42-329-00944
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3403	42-329-00945
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3405	42-329-00947
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3406W	42-329-00948
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3407	42-329-00949
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3408	42-329-00950
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3410	42-329-31638
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3411A	42-329-32637
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3412A	42-329-32702
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3413A	42-329-32681
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3414A	42-329-32682
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3415A	42-329-32787
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3416A	42-329-32837
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3417A	42-329-32895
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3418A	42-329-32854
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3419A	42-329-32858
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3420A	42-329-32876
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3421B	42-329-31639
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3422A	42-329-33526
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3423A	42-329-33759
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3424A	42-329-33760
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3425A	42-329-33765
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3426A	42-329-33801
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3427A	42-329-34047
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3428A	42-329-34051

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3429A	42-329-34736
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3430A	42-329-34933
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3431A	42-329-35257
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3450H	42-329-39598
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3451H	42-329-39599
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3501	42-329-00498
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3502	42-329-00501
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3503	42-329-00504
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3504	42-329-00441
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3601W	42-329-00330
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3603	42-329-00325
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3604	42-329-00323
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3701	42-329-01066
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3702	42-329-01074
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3703	42-329-00980
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3704	42-329-00989
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3705	42-329-00994
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3708B	42-329-31618
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3709B	42-329-31542
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3710A	42-329-33696
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 38	42-329-31819
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3801	42-329-01166
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3803	42-329-01155
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3804	42-329-01156
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3805	42-329-01158
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3806	42-329-01161
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3807	42-329-01163
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3808W	42-329-01153
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3814A	42-329-32628
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3816B	42-329-10125
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3817B	42-329-31527
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3818B	42-329-31526
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3820	42-329-33535
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3822A	42-329-33983
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3845A	42-329-32634
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3901	42-329-01138
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3902	42-329-01139
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3903	42-329-01141
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3904W	42-329-01142
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3908A	42-329-32645

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3909A	42-329-32653
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3910A	42-329-32655
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3911A	42-329-32644
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3912B	42-329-31627
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3913B	42-329-31718
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3914B	42-329-32164
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3915A	42-329-33726
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3916A	42-329-33984
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3917A	42-329-34050
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3918A	42-329-34749
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 3WS	42-329-80908
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4001	42-329-01091
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4003	42-329-01092
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4004	42-329-01093
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4005	42-329-01094
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4006	42-329-01095
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4008A	42-329-32668
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4009A	42-329-32666
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4010A	42-329-32721
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4011A	42-329-32786
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4012A	42-329-32831
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4013A	42-329-33553
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4014B	42-329-30858
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4015B	42-329-01099
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4017A	42-329-33815
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4018A	42-329-34020
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4019A	42-329-34917
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4020A	42-329-35979
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4021A	42-329-35989
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4022A	42-329-35988
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4101	42-329-00820
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4102	42-329-00821
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4102 A	42-329-35259
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4102D	42-329-39311
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4103	42-329-00822
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4104	42-329-01179
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4105	42-329-00823
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4108	42-329-00855
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4110	42-329-00857
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4111D	42-329-00858

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4113	42-329-00860
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4114W	42-329-01051
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4115	42-329-00861
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4116	42-329-00862
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4118W	42-329-00864
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4119	42-329-10336
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4131A	42-329-32635
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4132A	42-329-32633
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4133A	42-329-32626
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4134A	42-329-32650
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4135A	42-329-32649
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4136A	42-329-32651
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4137A	42-329-32656
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4138A	42-329-32660
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4139A	42-329-32678
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4140A	42-329-32683
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4141A	42-329-32694
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4142A	42-329-32713
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4143A	42-329-32796
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4144A	42-329-32836
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4145A	42-329-32829
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4146A	42-329-32892
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4148B	42-329-31463
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4149B	42-329-31525
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4150B	42-329-31612
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4151B	42-329-31613
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4152B	42-329-31714
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4153B	42-329-31715
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4154B	42-329-31800
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4155B	42-329-32175
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4156A	42-329-33121
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4157	42-329-00863
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4158A	42-329-33757
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4159A	42-329-33761
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4160A	42-329-33811
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4161B	42-329-00854
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4162B	42-329-31528
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4163A	42-329-33981
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4164A	42-329-33977
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4165A	42-329-33976

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4166A	42-329-33974
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4167B	42-329-00856
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4168A	42-329-34025
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4169A	42-329-34742
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4170A	42-329-34743
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4171A	42-329-34744
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4172A	42-329-34914
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4173A	42-329-34913
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4175A	42-329-34916
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4177 A	42-329-35258
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4179A	42-329-35980
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4180A	42-329-35983
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4201	42-329-01176
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4202	42-329-01182
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4203	42-329-01170
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4204W	42-329-01165
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4205	42-329-01160
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4206	42-329-01162
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4207	42-329-01152
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4212A	42-329-32643
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4213A	42-329-32648
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4214B	42-329-31386
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4215B	42-329-31621
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4216B	42-329-31620
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4217A	42-329-33120
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4218	42-329-10352
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4219A	42-329-33558
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4220A	42-329-34053
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4301	42-329-01167
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4302	42-329-01157
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4303W	42-329-01159
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4304	42-329-01151
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4305	42-329-01140
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4306W	42-329-10337
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4309A	42-329-32657
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4310A	42-329-32659
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4311A	42-329-32839
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4312A	42-329-33040
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4313B	42-329-31626
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4314B	42-329-31719

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4315A	42-329-33817
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4316A	42-329-34055
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4317A	42-329-34066
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4401	42-329-01419
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4403	42-329-01421
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4405	42-329-01423
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4407A	42-329-32693
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4408A	42-329-32840
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4409A	42-329-32893
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4410B	42-329-31619
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4411A	42-329-33730
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4412A	42-329-33729
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4413A	42-329-33792
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4414A	42-329-33793
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4502	42-329-01077
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4503	42-329-00983
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4504	42-329-00991
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4507A	42-329-32658
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4508A	42-329-32896
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4509B	42-329-31809
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4510B	42-329-31729
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4511A	42-329-34745
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4605A	42-329-33978
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 4WS	42-329-80909
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 5005A	42-329-32726
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 501	42-329-00089
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 502	42-329-00088
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 5WS	42-329-80880
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 6WS	42-329-80881
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 701	42-329-02036
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 702	42-329-02037
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 703	42-329-02040
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 704	42-329-01887
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 705	42-329-01889
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 706	42-329-01891
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 707	42-329-01893
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 708	42-329-33814
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 7WS	42-329-01154
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 802	42-329-01750
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 8WS	42-329-80910

TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT 9WS	42-329-80882
TX	Midland	Preston Spraberry Unit	PRESTON SPRABERRY UNIT B 1WS	42-329-80891
OK	Kingfisher	Privott 1-27 Lease	PRIVOTT 1-27	35-073-24446
OK	Kingfisher	Quintle 1-28 Lease	QUINTLE 1-28	35-073-24588
TX	Karnes	Radiohead EF Unit	RADIOHEAD AC UNIT 101H	42-255-35385
TX	Karnes	Radiohead EF Unit	RADIOHEAD EF UNIT 1H	42-255-35383
TX	Karnes	Radiohead EF Unit	RADIOHEAD EF UNIT 2H	42-255-35384
NM	Eddy	Ranch Hand	RANCH HAND 18 FEDERAL COM 001	30-015-30699
TX	Howard	Read -A- Lease	READ -A- 1	42-227-01846
TX	Howard	Read -A- Lease	READ -A- 11W	42-227-01856
TX	Howard	Read -A- Lease	READ -A- 2	42-227-01847
TX	Howard	Read -A- Lease	READ -A- 3	42-227-01848
TX	Howard	Read -A- Lease	READ -A- 5	42-227-30953
TX	Howard	Read -B- Lease	READ -B- 5	42-227-01850
TX	Howard	Read -B- Lease	READ -B- 6	42-227-01851
TX	Howard	Read -B- Lease	READ -B- 9	42-227-01854
TX	Howard	Read, C.D. Lease	READ C. D. 5	42-227-80681
TX	Howard	Read, C.D. Lease	READ C. D. 6X	42-227-31189
TX	Howard	Read, C.D. Lease	READ C. D. 9W	42-227-31713
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 10	42-227-33637
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 1W	42-227-00849
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 2	42-227-00172
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 3	42-227-00175
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 5	42-227-10541
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 5	42-227-31458
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 6	42-227-10542
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 7D	42-227-10708
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 8	42-227-31483
TX	Howard	Read, W.R. -B- Lease	READ W. R. -B- 9	42-227-31701
TX	Howard	Read, W.R. -B- Lease	READ, W. R. -B- 1	42-227-04212
TX	Howard	Read, W.R. -B- Lease	READ, W. R. -B- 2	42-227-00850
TX	Howard	Read, W.R. -B- Lease	READ, W. R. -B- 3	42-227-00852
TX	Howard	Read, W.R. -B- Lease	READ, W. R. -B- 4	42-227-10344
TX	Howard	Read, W.R. Lease	READ W. R. 1	42-227-10130
TX	Howard	Read, W.R. Lease	READ W. R. 2	42-227-10131
TX	Howard	Read, W.R. Lease	READ W. R. 3	42-227-10132
TX	Howard	Read, W.R. Lease	READ W. R. 4	42-227-10525
TX	Howard	Read, W.R. Lease	READ W. R. 5	42-227-10526
TX	Howard	Read, W.R. Lease	READ, W. R. 2	42-227-03683
TX	Howard	Read, W.R. Lease	READ, W. R. 3D	42-227-10837

TX	Howard	Read, W.R. Lease	READ, W. R. 4	42-227-30917
TX	Howard	Read, W.R. Lease	READ, W. R. 6W	42-227-20230
TX	Howard	Read, W.R. Lease	READ, W. R. 7	42-227-03854
NM	Lea	Redtail State Com Lease	REDTAIL FEDERAL COM 201H PERMIT	30-025-48314
NM	Lea	Redtail State Com Lease	REDTAIL FEDERAL COM 501H PERMIT	30-025-48217
NM	Lea	Redtail State Com Lease	REDTAIL FEDERAL COM 502H PERMIT	30-025-48218
NM	Lea	Redtail State Com Lease	REDTAIL FEDERAL COM 503H PERMIT	30-025-48219
NM	Lea	Redtail State Com Lease	REDTAIL STATE COM 1H	30-025-40181
TX	Brazoria	Rob McFarland Et Al	ROBT MDFARLAND ETAL #7	42-039-31949
TX	Howard	Roberts -C- Lease	ROBERTS -C- 3	42-227-80220
TX	Howard	Roberts -C- Lease	ROBERTS -C- 4W	42-227-00861
TX	Howard	Roberts -C- Lease	ROBERTS -C- 5	42-227-00863
TX	Howard	Roberts -C- Lease	ROBERTS -C- 6	42-227-00865
TX	Howard	Roberts -C- Lease	ROBERTS -C- 7W	42-227-00866
TX	Lavaca	Rochelle Unit	ROCHELLE 1	42-285-32362
TX	Lacava	Rochelle Unit	ROCHELLE 1R	42-285-32390
TX	Lavaca	Rochelle Unit	ROCHELLE 2	42-285-32628
TX	Lacava	Rochelle Unit	ROCHELLE 3	42-285-32692
TX	Lavaca	Rochelle Unit	ROCHELLE 4	42-285-32798
TX	Lavaca	Rochelle Unit	ROCHELLE 5	42-285-32858
TX	Lavaca	Rochelle Unit	ROCHELLE 6	42-285-33004
TX	Lavaca	Rochelle Unit	ROCHELLE 7	42-285-33013
TX	Lavaca	Rochelle Unit	ROCHELLE GAS UNIT 9	42-285-33055
TX	Martin	Rogers 42 Lease	ROGERS 42 1	42-317-35181
TX	Martin	Rogers 42 Lease	ROGERS 42 10	42-317-36482
TX	Martin	Rogers 42 Lease	ROGERS 42 11	42-317-37998
TX	Martin	Rogers 42 Lease	ROGERS 42 12	42-317-39198
TX	Martin	Rogers 42 Lease	ROGERS 42 13	42-317-39809
TX	Martin	Rogers 42 Lease	ROGERS 42 2	42-317-35182
TX	Martin	Rogers 42 Lease	ROGERS 42 3	42-317-36097
TX	Martin	Rogers 42 Lease	ROGERS 42 4	42-317-38295
TX	Martin	Rogers 42 Lease	ROGERS 42 5	42-317-37262
TX	Martin	Rogers 42 Lease	ROGERS 42 6	42-317-35521
TX	Martin	Rogers 42 Lease	ROGERS 42 7	42-317-36270
TX	Martin	Rogers 42 Lease	ROGERS 42 8	42-317-38696
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 10	42-003-37655
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 11	42-003-37656
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 12	42-003-38038
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 13	42-003-38120

TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 14	42-003-38358
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 15	42-003-45073
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 16	42-003-45089
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 2	42-003-05135
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 3W	42-003-05139
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 4	42-003-05143
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 5	42-003-05145
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 6	42-003-37657
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 7	42-003-37644
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 8	42-003-37643
TX	Andrews	Scarborough C Unit	SCARBOROUGH -C- 9	42-003-37676
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS I 48-37 2809H	42-329-43556
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS I 48-37 4209H	42-329-43557
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS I 48-37 4409H	42-329-43555
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS J 48-37 2810H	42-329-43748
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS J 48-37 6210H PERMIT	42-329-43747
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS K 48-37 4211H	42-329-43561
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS K 48-37 4411H	42-329-43560
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS L 48-37 2812H	42-329-43749
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS M 48-37 2813H	42-329-43566
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS N 48-37 2814H	42-329-43568
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS N 48-37 4214H	42-329-43563
TX	Midland	Shady Oaks I-N 48-37 Lease	SHADY OAKS N 48-37 4414H	42-329-43562
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1001	42-423-80062
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 101	42-423-00513
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 102	42-423-30373
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1101	42-423-80063
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1102	42-423-30325
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1102	42-423-80211
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1204	42-423-80064
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1205	42-423-30133
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1301	42-423-00606
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1401W	42-423-00605
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1501	42-423-00556
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1502W	42-423-00557
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1603W	42-423-00558
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1701	42-423-00555
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1801W	42-423-00562
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1802W	42-423-30001
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 1901	42-423-80067

TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2001	42-423-00575
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 201	42-423-00512
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2102	42-423-00576
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2201	42-423-00574
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2202	42-423-00573
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2203	42-423-00572
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2204	42-423-30076
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2301WS	42-423-00595
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2302	42-423-80073
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2303	42-423-00602
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2401	42-423-00578
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2402	42-423-80076
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2403	42-423-31417
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2501	42-423-00588
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2502W	42-423-00586
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2503	42-423-00587
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2504	42-423-00585
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2601W	42-423-00610
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2701W	42-423-00567
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2801W	42-423-00568
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2901	42-423-00589
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2902W	42-423-00570
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 2903	42-423-80081
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3001	42-423-00569
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 301	42-423-00543
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 302W	42-423-00545
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 303W	42-423-00546
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 304	42-423-00544
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3201	42-423-00672
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3301W	42-423-00673
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3401	42-423-00670
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3402W	42-423-00671
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3501	42-423-00678
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3502	42-423-00674
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3503	42-423-30533
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3601	42-423-00676
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 3602	42-423-30544
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 401	42-423-00604
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 501	42-423-00584
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 601	42-423-00611

TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 602	42-423-30294
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 702	42-423-00612
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 803	42-423-00907
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 903	42-423-00613
TX	Smith	Shamburger Lake Unit	SHAMBURGER LAKE 904	42-423-30090
TX	Lea	Shipp Lease	SHIP 002	30-025-20668
TX	Upton	Shirk 13 Lease	SHIRK 13 1H	42-461-33575
TX	Upton	Shirk 13 Lease	SHIRK 13 2H	42-461-34348
TX	Howard	Slater 12A, 12B & 16 Leases	SLATER 12A 1H	42-227-38757
TX	Howard	Slater 12A, 12B & 16 Leases	SLATER 12A 2HR	42-227-38861
TX	Howard	Slater 12A, 12B & 16 Leases	SLATER 12B 3H	42-227-38759
TX	Howard	Slater 12A, 12B & 16 Leases	SLATER 16 1	42-227-36353
TX	Howard	Slater 12A, 12B & 16 Leases	SLATER 16 2	42-227-36544
OK	Grady	Smith 1-28	SMITH TX 1-28	35-051-20951
TX	Howard	Softvest 1 Lease	SOFTVEST 1 1	42-227-38563
TX	Howard	Softvest 1 Lease	SOFTVEST 1 2	42-227-38690
TX	Howard	Softvest Unit 1	SOFTVEST UNIT 1 1	42-227-38564
WY	Campbell	ST Tinkler Lease	STATE TINKLER 03-16	49-005-25121
TX	Reagan	State "B" Lease	STATE B 1	42-383-32654
TX	Reagan	State "C" Lease	STATE "C" 1	42-383-32655
TX	Reagan	State "E" Lease	STATE "E" 1	42-383-32828
TX	Reagan	State K Lease	STATE K 1	42-383-33765
TX	Reagan	State L Lease	STATE L 1	42-383-33764
TX	Karnes	STP Unit	STP UNIT 1H	42-255-36112
TX	Lea	Sun Danglade Lease	SUN DANGLADE 001	30-025-10253
TX	Lea	Sun Danglade Lease	SUN DANGLADE 002	30-025-10254
TX	Lea	Sun Danglade Lease	SUN DANGLADE 003	30-025-22709
TX	Lea	Sun Danglade Lease	SUN DANGLADE 004	30-025-10249
TX	Lea	Sun Danglade Lease	SUN DANGLADE 005	30-025-24434
TX	Brazoria	T.L Smith Jr Lease	SMITH, UL JR #3/MIOCENE 5100B	42-039-02766
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 1021	42-329-00171
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 1041	42-329-00587
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 111	42-329-01321
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 112	42-329-01319
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 161	42-329-01808
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 162	42-329-01812
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 163	42-329-01817
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 164	42-329-01821
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 165	42-329-01825
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 191	42-329-01300

TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 192	42-329-01302
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 211	42-329-01332
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 212	42-329-01333
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 241	42-329-00357
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 242	42-329-00355
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 261	42-329-00550
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 262	42-329-00551
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 281	42-329-00036
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 283	42-329-00038
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 284	42-329-00037
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 285	42-329-00039
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 292	42-329-02202
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 302	42-329-00554
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 306	42-329-00462
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 311	42-329-00092
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 352	42-329-01788
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 353	42-329-01816
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 354	42-329-01824
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 355	42-329-01827
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 371	42-329-01336
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 372	42-329-01335
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 391	42-329-01810
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 392	42-329-01814
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 393	42-329-01819
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 394	42-329-01823
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 395	42-329-01831
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 396	42-329-01829
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 41	42-329-01318
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 411	42-329-01308
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 412	42-329-01314
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 42	42-329-01320
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 442	42-329-01813
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 446	42-329-01828
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 447	42-329-01830
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 448	42-329-01832
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 451	42-329-01807
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 453	42-329-01818
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 454	42-329-01822
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 455	42-329-01826
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 471	42-329-00159

TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 472	42-329-00177
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 511	42-329-01435
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 521	42-329-00476
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 522	42-329-00472
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 523	42-329-00464
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 524	42-329-00459
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 541	42-329-00218
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 571	42-329-00064
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 572	42-329-00025
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 573	42-329-00023
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 574	42-329-00021
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 575	42-329-00019
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 583	42-329-00790
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 591	42-173-00043
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 592	42-329-00026
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 593	42-329-00024
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 594	42-329-00022
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 595	42-329-00020
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 596	42-173-00044
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 597	42-173-00045
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 598	42-173-00046
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 601	42-173-01084
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 602	42-173-01085
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 603	42-173-01086
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 604	42-173-01087
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 614	42-329-00680
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 615	42-329-00681
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 631	42-329-01872
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 634	42-329-01875
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 635	42-329-01876
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 641	42-329-01301
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 642	42-329-01303
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 701	42-329-01313
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 702	42-329-01299
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 711	42-329-01809
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 712	42-329-01815
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 713	42-329-01820
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 721	42-329-01873
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 722	42-329-01874
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 723H	42-329-43148

TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 731	42-329-00167
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 761	42-329-01310
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 762	42-329-01316
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 781	42-329-01312
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 782	42-329-01298
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 791	42-329-01362
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 801	42-329-01311
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 802W	42-329-01317
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 821	42-329-01309
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 822	42-329-01315
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 831	42-329-00173
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 841	42-329-00345
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 842	42-329-00356
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 852	42-329-80831
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 861	42-329-00478
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 862	42-329-00471
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 891	42-329-00172
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 911	42-329-00656
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 912	42-329-00657
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 921	42-329-01773
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 941H	42-329-00552
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 942	42-329-00553
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 951	42-329-00170
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 961	42-329-00477
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 962	42-329-00473
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 963W	42-329-00465
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 964	42-329-00460
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 971	42-173-00690
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 972	42-329-01439
TX	Midland	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 973	42-329-01438
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 974	42-173-00694
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 981	42-173-00692
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 991	42-173-01040
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 992	42-173-01042
TX	Glasscock	Tex-Harvey Spraberry Unit	TEX-HARVEY SPRABERRY 993	42-173-01043
TX	Martin	Tiger SN 245-252 Unit	TIGER SN 245-252 204H	42-317-40647
TX	Martin	Tiger SN 245-252 Unit	TIGER SN 245-252 504H	42-317-40646
TX	Martin	Tiger SN 245-252 Unit	TIGER SN 245-252 804H	42-317-40648
TX	Karnes	Trial Unit	TRIAL UNIT 3H	42-255-35594
TX	Karnes	Trial-Jauer Pollok Unit	TRIAL-JAUER POLLOK SA UNIT A 1H	42-255-35730

TX	Karnes	Trial-Jauer Pollok Unit	TRIAL-JAUER POLLOK SA UNIT B 2H	42-255-35731
NM	Eddy	Viper 29 32	VIPER 32 29 W2PI FEDERAL COM 001H	30-015-44075
TX	Martin	VLT Browning Units	VLT BROWNING HUNTER UNIT 0011WA	42-317-41668
TX	Martin	VLT Browning Units	VLT BROWNING MEDALLION UNIT 0012WA	42-317-41666
TX	Martin	VLT Browning Units	VLT BROWNING STALKER UNIT 0013WA	42-317-41663
TX	Martin	VLT Kimber Units	VLT KIMBER DANGEROUS GAME UNIT 033WA	42-317-41873
TX	Martin	VLT Kimber Units	VLT KIMBER HUNTER UNIT 031WA	42-317-41871
TX	Martin	VLT Kimber Units	VLT KIMBER OPEN RANGE UNIT 032WA	42-317-41872
TX	Midland	Western T 8 Lease	WESTERN T 8 1	42-329-38366
TX	Midland	Western T 8 Lease	WESTERN T 8 2	42-329-38436
TX	Midland	Western T 8 Lease	WESTERN T 8 3	42-329-38438
TX	Midland	Western T 8 Lease	WESTERN T 8 4	42-329-38439
TX	Midland	Whitefield Lease	WHITEFIELD 1	42-329-31561
TX	Midland	Whitefield Lease	WHITEFIELD 2	42-329-33210
TX	Midland	Whitefield Lease	WHITEFIELD 3	42-329-38871
TX	Midland	Whitefield, J.W. Lease	WHITEFIELD, J.W. 1	42-329-01965
TX	Karnes	Wiatrek Unit	WIATREK UNIT 101H	42-255-35783
TX	Karnes	Wiatrek Unit	WIATREK UNIT 102H	42-255-35784
TX	Karnes	Wiatrek Unit	WIATREK UNIT 103H	42-255-36114
TX	Karnes	Wiatrek Unit	WIATREK UNIT 104H	42-255-36115
TX	Karnes	Wiatrek Unit	WIATREK UNIT 105H	42-255-36493
TX	Karnes	Wiatrek Unit	WIATREK UNIT 106H	42-255-36502
TX	Karnes	Wiatrek Unit	WIATREK UNIT 107H	42-255-37110
TX	Karnes	Wiatrek Unit	WIATREK UNIT 108H	42-255-37146
TX	Karnes	Wiatrek Unit	WIATREK UNIT 10H	42-255-36490
TX	Karnes	Wiatrek Unit	WIATREK UNIT 11H	42-255-37104
TX	Karnes	Wiatrek Unit	WIATREK UNIT 12H	42-255-37108
TX	Karnes	Wiatrek Unit	WIATREK UNIT 13H	42-255-37106
TX	Karnes	Wiatrek Unit	WIATREK UNIT 14H	42-255-37142
TX	Karnes	Wiatrek Unit	WIATREK UNIT 15H	42-255-37144
TX	Karnes	Wiatrek Unit	WIATREK UNIT 1H	42-255-35780
TX	Karnes	Wiatrek Unit	WIATREK UNIT 201H	42-255-37111
TX	Karnes	Wiatrek Unit	WIATREK UNIT 202H	42-255-37109
TX	Karnes	Wiatrek Unit	WIATREK UNIT 2H	42-255-35781
TX	Karnes	Wiatrek Unit	WIATREK UNIT 3H	42-255-36110
TX	Karnes	Wiatrek Unit	WIATREK UNIT 4H	42-255-36113
TX	Karnes	Wiatrek Unit	WIATREK UNIT 5H	42-255-36485
TX	Karnes	Wiatrek Unit	WIATREK UNIT 6H	42-255-36486
TX	Karnes	Wiatrek Unit	WIATREK UNIT 7H	42-255-36487
TX	Karnes	Wiatrek Unit	WIATREK UNIT 8H	42-255-36488

TX	Karnes	Wiatrek Unit	WIATREK UNIT 9H	42-255-36489
TX	Karnes	Wiatrek, P.V. Lease	WIATREK, P.V. 1	42-255-00187
TX	Howard	Wilkinson Ranch 34-1 Lease	WILKINSON RANCH 34-1 102H	42-227-38936
TX	Howard	Wilkinson Ranch 34-1C Lease	WILKINSON RANCH 34-1C 103H	42-227-38937
TX	Howard	Wilkinson Ranch D 34-1 Lease	WILKINSON RANCH D 34-1 4209H	42-227-39023
TX	Brazoria	Wisch-Saint Unit	WISCH-SAINT UNIT 7 U	42-039-30831
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 103H	42-255-34095
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 104H	42-255-34103
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 106H	42-255-35122
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 107H	42-255-35123
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 108H	42-255-36141
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 110H	42-255-36142
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 112H	42-255-36140
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 114H	42-255-36139
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 116H	42-255-36138
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 11H	42-255-36135
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 124H	42-255-36153
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 13H	42-255-36134
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 15H	42-255-36133
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 17H	42-255-36132
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 19H	42-255-36131
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 1H	42-255-32954
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 21H	42-255-36130
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 23H	42-255-36149
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 25H	42-255-36150
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 27H	42-255-36151
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 2H	42-255-34093
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 5H	42-255-34104
TX	Karnes	Yanta et al Unit	YANTA ET AL UNIT 9H	42-255-36119
TX	Karnes	Yanta, Tom J Lease	YANTA, TOM J. 1	42-255-00129
TX	Karnes	Yanta, Tom J Lease	YANTA, TOM J. 2	42-255-00130
TX	Midland	Zoe 37 Lease	ZOE 37 1	42-329-38833
TX	Midland	Zoe 37 Lease	ZOE 37 2	42-329-39101
OK	Canadian	Zum Mallen H	ZUM MALLEN H	35-017-21831

EXHIBIT A-5

Revenue Interests of Wells and Units; Allocated Values

[attached]

EXHIBIT A-5
DEFECT ALLOCATION SCHEDULE

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
NM	EDDY	VIPER 32 29 W2PI FEDERAL COM 001H	30015440750000	PURPLE SAGE (WOLFCAMP (GAS))	0.0006947	1,005
NM	LEA	LMPSU		()	0.006867	6,176
NM	LEA	M L GOINS 004	30025274390000	EUMONT (YATES-7 RVRS-QUEEN (OIL))	0.000854	11
NM	LEA	NORTH HOBBS G/SA UNIT		()	0.0001475	11,461
NM	LEA	REDTAIL FEDERAL COM 201H	30025483140000	RED TANK (BONE SPRING)	0.01218750	10,554
NM	LEA	REDTAIL FEDERAL COM 501H	30025482170000	RED TANK (BONE SPRING)	0.01218750	10,822
NM	LEA	REDTAIL FEDERAL COM 502H	30025482180000	RED TANK (BONE SPRING)	0.01218750	10,730
NM	LEA	REDTAIL FEDERAL COM 503H	30025482190000	RED TANK (BONE SPRING)	0.01218750	10,642
	LEA	REDTAIL STATE COM 001H	30025401810000	RED TANK (BONE SPRING)	0.024375	4,093
OK	CANADIAN	PETERS 1H-15X	35017246940000	CONCHO NE (WOODFORD)	0.00158571	1,194
OK	KINGFISHER	KARSON KONNER 1609 1-21-28M	35073254700000	ALTONA (MISSISSIPPI (LESS CHESTER))	0.00233229	4,518
OK	KINGFISHER	PONY EXPRESS 27 1H	35073251550000	ALTONA (MISSISSIPPIAN)	0.00227373	916
OK	KINGFISHER	PONY EXPRESS 27-16N-9W 2H	35073262160000	ALTONA (MISSISSIPPIAN LESS CHESTER)	0.00227373	923
OK	KINGFISHER	PONY EXPRESS 27-16N-9W 3H	35073262170000	ALTONA (MISSISSIPPIAN LESS CHESTER)	0.00227373	1,021
OK	KINGFISHER	PONY EXPRESS 27-16N-9W 4H	35073262190000	ALTONA (MISSISSIPPIAN LESS CHESTER)	0.00227373	638
TX	ANDREWS	BARROW 15C 4H	42003474730000	DEMPSEY CREEK (SAN ANDRES)	0.00220557	74
TX	ANDREWS	FLORA 1H	42003476700000	BLOCK A-34 (SAN ANDRES)	0.01100581	3,432
TX	ANDREWS	FULLERTON CLEARFORK UNIT 1615	42003480960000	FULLERTON (CLEAR FORK)	0.000293	8
TX	ANDREWS	FULLERTON CLEARFORK UNIT 2315	42003480370000	FULLERTON (CLEAR FORK)	0.000293	16
TX	ANDREWS	FULLERTON CLEARFORK UNIT 3115	42003480500000	FULLERTON (CLEAR FORK)	0.000293	11
TX	ANDREWS	GOEN 222C 3H	42003477500000	DEMPSEY CREEK (SAN ANDRES)	0.00009766	15
TX	ANDREWS	JASPER B 2H	42003478430000	DEMPSEY CREEK (SAN ANDRES)	0.00345959	368
TX	ANDREWS	MEANS, R. M., ETAL -B- 1 L	42003018780001	BLOCK A-34 (ELLENBURGER)	0.02148437	638
TX	BORDEN	LIL EL 19-30 1AH	42033324540100	SPRABERRY (TREND AREA)	0.00011934	5
TX	BORDEN	LIL EL 19-30 2AH	42033325150000	SPRABERRY (TREND AREA)	0.00011934	86
TX	BORDEN	LIL EL 19-30 2SH	42033325160000	SPRABERRY (TREND AREA)	0.00011934	33
TX	FAYETTE	EVA MARIE UNIT 1 R	42149320810400	GIDDINGS (AUSTIN CHALK-3)	0.0002661	4
TX	GAINES	J. D. BILES 2C 4H	42165384180000	DEMPSEY CREEK (SAN ANDRES)	0.00019531	22
TX	GAINES	JONES RANCH 21 1	42165316660000	EDMONSON (SAN ANDRES)	0.03125	3,367
TX	GAINES	JONES RANCH 21 502W	42165001310000	EDMONSON (SAN ANDRES)	0.03125	547
TX	GLASSCOCK	BOONE -8- 1	42173319790000	S.F.M. (STRAWN)	0.0625	1,005
TX	GLASSCOCK	BOONE-COFFEE 60 106HA	42173375340000	SPRABERRY (TREND AREA)	0.02114908	9,201
TX	GLASSCOCK	BOONE-COFFEE 60 206HB	42173372760000	SPRABERRY (TREND AREA)	0.02114908	11,568
TX	GLASSCOCK	BOONE-COFFEE 60 206HL	42173375350000	SPRABERRY (TREND AREA)	0.02114908	6,071
TX	GLASSCOCK	BOONE-COFFEE 70 107HB	42173372770000	SPRABERRY (TREND AREA)	0.02114908	8,606
TX	GLASSCOCK	BOONE-COFFEE 70 207HL	42173375360000	SPRABERRY (TREND AREA)	0.02114908	12,049
TX	GLASSCOCK	BOONE-COFFEE 80 108HA	42173372780000	SPRABERRY (TREND AREA)	0.02114908	5,906
TX	GLASSCOCK	BOONE-COFFEE 80 208HB	42173366340000	SPRABERRY (TREND AREA)	0.02114908	1,386
TX	GLASSCOCK	BOONE-COFFEE 80 208HL	42173375370000	SPRABERRY (TREND AREA)	0.02114908	50,530

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	GREGG	GARRETT BUFORD BLOW 3 1HH	42183321600000	CARTHAGE (HAYNESVILLE SHALE)	0.00001282	2
TX	GREGG	GARRETT BUFORD BLOW 3A 2HH	42183321610000	CARTHAGE (HAYNESVILLE SHALE)	0.000021	3
TX	GREGG	GARRETT BUFORD BLOW 3B 3HH	42183321620000	CARTHAGE (HAYNESVILLE SHALE)	0.00006706	17
TX	HOWARD	BROUGHTON 15C 1HJ	42227400220000	SPRABERRY (TREND AREA)	0.00068911	593
TX	HOWARD	BROUGHTON 15D 2HK	42227400230000	SPRABERRY (TREND AREA)	0.00068911	588
TX	HOWARD	FOSTER, W. L. 6	42227314590000	IATAN, N. (GLORIETTA)	0.125	1,283
TX	HOWARD	FOSTER, W. L. 7	42227320100000	IATAN, N. (GLORIETTA)	0.125	592
TX	HOWARD	FOSTER, W. L. 8	42227338210000	IATAN, N. (GLORIETTA)	0.125	1,734
TX	HOWARD	READ, C. D. 5	42227806810000	IATAN, EAST HOWARD ()	0.1251173	2,526
TX	HOWARD	ROBERTS -C-	42227802200000	HOWARD GLASSCOCK (CONSOLIDATED)	0.125	1,818
TX	HOWARD	SLATER 12A 1H	42227387570000	SPRABERRY (TREND AREA)	0.00072364	644
TX	HOWARD	SLATER 12A 2HR	42227388610000	SPRABERRY (TREND AREA)	0.00072213	593
TX	HOWARD	SLATER 12B 3H	42227387590000	SPRABERRY (TREND AREA)	0.00071311	427
TX	HOWARD	WILKINSON RANCH 34-1 102H	42227389360000	SPRABERRY (TREND AREA)	0.00352459	2,771
TX	HOWARD	WILKINSON RANCH 34-1C 103H	42227389370000	SPRABERRY (TREND AREA)	0.00347676	1,188
TX	HOWARD	WILKINSON RANCH D 34-1 4209H	42227390230000	SPRABERRY (TREND AREA)	0.00345618	614
TX	KARNES	ANNIE TRIAL ET AL 103H	42255344090000	SUGARKANE (AUSTIN CHALK)	0.00845703	842
TX	KARNES	ANNIE TRIAL ET AL 107H	42255355290000	SUGARKANE (AUSTIN CHALK)	0.00845703	4,596
TX	KARNES	ANNIE TRIAL ET AL 109H	42255355240000	SUGARKANE (AUSTIN CHALK)	0.00845703	4,159
TX	KARNES	ANNIE TRIAL ET AL 10H	42255355220000	EAGLEVILLE (EAGLE FORD-2)	0.00845703	13,470
TX	KARNES	ANNIE TRIAL ET AL 1H	42255351580000	EAGLEVILLE (EAGLE FORD-2)	0.00845703	1,134
TX	KARNES	ANNIE TRIAL ET AL 2H	42255351590000	EAGLEVILLE (EAGLE FORD-2)	0.00845703	1,074
TX	KARNES	ANNIE TRIAL ET AL 4H	42255355130000	EAGLEVILLE (EAGLE FORD-2)	0.00845703	3,068
TX	KARNES	ANNIE TRIAL ET AL 6H	42255355280000	EAGLEVILLE (EAGLE FORD-2)	0.00845703	2,606
TX	KARNES	ANNIE TRIAL ET AL 8H	42255355270100	EAGLEVILLE (EAGLE FORD-2)	0.00845703	2,896
TX	KARNES	APOLLO UNIT 1010H	42255358300000	SUGARKANE (AUSTIN CHALK)	0.00001855	11
TX	KARNES	APOLLO UNIT 1012H	42255358320000	SUGARKANE (AUSTIN CHALK)	0.00001855	10
TX	KARNES	APOLLO UNIT 1015H	42255359570000	SUGARKANE (AUSTIN CHALK)	0.00001855	15
TX	KARNES	APOLLO UNIT 101H	42255353130000	SUGARKANE (AUSTIN CHALK)	0.00001855	4
TX	KARNES	APOLLO UNIT 103H	42255353210000	SUGARKANE (AUSTIN CHALK)	0.00001855	3
TX	KARNES	APOLLO UNIT 105H	42255357040000	SUGARKANE (AUSTIN CHALK)	0.00001855	8
TX	KARNES	APOLLO UNIT 11H	42255358310000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	6
TX	KARNES	APOLLO UNIT 13H	42255358330000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	7
TX	KARNES	APOLLO UNIT 16H	42255359580000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	5
TX	KARNES	APOLLO UNIT 2H	42255353200000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	2
TX	KARNES	APOLLO UNIT 4H	42255357030000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	2
TX	KARNES	APOLLO UNIT 6H	42255357050000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	2
TX	KARNES	APOLLO UNIT 8H	42255357070000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	1
TX	KARNES	APOLLO UNIT 9H	42255358290000	EAGLEVILLE (EAGLE FORD-2)	0.00001855	7
TX	KARNES	AUDIOSLAVE (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00500682	35,304
TX	KARNES	AUDIOSLAVE A 102H	42255359350000	SUGARKANE (AUSTIN CHALK)	0.00500682	2,885
TX	KARNES	CHEVELLE UNIT 101H	42255356550000	SUGARKANE (AUSTIN CHALK)	0.00174421	47
TX	KARNES	CHEVELLE UNIT 102H	42255356580000	SUGARKANE (AUSTIN CHALK)	0.00174421	104

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	KARNES	CHEVELLE UNIT 103H	42255362220000	SUGARKANE (AUSTIN CHALK)	0.00174421	808
TX	KARNES	CHEVELLE UNIT 104H	42255362230000	SUGARKANE (AUSTIN CHALK)	0.00174421	911
TX	KARNES	CHEVELLE UNIT 105H	42255362240000	SUGARKANE (AUSTIN CHALK)	0.00174421	1,027
TX	KARNES	CHEVELLE UNIT 106H	42255362250000	SUGARKANE (AUSTIN CHALK)	0.00174421	1,034
TX	KARNES	CROWDER UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00235984	23,694
TX	KARNES	CROWDER UNIT (UNDEVELOPED)		EAGLEVILLE (EAGLE FORD-2)	0.00235984	6,775
TX	KARNES	CROWDER UNIT 102H	42255359960000	SUGARKANE (AUSTIN CHALK)	0.00235984	1,952
TX	KARNES	CROWDER UNIT 1H	42255359940000	EAGLEVILLE (EAGLE FORD-2)	0.00235984	487
TX	KARNES	DEFTONES AC UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.0034738	34,057
TX	KARNES	DEFTONES AC UNIT 101H	42255353870000	SUGARKANE (AUSTIN CHALK)	0.0034738	106
TX	KARNES	DEFTONES AC UNIT 102H	42255353640000	SUGARKANE (AUSTIN CHALK)	0.0034738	2,562
TX	KARNES	DEFTONES AC UNIT 103H	42255353820000	SUGARKANE (AUSTIN CHALK)	0.0034738	1,634
TX	KARNES	DEFTONES EF UNIT (UNDEVELOPED)		EAGLEVILLE (EAGLE FORD-2)	0.0034738	18,323
TX	KARNES	DEFTONES EF UNIT 1H	42255353670000	EAGLEVILLE (EAGLE FORD-2)	0.0034738	1,699
TX	KARNES	DEFTONES EF UNIT 2H	42255353690000	EAGLEVILLE (EAGLE FORD-2)	0.0034738	1,851
TX	KARNES	DEFTONES EF UNIT 3H	42255353700000	EAGLEVILLE (EAGLE FORD-2)	0.0034738	2,420
TX	KARNES	DEFTONES EF UNIT 4H	42255353860000	EAGLEVILLE (EAGLE FORD-2)	0.0034738	2,346
TX	KARNES	DUNCAN UNIT (UNDEVELOPED)		EAGLEVILLE (EAGLE FORD-2)	0.00081108	4,822
TX	KARNES	DUNCAN UNIT 10H	42255365920000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	371
TX	KARNES	DUNCAN UNIT 11H	42255365930000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	418
TX	KARNES	DUNCAN UNIT 12H	42255365940000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	463
TX	KARNES	DUNCAN UNIT 13H	42255365950000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	492
TX	KARNES	DUNCAN UNIT 3H	42255363140000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	278
TX	KARNES	DUNCAN UNIT 4H	42255336830000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	569
TX	KARNES	DUNCAN UNIT 5H	42255336840000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	816
TX	KARNES	DUNCAN UNIT 6H	42255336820000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	416
TX	KARNES	DUNCAN UNIT 7H	42255336790000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	609
TX	KARNES	DUNCAN UNIT 8H	42255353550000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	652
TX	KARNES	DUNCAN UNIT 9H	42255353560000	EAGLEVILLE (EAGLE FORD-2)	0.00081108	729
TX	KARNES	FINLEY UNIT 101H	42255359210000	SUGARKANE (AUSTIN CHALK)	0.00125334	655
TX	KARNES	FINLEY UNIT 102H	42255359220000	SUGARKANE (AUSTIN CHALK)	0.00125334	318
TX	KARNES	FINLEY UNIT 103H	42255359230000	SUGARKANE (AUSTIN CHALK)	0.00125334	499
TX	KARNES	FINLEY UNIT 104H	42255362590000	SUGARKANE (AUSTIN CHALK)	0.00125334	935
TX	KARNES	FINLEY UNIT 105H	42255362670000	SUGARKANE (AUSTIN CHALK)	0.00125334	1,457
TX	KARNES	FOO CONGREGATION 1H	42255356660000	EAGLEVILLE (EAGLE FORD-2)	0.00101303	199
TX	KARNES	FOO EVERLONG 1H	42255356620000	EAGLEVILLE (EAGLE FORD-2)	0.00100635	201
TX	KARNES	FOO UNIT 1H	42255364680000	EAGLEVILLE (EAGLE FORD-2)	0.00121256	204
TX	KARNES	FOO UNIT 2H	42255364690000	EAGLEVILLE (EAGLE FORD-2)	0.00121256	207
TX	KARNES	FOO UNIT 3H	42255364700000	EAGLEVILLE (EAGLE FORD-2)	0.00121256	304
TX	KARNES	FOO UNIT 4H	42255364720000	EAGLEVILLE (EAGLE FORD-2)	0.00121256	306
TX	KARNES	FOO UNIT 5H	42255364730000	EAGLEVILLE (EAGLE FORD-2)	0.00121256	286
TX	KARNES	FOO UNIT 6H	42255364740000	EAGLEVILLE (EAGLE FORD-2)	0.00121256	336
TX	KARNES	FOO-HERO 1H	42255364650000	EAGLEVILLE (EAGLE FORD-2)	0.00114953	299

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	KARNES	GUSSIE YANTA 1010H	42255346650000	SUGARKANE (AUSTIN CHALK)	0.0040625	1,041
TX	KARNES	GUSSIE YANTA 108H	42255346610000	SUGARKANE (AUSTIN CHALK)	0.0040625	583
TX	KARNES	GUSSIE YANTA 11H	42255346670000	EAGLEVILLE (EAGLE FORD-2)	0.0040625	1,348
TX	KARNES	GUSSIE YANTA 9H	42255346680000	EAGLEVILLE (EAGLE FORD-2)	0.0040625	2,256
TX	KARNES	HARDY UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00218426	5,069
TX	KARNES	HARDY UNIT AC 1H	42255362970000	SUGARKANE (AUSTIN CHALK)	0.00218426	1,411
TX	KARNES	HARDY UNIT AC 2H	42255362980000	SUGARKANE (AUSTIN CHALK)	0.00218426	1,414
TX	KARNES	JAUER-POLLOK UNIT 1H	42255335130000	EAGLEVILLE (EAGLE FORD-2)	0.00457765	863
TX	KARNES	JAUER-POLLOK UNIT 2H	42255357290000	EAGLEVILLE (EAGLE FORD-2)	0.00457765	1,721
TX	KARNES	JAUER-POLLOK UNIT 3H	42255357270000	EAGLEVILLE (EAGLE FORD-2)	0.00457765	1,623
TX	KARNES	KEYS UNIT (UNDEVELOPED)		EAGLEVILLE (EAGLE FORD-2)	0.00677412	28,682
TX	KARNES	KEYS UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00677412	21,403
TX	KARNES	KEYS UNIT 102H	42255365870000	SUGARKANE (AUSTIN CHALK)	0.00677412	5,149
TX	KARNES	KEYS UNIT 104H	42255365880000	SUGARKANE (AUSTIN CHALK)	0.00677412	6,836
TX	KARNES	KEYS UNIT 106H	42255365890000	SUGARKANE (AUSTIN CHALK)	0.00677412	10,395
TX	KARNES	KEYS UNIT 11H	42255366860000	EAGLEVILLE (EAGLE FORD-2)	0.00677412	2,076
TX	KARNES	KEYS UNIT 1H	42255365820000	EAGLEVILLE (EAGLE FORD-2)	0.00677412	316
TX	KARNES	KEYS UNIT 3H	42255365830000	EAGLEVILLE (EAGLE FORD-2)	0.00677412	864
TX	KARNES	KEYS UNIT 5H	42255365840000	EAGLEVILLE (EAGLE FORD-2)	0.00677412	968
TX	KARNES	KEYS UNIT 7H	42255365850000	EAGLEVILLE (EAGLE FORD-2)	0.00677412	1,042
TX	KARNES	KEYS UNIT 9H	42255365860000	EAGLEVILLE (EAGLE FORD-2)	0.00677412	989
TX	KARNES	KOLODZIEJ-PAWELEK (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00190768	16,236
TX	KARNES	KOLODZIEJ-PAWELEK (UNDEVELOPED)		EAGLEVILLE (EAGLE FORD-2)	0.00190768	6,811
TX	KARNES	KOLODZIEJ-PAWELEK UNIT 106H	42255343980000	SUGARKANE (AUSTIN CHALK)	0.00190768	1,613
TX	KARNES	KOLODZIEJ-PAWELEK UNIT 108H	42255344280000	SUGARKANE (AUSTIN CHALK)	0.00190768	1,784
TX	KARNES	KOLODZIEJ-PAWELEK UNIT 4H	42255341590000	EAGLEVILLE (EAGLE FORD-2)	0.00190768	356
TX	KARNES	KOLODZIEJ-PAWELEK UNIT 5H	42255341600000	EAGLEVILLE (EAGLE FORD-2)	0.00190768	299
TX	KARNES	KOLODZIEJ-PAWELEK UNIT 7H	42255343990000	EAGLEVILLE (EAGLE FORD-2)	0.00190768	465
TX	KARNES	KOLODZIEJ-PAWELEK UNIT 9H	42255344150000	EAGLEVILLE (EAGLE FORD-2)	0.00190768	725
TX	KARNES	KRUCIAK-YANTA UNIT 102H	42255352140000	SUGARKANE (AUSTIN CHALK)	0.0029227	1,513
TX	KARNES	KRUCIAK-YANTA UNIT 103H	42255352150100	SUGARKANE (AUSTIN CHALK)	0.0029227	1,299
TX	KARNES	KRUCIAK-YANTA UNIT 1H	42255337070000	EAGLEVILLE (EAGLE FORD-2)	0.0029227	748
TX	KARNES	MARGARET ANN 103H	42255363570000	SUGARKANE (AUSTIN CHALK)	0.00414224	2,379
TX	KARNES	MARGARET ANN 104H	42255363590000	SUGARKANE (AUSTIN CHALK)	0.00414224	3,298
TX	KARNES	MARGARET ANN 105H	42255363580000	SUGARKANE (AUSTIN CHALK)	0.00414224	2,832
TX	KARNES	MARGARET ANN 106H	42255368510000	SUGARKANE (AUSTIN CHALK)	0.00414224	3,366
TX	KARNES	MARGARET ANN 107H	42255368520000	SUGARKANE (AUSTIN CHALK)	0.00414224	4,793
TX	KARNES	MARGARET ANN 108H	42255368360000	SUGARKANE (AUSTIN CHALK)	0.00414224	5,228
TX	KARNES	MARGARET ANN 11H	42255368550000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	1,511
TX	KARNES	MARGARET ANN 12H	42255368540000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	1,511
TX	KARNES	MARGARET ANN 13H	42255368530000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	3,134
TX	KARNES	MARGARET ANN 14H	42255368330000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	1,332
TX	KARNES	MARGARET ANN 1H	42255354899000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	610

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	KARNES	MARGARET ANN 2H	42255354920000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	563
TX	KARNES	MARGARET ANN 3H	42255363540000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	377
TX	KARNES	MARGARET ANN 4H	42255363480000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	374
TX	KARNES	MARGARET ANN 5H	42255363490000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	387
TX	KARNES	MARGARET ANN 6H	42255363500000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	337
TX	KARNES	MARGARET ANN 7H	42255363510000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	405
TX	KARNES	MARGARET ANN 8H	42255363520000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	377
TX	KARNES	MARGARET ANN 9H	42255363560000	EAGLEVILLE (EAGLE FORD-2)	0.00414224	414
TX	KARNES	MILLS UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00090702	4,765
TX	KARNES	MILLS UNIT 101H	42255362570000	SUGARKANE (AUSTIN CHALK)	0.00090702	463
TX	KARNES	MILLS UNIT 102H	42255362580000	SUGARKANE (AUSTIN CHALK)	0.00090702	618
TX	KARNES	MILLS UNIT 103H	42255365780000	SUGARKANE (AUSTIN CHALK)	0.00090702	1,309
TX	KARNES	MILLS UNIT 104H	42255365790000	SUGARKANE (AUSTIN CHALK)	0.00090702	1,566
TX	KARNES	MOCZYGEMBA JAUER UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00303438	8,229
TX	KARNES	MOCZYGEMBA JAUER UNIT AC 1H	42255363060000	SUGARKANE (AUSTIN CHALK)	0.00303438	2,011
TX	KARNES	MOCZYGEMBA JAUER UNIT AC 2H	42255363070000	SUGARKANE (AUSTIN CHALK)	0.00303438	2,155
TX	KARNES	MOCZYGEMBA POLLOK (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00419684	32,567
TX	KARNES	MOCZYGEMBA POLLOK UNIT 1H	42255331780000	EAGLEVILLE (EAGLE FORD-2)	0.00419684	1,031
TX	KARNES	MOCZYGEMBA POLLOK UNIT 2H	42255331990000	EAGLEVILLE (EAGLE FORD-2)	0.00419684	731
TX	KARNES	MOCZYGEMBA POLLOK UNIT 3H	42255341250000	EAGLEVILLE (EAGLE FORD-2)	0.00419684	751
TX	KARNES	MOCZYGEMBA POLLOK UNIT 4H	42255341260000	EAGLEVILLE (EAGLE FORD-2)	0.00419684	910
TX	KARNES	MOCZYGEMBA POLLOK UNIT AC 1H	42255350650000	SUGARKANE (AUSTIN CHALK)	0.00419684	2,772
TX	KARNES	MOCZYGEMBA UNIT 103H	42255346230000	SUGARKANE (AUSTIN CHALK)	0.00253099	743
TX	KARNES	MOCZYGEMBA UNIT 104H	42255346120000	SUGARKANE (AUSTIN CHALK)	0.00253099	778
TX	KARNES	MOCZYGEMBA UNIT 106H	42255357440000	SUGARKANE (AUSTIN CHALK)	0.00253099	592
TX	KARNES	MOCZYGEMBA UNIT 107H	42255357450000	SUGARKANE (AUSTIN CHALK)	0.00253099	1,044
TX	KARNES	MOCZYGEMBA UNIT 108H	42255357460000	SUGARKANE (AUSTIN CHALK)	0.00253099	578
TX	KARNES	MOCZYGEMBA UNIT 109H	42255360130000	SUGARKANE (AUSTIN CHALK)	0.00253099	450
TX	KARNES	MOCZYGEMBA UNIT 10H	42255357510000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	490
TX	KARNES	MOCZYGEMBA UNIT 110H	42255360170000	SUGARKANE (AUSTIN CHALK)	0.00253099	283
TX	KARNES	MOCZYGEMBA UNIT 1H	42255342170000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	1,809
TX	KARNES	MOCZYGEMBA UNIT 2H	42255342180000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	1,140
TX	KARNES	MOCZYGEMBA UNIT 4H	42255346240000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	601
TX	KARNES	MOCZYGEMBA UNIT 5H	42255346250000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	787
TX	KARNES	MOCZYGEMBA UNIT 6H	42255357470000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	480
TX	KARNES	MOCZYGEMBA UNIT 7H	42255357480000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	463
TX	KARNES	MOCZYGEMBA UNIT 8H	42255357490000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	470
TX	KARNES	MOCZYGEMBA UNIT 9H	42255357500000	EAGLEVILLE (EAGLE FORD-2)	0.00253099	481
TX	KARNES	MOCZYGEMBA-JAUER UNIT 1H	42255331740000	EAGLEVILLE (EAGLE FORD-2)	0.00303438	729
TX	KARNES	MOCZYGEMBA-JAUER UNIT 2H	42255331760000	EAGLEVILLE (EAGLE FORD-2)	0.00303438	1,311
TX	KARNES	MOCZYGEMBA-JAUER UNIT 3H	42255331770000	EAGLEVILLE (EAGLE FORD-2)	0.00303438	761
TX	KARNES	MOCZYGEMBA-JAUER-POLLOK PSA 1H	42255363090000	EAGLEVILLE (EAGLE FORD-2)	0.00361561	3,431
TX	KARNES	MOCZYGEMBA-JAUER-POLLOK PSA AC 1H	42255363080000	SUGARKANE (AUSTIN CHALK)	0.00361561	4,184

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	KARNES	OPIELA (UNDEVELOPED)*		SUGARKANE (AUSTIN CHALK)	0.011875	26,455
TX	KARNES	OPIELA (UNDEVELOPED)*		EAGLEVILLE (EAGLE FORD-2)	0.011875	13,472
TX	KARNES	OPIELA 102H	42255354230000	SUGARKANE (AUSTIN CHALK)	0.011875	4,294
TX	KARNES	OPIELA 104H	42255354220000	SUGARKANE (AUSTIN CHALK)	0.011875	4,466
TX	KARNES	OPIELA 106H	42255355610000	SUGARKANE (AUSTIN CHALK)	0.011875	2,642
TX	KARNES	OPIELA 108H	42255359030000	SUGARKANE (AUSTIN CHALK)	0.011875	4,511
TX	KARNES	OPIELA 110H	42255359040000	SUGARKANE (AUSTIN CHALK)	0.011875	4,809
TX	KARNES	OPIELA 112H	42255359050000	SUGARKANE (AUSTIN CHALK)	0.011875	4,670
TX	KARNES	OPIELA 114H	42255359070000	SUGARKANE (AUSTIN CHALK)	0.011875	4,932
TX	KARNES	OPIELA 1H	42255354210000	EAGLEVILLE (EAGLE FORD-2)	0.011875	1,342
TX	KARNES	OPIELA 3H	42255354200000	EAGLEVILLE (EAGLE FORD-2)	0.011875	1,935
TX	KARNES	OPIELA 5H	42255359060000	EAGLEVILLE (EAGLE FORD-2)	0.011875	4,468
TX	KARNES	OPIELA 7H	42255359100000	EAGLEVILLE (EAGLE FORD-2)	0.011875	2,818
TX	KARNES	PARKER UNIT 101H	42255354420000	SUGARKANE (AUSTIN CHALK)	0.0000017	3
TX	KARNES	PARKER UNIT 102H	42255365900000	SUGARKANE (AUSTIN CHALK)	0.0000017	1
TX	KARNES	PARKER UNIT 103H	42255365760000	SUGARKANE (AUSTIN CHALK)	0.0000017	2
TX	KARNES	PARKER UNIT 1H	42255339820000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 2H	42255339830000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 3H	42255348560000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 4H	42255348570000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 5H	42255348580000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 6H	42255350720000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 7H	42255350730000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	0
TX	KARNES	PARKER UNIT 8H	42255350740000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	1
TX	KARNES	PARKER UNIT 9H	42255350750000	EAGLEVILLE (EAGLE FORD-2)	0.0000017	1
TX	KARNES	POP UNIT 10H	42255363160000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	461
TX	KARNES	POP UNIT 11H	42255363170000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	373
TX	KARNES	POP UNIT 1H	42255345570000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	171
TX	KARNES	POP UNIT 2H	42255345580000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	133
TX	KARNES	POP UNIT 3H	42255345590000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	134
TX	KARNES	POP UNIT 4H	42255350000000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	119
TX	KARNES	POP UNIT 5H	42255349990000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	149
TX	KARNES	POP UNIT 6H	42255350010000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	152
TX	KARNES	POP UNIT 7H	42255355500000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	168
TX	KARNES	POP UNIT 8H	42255355510000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	276
TX	KARNES	POP UNIT 9H	42255363150000	EAGLEVILLE (EAGLE FORD-2)	0.00077289	364
TX	KARNES	RADIOHEAD AC UNIT 101H	42255353850000	SUGARKANE (AUSTIN CHALK)	0.00323436	1,405
TX	KARNES	RADIOHEAD EF UNIT 1H	42255353830000	EAGLEVILLE (EAGLE FORD-2)	0.00323436	1,195
TX	KARNES	RADIOHEAD EF UNIT 2H	42255353840000	EAGLEVILLE (EAGLE FORD-2)	0.00323436	704
TX	KARNES	STP UNIT 1H	42255361120000	EAGLEVILLE (EAGLE FORD-2)	0.00693984	623
TX	KARNES	TRIAL UNIT 3H	42255355940000	EAGLEVILLE (EAGLE FORD-2)	0.00457765	1,623
TX	KARNES	TRIAL-JAUER POLLOK SA UNIT A 1H	42255357300000	EAGLEVILLE (EAGLE FORD-2)	0.00457765	1,151
TX	KARNES	TRIAL-JAUER POLLOK SA UNIT B 2H	42255357310000	EAGLEVILLE (EAGLE FORD-2)	0.00457765	652
TX	KARNES	WIATREK UNIT (UNDEVELOPED)		EAGLEVILLE (EAGLE FORD-2)	0.00133973	21,862
TX	KARNES	WIATREK UNIT (UNDEVELOPED)		SUGARKANE (AUSTIN CHALK)	0.00133973	6,612
TX	KARNES	WIATREK UNIT 101H	42255357830000	SUGARKANE (AUSTIN CHALK)	0.00133973	652

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	KARNES	WIATREK UNIT 102H	42255357840000	SUGARKANE (AUSTIN CHALK)	0.00133973	764
TX	KARNES	WIATREK UNIT 103H	42255361140000	SUGARKANE (AUSTIN CHALK)	0.00133973	664
TX	KARNES	WIATREK UNIT 104H	42255361150000	SUGARKANE (AUSTIN CHALK)	0.00133973	709
TX	KARNES	WIATREK UNIT 105H	42255364930000	SUGARKANE (AUSTIN CHALK)	0.00133973	2,166
TX	KARNES	WIATREK UNIT 106H	42255365020000	SUGARKANE (AUSTIN CHALK)	0.00133973	923
TX	KARNES	WIATREK UNIT 10H	42255364900000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	548
TX	KARNES	WIATREK UNIT 1H	42255357800001	EAGLEVILLE (EAGLE FORD-2)	0.00133973	536
TX	KARNES	WIATREK UNIT 2H	42255357810001	EAGLEVILLE (EAGLE FORD-2)	0.00133973	622
TX	KARNES	WIATREK UNIT 3H	42255361100000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	911
TX	KARNES	WIATREK UNIT 4H	42255361130000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	1,058
TX	KARNES	WIATREK UNIT 5H	42255364850000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	664
TX	KARNES	WIATREK UNIT 6H	42255364860000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	345
TX	KARNES	WIATREK UNIT 7H	42255364870000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	362
TX	KARNES	WIATREK UNIT 8H	42255364880000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	410
TX	KARNES	WIATREK UNIT 9H	42255364890000	EAGLEVILLE (EAGLE FORD-2)	0.00133973	317
TX	KARNES	YANTA ET AL UNIT 103H	42255340950000	SUGARKANE (AUSTIN CHALK)	0.0081352	7,597
TX	KARNES	YANTA ET AL UNIT 104H	42255341030000	SUGARKANE (AUSTIN CHALK)	0.0081352	4,951
TX	KARNES	YANTA ET AL UNIT 106H	42255351220000	SUGARKANE (AUSTIN CHALK)	0.0081352	4,395
TX	KARNES	YANTA ET AL UNIT 107H	42255351230000	SUGARKANE (AUSTIN CHALK)	0.0081352	2,032
TX	KARNES	YANTA ET AL UNIT 108H	42255361410100	SUGARKANE (AUSTIN CHALK)	0.0081352	4,330
TX	KARNES	YANTA ET AL UNIT 110H	42255361420000	SUGARKANE (AUSTIN CHALK)	0.0081352	4,349
TX	KARNES	YANTA ET AL UNIT 112H	42255361400000	SUGARKANE (AUSTIN CHALK)	0.0081352	4,398
TX	KARNES	YANTA ET AL UNIT 114H	42255361390000	SUGARKANE (AUSTIN CHALK)	0.0081352	4,098
TX	KARNES	YANTA ET AL UNIT 116H	42255361380000	SUGARKANE (AUSTIN CHALK)	0.0081352	4,494
TX	KARNES	YANTA ET AL UNIT 11H	42255361350100	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,424
TX	KARNES	YANTA ET AL UNIT 124H	42255361530000	SUGARKANE (AUSTIN CHALK)	0.0081352	10,468
TX	KARNES	YANTA ET AL UNIT 13H	42255361340000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,074
TX	KARNES	YANTA ET AL UNIT 15H	42255361330000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,053
TX	KARNES	YANTA ET AL UNIT 17H	42255361320000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,653
TX	KARNES	YANTA ET AL UNIT 19H	42255361310100	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,677
TX	KARNES	YANTA ET AL UNIT 1H	42255329540000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	1,175
TX	KARNES	YANTA ET AL UNIT 21H	42255361300000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,329
TX	KARNES	YANTA ET AL UNIT 23H	42255361490000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	5,261
TX	KARNES	YANTA ET AL UNIT 25H	42255361500000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	2,340
TX	KARNES	YANTA ET AL UNIT 27H	42255361510000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	4,483
TX	KARNES	YANTA ET AL UNIT 2H	42255340930000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	2,499
TX	KARNES	YANTA ET AL UNIT 5H	42255341040000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	1,671
TX	KARNES	YANTA ET AL UNIT 9H	42255361190000	EAGLEVILLE (EAGLE FORD-2)	0.0081352	3,788
TX	MARTIN	PEPPER 12 1	42317367660000	SPRABERRY (TREND AREA)	0.03125	792
TX	MARTIN	TIGER SN 245-252 204H	42317406470000	SPRABERRY (TREND AREA)	0.00473244	675

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	MARTIN	TIGER SN 245-252 504H	42317406460000	SPRABERRY (TREND AREA)	0.0047381	3,389
TX	MARTIN	TIGER SN 245-252 804H	42317406480000	SPRABERRY (TREND AREA)	0.00476981	3,494
TX	MARTIN	VLT BROWNING HUNTER UNIT 0011WA	42317416680000	SPRABERRY (TREND AREA)	0.00127992	2,525
TX	MARTIN	VLT BROWNING MEDALLION UNIT 0012WA	42317416660000	SPRABERRY (TREND AREA)	0.001298	1,650
TX	MARTIN	VLT BROWNING STALKER UNIT 0013WA	42317416630000	SPRABERRY (TREND AREA)	0.00130366	2,483
TX	MARTIN	VLT KIMBER DANGEROUS GAME UNIT 033WA	42317418730000	SPRABERRY (TREND AREA)	0.00110706	1,070
TX	MARTIN	VLT KIMBER HUNTER UNIT 031WA	42317418710000	SPRABERRY (TREND AREA)	0.0012363	1,364
TX	MARTIN	VLT KIMBER OPEN RANGE UNIT 032WA	42317418720000	SPRABERRY (TREND AREA)	0.00117831	1,699
TX	MIDLAND	BOONE 3	42329315040000	SPRABERRY (TREND AREA)	0.08333335	4,817
TX	MIDLAND	BOONE 4	42329312530000	SPRABERRY (TREND AREA)	0.08333335	2,768
TX	MIDLAND	BOONE -A- 1	42329320420001	SPRABERRY (TREND AREA)	0.03125	787
TX	MIDLAND	BOONE-COFFEE 10 101HA	42329406970000	SPRABERRY (TREND AREA)	0.02114908	7,536
TX	MIDLAND	BOONE-COFFEE 10 101HB	42329406910000	SPRABERRY (TREND AREA)	0.02114908	8,734
TX	MIDLAND	BOONE-COFFEE 10 201HB	42329394410100	SPRABERRY (TREND AREA)	0.02114908	29,927
TX	MIDLAND	BOONE-COFFEE 10 201HL	42329417030000	SPRABERRY (TREND AREA)	0.02114908	30,437
TX	MIDLAND	BOONE-COFFEE 20 102HA	42329417530000	SPRABERRY (TREND AREA)	0.02114908	3,961
TX	MIDLAND	BOONE-COFFEE 20 102HB	42329417520000	SPRABERRY (TREND AREA)	0.02114908	5,656
TX	MIDLAND	BOONE-COFFEE 20 202HB	42329406880000	SPRABERRY (TREND AREA)	0.02114908	10,868
TX	MIDLAND	BOONE-COFFEE 20 202HL	42329417130000	SPRABERRY (TREND AREA)	0.02114908	10,635
TX	MIDLAND	BOONE-COFFEE 30 103HA	42329424560000	SPRABERRY (TREND AREA)	0.02114908	7,476
TX	MIDLAND	BOONE-COFFEE 30 103HB	42329425070000	SPRABERRY (TREND AREA)	0.02114908	3,658
TX	MIDLAND	BOONE-COFFEE 30 203HB	42329417510000	SPRABERRY (TREND AREA)	0.02114908	3,243
TX	MIDLAND	BOONE-COFFEE 30 203HL	42329424550000	SPRABERRY (TREND AREA)	0.02114908	7,309
TX	MIDLAND	BOONE-COFFEE 40 104HA	42329424580000	SPRABERRY (TREND AREA)	0.02114908	2,826
TX	MIDLAND	BOONE-COFFEE 40 104HB	42329425050000	SPRABERRY (TREND AREA)	0.02114908	1,237
TX	MIDLAND	BOONE-COFFEE 40 204HB	42329404510000	SPRABERRY (TREND AREA)	0.02114908	1,866
TX	MIDLAND	BOONE-COFFEE 40 204HL	42329424570000	SPRABERRY (TREND AREA)	0.02114908	2,992
TX	MIDLAND	BOONE-COFFEE 50 105HA	42329425830000	SPRABERRY (TREND AREA)	0.02114908	5,977
TX	MIDLAND	BOONE-COFFEE 50 105HB	42329425080000	SPRABERRY (TREND AREA)	0.02114908	6,052
TX	MIDLAND	BOONE-COFFEE 50 205HB	42329404470000	SPRABERRY (TREND AREA)	0.02114908	779
TX	MIDLAND	BOONE-COFFEE 50 205HL	42329425840000	SPRABERRY (TREND AREA)	0.02114908	5,908
TX	MIDLAND	CHARLES MIDKIFF 38-47 4711 4701BH	42329436670000	SPRABERRY (TREND AREA) R 40 EX)	0.0007296	1,029
TX	MIDLAND	CHARLES MIDKIFF 38-47 4711 4711AH	42329436660000	SPRABERRY (TREND AREA) R 40 EX)	0.00072942	402
TX	MIDLAND	CHARLES MIDKIFF 38-47 4711 4751CH	42329436680000	SPRABERRY (TREND AREA) R 40 EX)	0.00073088	378
TX	MIDLAND	CHARLES MIDKIFF 38-47 4711 4761DH	42329436700000	SPRABERRY (TREND AREA) R 40 EX)	0.00073069	550
TX	MIDLAND	CHARLES MIDKIFF 38-47 4711 4781NH	42329436690000	SPRABERRY (TREND AREA) R 40 EX)	0.00072525	239
TX	MIDLAND	CHARLES MIDKIFF 38-47 4712 4702BH	42329436640000	SPRABERRY (TREND AREA) R 40 EX)	0.00098188	659
TX	MIDLAND	CHARLES MIDKIFF 38-47 4712 4712AH	42329436630000	SPRABERRY (TREND AREA) R 40 EX)	0.00073018	429
TX	MIDLAND	CHARLES MIDKIFF 38-47 4712 4752CH	42329436650000	SPRABERRY (TREND AREA) R 40 EX)	0.00072938	394
TX	MIDLAND	CHARLES MIDKIFF 38-47 4712 4762DH	42329436710000	SPRABERRY (TREND AREA) R 40 EX)	0.00098469	1,007
TX	MIDLAND	CHARLES MIDKIFF 38-47 4713 4703BH	42329435910000	SPRABERRY (TREND AREA) R 40 EX)	0.00098511	1,233
TX	MIDLAND	CHARLES MIDKIFF 38-47 4713 4713AH	42329435900000	SPRABERRY (TREND AREA) R 40 EX)	0.00098384	507
TX	MIDLAND	CHARLES MIDKIFF 38-47 4713 4753CH	42329435920000	SPRABERRY (TREND AREA) R 40 EX)	0.00098038	674

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	MIDLAND	CHARLES MIDKIFF 38-47 4713 4763DH	42329435930000	SPRABERRY (TREND AREA) R 40 EX)	0.00098219	982
TX	MIDLAND	CHARLES MIDKIFF 38-47 4714 4714AH	42329435880000	SPRABERRY (TREND AREA) R 40 EX)	0.00098299	649
TX	MIDLAND	CHARLES MIDKIFF 38-47 4714 4754CH	42329435890000	SPRABERRY (TREND AREA) R 40 EX)	0.00098132	762
TX	MIDLAND	CLEVELAND 43 1	42329384480000	SPRABERRY (TREND AREA)	0.03125	5,313
TX	MIDLAND	DWIGHT-MIDKIFF 25M 13H	42329427370000	SPRABERRY (TREND AREA)	0.00789791	3,831
TX	MIDLAND	DWIGHT-MIDKIFF 25N 14H	42329427380000	SPRABERRY (TREND AREA)	0.00812747	5,382
TX	MIDLAND	DWIGHT-MIDKIFF 25O 15H	42329427390000	SPRABERRY (TREND AREA)	0.00811956	6,739
TX	MIDLAND	DWIGHT-MIDKIFF 25P 16H	42329422580000	SPRABERRY (TREND AREA)	0.00833349	2,767
TX	MIDLAND	DWIGHT-MIDKIFF 25Q 17H	42329422590000	SPRABERRY (TREND AREA)	0.0086922	5,736
TX	MIDLAND	DWIGHT-MIDKIFF 25R 18H	42329422600000	SPRABERRY (TREND AREA)	0.00837278	5,045
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2602 2602BH	42329403650000	SPRABERRY (TREND AREA) R 40 EX)	0.00105727	398
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2603 2603BH	42329403660000	SPRABERRY (TREND AREA) R 40 EX)	0.00104577	19
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2604 2604BH	42329403880000	SPRABERRY (TREND AREA) R 40 EX)	0.00104475	709
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2611 2611AH	42329410050000	SPRABERRY (TREND AREA) R 40 EX)	0.00104966	855
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2612 2612AH	42329403640000	SPRABERRY (TREND AREA) R 40 EX)	0.001047	587
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2613 2613AH	42329410060000	SPRABERRY (TREND AREA) R 40 EX)	0.00103727	636
TX	MIDLAND	ELONA BROWN 35 ALLOCATION 2614 2614AH	42329403940000	SPRABERRY (TREND AREA) R 40 EX)	0.00104751	428
TX	MIDLAND	FARMS 1	42329372990000	SPRABERRY (TREND AREA)	0.07500006	6,027
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2605 2605BH	42329416620000	SPRABERRY (TREND AREA) R 40 EX)	0.00135812	757
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2605 2615AH	42329416410000	SPRABERRY (TREND AREA) R 40 EX)	0.0026789	1,285
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2616 2606BH	42329417150000	SPRABERRY (TREND AREA) R 40 EX)	0.0014115	390
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2616 2616AH	42329416470000	SPRABERRY (TREND AREA) R 40 EX)	0.00144101	633
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2617 2607BH	42329410780000	SPRABERRY (TREND AREA) R 40 EX)	0.00146394	438
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2617 2617AH	42329410750000	SPRABERRY (TREND AREA) R 40 EX)	0.00147919	593
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2618 2608BH	42329410740000	SPRABERRY (TREND AREA) R 40 EX)	0.00146467	933
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 2618 2618AH	42329410690000	SPRABERRY (TREND AREA) R 40 EX)	0.00143032	356
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3805 3805BH	42329416380000	SPRABERRY (TREND AREA) R 40 EX)	0.0008412	468
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3805 3815AH	42329416390000	SPRABERRY (TREND AREA) R 40 EX)	0.0008497	717
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3807 3807BH	42329410550000	SPRABERRY (TREND AREA) R 40 EX)	0.00077332	584
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3807 3817AH	42329410450000	SPRABERRY (TREND AREA) R 40 EX)	0.00076901	423
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3808 3808BH	42329410460000	SPRABERRY (TREND AREA) R 40 EX)	0.00081762	365
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3808 3818AH	42329410470000	SPRABERRY (TREND AREA) R 40 EX)	0.00080547	413
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3816 3806BH	42329416420000	SPRABERRY (TREND AREA) R 40 EX)	0.00098567	249
TX	MIDLAND	FRANK MIDKIFF 35 ALLOCATION 3816 3816AH	42329416400000	SPRABERRY (TREND AREA) R 40 EX)	0.00077751	453
TX	MIDLAND	HIGH SKY I 42-43 2409H	42329444320000	SPRABERRY (TREND AREA)	0.00816241	22,954
TX	MIDLAND	HIGH SKY I 42-43 2809H	42329444310000	SPRABERRY (TREND AREA)	0.00825898	12,236
TX	MIDLAND	HIGH SKY I 42-43 4309H	42329444300000	SPRABERRY (TREND AREA)	0.00825898	12,236
TX	MIDLAND	HIGH SKY J 42-43 4210H	42329444280000	SPRABERRY (TREND AREA)	0.00778209	11,529
TX	MIDLAND	HIGH SKY J 42-43 2610H	42329444290000	SPRABERRY (TREND AREA)	0.00818137	18,819
TX	MIDLAND	HIGH SKY K 42-43 2811H	42329444270000	SPRABERRY (TREND AREA)	0.00821609	14,564
TX	MIDLAND	HIGH SKY K 42-43 4311H	42329444260000	SPRABERRY (TREND AREA)	0.00825898	12,236
TX	MIDLAND	HIGH SKY M 42-43 2813H	42329444250000	SPRABERRY (TREND AREA)	0.00823373	9,625
TX	MIDLAND	HIGH SKY M 42-43 4213H	42329444240000	SPRABERRY (TREND AREA)	0.00825898	12,236

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	MIDLAND	HIGH SKY N 42-43 2414H	42329432630000	SPRABERRY (TREND AREA)	0.00817218	1,359
TX	MIDLAND	HIGH SKY N 42-43 4314H	42329444230000	SPRABERRY (TREND AREA)	0.00818683	6,695
TX	MIDLAND	HIGH SKY O 42-43 2615H	42329432620000	SPRABERRY (TREND AREA)	0.00822323	5,999
TX	MIDLAND	HIGH SKY O 42-43 2815H	42329444220000	SPRABERRY (TREND AREA)	0.00825898	3,934
TX	MIDLAND	HIGH SKY O 42-43 4215H	42329444210000	SPRABERRY (TREND AREA)	0.00818046	14,608
TX	MIDLAND	MASSEY A UNIT (UNDEVELOPED)		SPRABERRY (TREND AREA)	0.00014416	351
TX	MIDLAND	MASSEY A UNIT 2809H	42329431030000	SPRABERRY (TREND AREA)	0.00014416	255
TX	MIDLAND	MASSEY A UNIT 4209H	42329431020000	SPRABERRY (TREND AREA)	0.00014416	139
TX	MIDLAND	MASSEY A UNIT 4309H	42329431200000	SPRABERRY (TREND AREA)	0.00014416	201
TX	MIDLAND	MCDONALD 46 # 1 1	42329346120000	SPRABERRY (TREND AREA)	0.02290576	73
TX	MIDLAND	MIDKIFF (UNDEVELOPED)		SPRABERRY	0.00181866	6,701
TX	MIDLAND	MIDKIFF (UNDEVELOPED)		WOLFCAMP A	0.00181866	3,399
TX	MIDLAND	MIDKIFF (UNDEVELOPED)		WOLFCAMP B	0.00181866	2,606
TX	MIDLAND	MIDKIFF 1 10H	42329424000000	SPRABERRY (TREND AREA) R 40 EX)	0.00205016	749
TX	MIDLAND	MIDKIFF 1 11H	42329424050000	SPRABERRY (TREND AREA) R 40 EX)	0.00205017	736
TX	MIDLAND	MIDKIFF 1 12H	42329424080000	SPRABERRY (TREND AREA) R 40 EX)	0.00205017	617
TX	MIDLAND	MIDKIFF 1 7H	42329419280000	SPRABERRY (TREND AREA) R 40 EX)	0.00205004	713
TX	MIDLAND	MIDKIFF 1 8H	42329419299000	SPRABERRY (TREND AREA) R 40 EX)	0.00205011	634
TX	MIDLAND	MIDKIFF 1 9H	42329419300000	SPRABERRY (TREND AREA) R 40 EX)	0.00204991	500
TX	MIDLAND	MIDKIFF 1818H	42329387370100	SPRABERRY (TREND AREA)	0.00181866	226
TX	MIDLAND	MIDKIFF 1821H	42329410290000	SPRABERRY (TREND AREA)	0.00181866	280
TX	MIDLAND	MIDKIFF 1836HR	42329411570000	SPRABERRY (TREND AREA)	0.00181866	311
TX	MIDLAND	MIDKIFF 1M 13H	42329423980000	SPRABERRY (TREND AREA) R 40 EX)	0.00205011	1,297
TX	MIDLAND	MIDKIFF 1N 14H	42329423990000	SPRABERRY (TREND AREA) R 40 EX)	0.00205008	1,792
TX	MIDLAND	MIDKIFF 1O 15H	42329423970000	SPRABERRY (TREND AREA) R 40 EX)	0.00204990	1,107
TX	MIDLAND	MIDKIFF 1S 19H	42329419390000	SPRABERRY (TREND AREA) R 40 EX)	0.0020501	880
TX	MIDLAND	MIDKIFF 1T 20H	42329419400000	SPRABERRY (TREND AREA) R 40 EX)	0.00205008	998
TX	MIDLAND	MIDKIFF 1U 21H	42329419570000	SPRABERRY (TREND AREA) R 40 EX)	0.0020502	1,589
TX	MIDLAND	MIDKIFF 1WA	42329410310000	SPRABERRY (TREND AREA)	0.00181866	779
TX	MIDLAND	MIDKIFF 2LS	42329410380000	SPRABERRY (TREND AREA)	0.00181866	345
TX	MIDLAND	MIDKIFF 2WB	42329410300000	SPRABERRY (TREND AREA)	0.00181866	589
TX	MIDLAND	MIDKIFF 3LS	42329421870000	SPRABERRY (TREND AREA)	0.00181866	568
TX	MIDLAND	MIDKIFF 3MS	42329421840000	SPRABERRY (TREND AREA)	0.00181866	412
TX	MIDLAND	MIDKIFF 3WA	42329410370000	SPRABERRY (TREND AREA)	0.00181866	479
TX	MIDLAND	MIDKIFF 4LS	42329421860000	SPRABERRY (TREND AREA)	0.00181866	567
TX	MIDLAND	MIDKIFF 4WB	42329410330000	SPRABERRY (TREND AREA)	0.00181866	470
TX	MIDLAND	MIDKIFF NEN11C 103H	42329431370000	SPRABERRY (TREND AREA) R 40 EX)	0.00095795	1,460
TX	MIDLAND	MIDKIFF NEN11E 104H	42329431610000	SPRABERRY (TREND AREA) R 40 EX)	0.00094562	444
TX	MIDLAND	MIDKIFF NEN11E 105H	42329431380000	SPRABERRY (TREND AREA) R 40 EX)	0.00093447	867
TX	MIDLAND	MIDKIFF NEN11F 106H	42329431390000	SPRABERRY (TREND AREA) R 40 EX)	0.00094544	621
TX	MIDLAND	MIDKIFF NEN11G 107H	42329440090000	SPRABERRY (TREND AREA) R 40 EX)	0.00100259	810
TX	MIDLAND	MIDKIFF NEN11H 108H	42329440100000	SPRABERRY (TREND AREA) R 40 EX)	0.00100696	1,311
TX	MIDLAND	MIDKIFF NES11N 113H	42329431620000	SPRABERRY (TREND AREA) R 40 EX)	0.00093429	755

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	MIDLAND	MIDKIFF NES11N 114H	42329431400000	SPRABERRY (TREND AREA) R 40 EX)	0.00094597	488
TX	MIDLAND	MIDKIFF NES11O 115H	42329431410000	SPRABERRY (TREND AREA) R 40 EX)	0.00094579	860
TX	MIDLAND	MIDKIFF NES11P 116H	42329431420000	SPRABERRY (TREND AREA) R 40 EX)	0.0009336	1,242
TX	MIDLAND	MIDKIFF NES11P 117H	42329431630000	SPRABERRY (TREND AREA) R 40 EX)	0.00095902	736
TX	MIDLAND	MIDKIFF NES11Q 118H	42329440130000	SPRABERRY (TREND AREA) R 40 EX)	0.00100155	1,031
TX	MIDLAND	MIDKIFF NES11R 119H	42329440140000	SPRABERRY (TREND AREA) R 40 EX)	0.00099359	1,452
TX	MIDLAND	MIDKIFF NES11S 120H	42329440150000	SPRABERRY (TREND AREA) R 40 EX)	0.00100193	831
TX	MIDLAND	MIDKIFF NES11T 121H	42329440160000	SPRABERRY (TREND AREA) R 40 EX)	0.00099341	1,535
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4600 4600BH	42329417190000	SPRABERRY (TREND AREA) R 40 EX)	0.00072186	391
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4600 4610AH	42329417210000	SPRABERRY (TREND AREA) R 40 EX)	0.00072143	548
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4600 4650R	42329420930000	SPRABERRY (TREND AREA) R 40 EX)	0.00072286	195
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4606 4606BH	42329416690000	SPRABERRY (TREND AREA) R 40 EX)	0.00072642	575
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4606 4616AH	42329416970000	SPRABERRY (TREND AREA) R 40 EX)	0.00072178	854
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4607 4607BH	42329416980000	SPRABERRY (TREND AREA) R 40 EX)	0.00072272	773
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4607 4617AH	42329416990000	SPRABERRY (TREND AREA) R 40 EX)	0.00072307	619
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4608 4608BH	42329417200000	SPRABERRY (TREND AREA) R 40 EX)	0.00072179	271
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4608 4618AH	42329417160000	SPRABERRY (TREND AREA) R 40 EX)	0.00072343	569
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4609 4609BH	42329417170000	SPRABERRY (TREND AREA) R 40 EX)	0.00072236	660
TX	MIDLAND	MIDKIFF-HALFMANN 39-46 4609 4619AH	42329417180000	SPRABERRY (TREND AREA) R 40 EX)	0.00072229	295
TX	MIDLAND	NOBLES 3301BH	42329420670000	SPRABERRY (TREND AREA)	0.00059035	476
TX	MIDLAND	ODANIEL-FLOYD E1A 201H	42329431720000	SPRABERRY (TREND AREA)	0.00375019	2,472
TX	MIDLAND	ODANIEL-FLOYD E1B 202H	42329431730000	SPRABERRY (TREND AREA)	0.0033835	8,263
TX	MIDLAND	ODANIEL-FLOYD E1C 203H	42329431740000	SPRABERRY (TREND AREA)	0.00359247	5,700
TX	MIDLAND	ODANIEL-FLOYD W1V 22H	42329431690000	SPRABERRY (TREND AREA)	0.00365624	4,585
TX	MIDLAND	ODANIEL-FLOYD W1W 23H	42329431700000	SPRABERRY (TREND AREA)	0.00343226	7,970
TX	MIDLAND	ODANIEL-FLOYD W1X 24H	42329431710000	SPRABERRY (TREND AREA)	0.0034434	2,621
TX	MIDLAND	PAT ANDERSON 26 1RH	42329394130000	SPRABERRY (TREND AREA) R 40 EX)	0.00209583	458
TX	MIDLAND	PRESTON 36A 1H	42329401800000	SPRABERRY (TREND AREA) R 40 EX)	0.00053045	161
TX	MIDLAND	PRESTON 36B 2H	42329401810000	SPRABERRY (TREND AREA) R 40 EX)	0.00050109	111
TX	MIDLAND	PRESTON 36C 3H	42329401820000	SPRABERRY (TREND AREA) R 40 EX)	0.000456	108
TX	MIDLAND	PRESTON 36D 4H	42329402530000	SPRABERRY (TREND AREA) R 40 EX)	0.00060481	126
TX	MIDLAND	PRESTON 36E 5H	42329402570000	SPRABERRY (TREND AREA) R 40 EX)	0.00066019	116
TX	MIDLAND	PRESTON 36F 6H	42329402540000	SPRABERRY (TREND AREA) R 40 EX)	0.00054616	106
TX	MIDLAND	PRESTON 36G 7H	42329402590000	SPRABERRY (TREND AREA) R 40 EX)	0.00047679	122
TX	MIDLAND	PRESTON 36H 8H	42329402600000	SPRABERRY (TREND AREA) R 40 EX)	0.000545	70
TX	MIDLAND	PRESTON 36I 9H	42329402610000	SPRABERRY (TREND AREA) R 40 EX)	0.00044294	97
TX	MIDLAND	PRESTON 36J 10H	42329403740000	SPRABERRY (TREND AREA) R 40 EX)	0.00046972	59
TX	MIDLAND	PRESTON 36K 11H	42329403750000	SPRABERRY (TREND AREA) R 40 EX)	0.00047565	173
TX	MIDLAND	PRESTON 36L 12H	42329403760000	SPRABERRY (TREND AREA) R 40 EX)	0.00057975	311
TX	MIDLAND	PRESTON 36M 13H	42329403770000	SPRABERRY (TREND AREA) R 40 EX)	0.00049125	242
TX	MIDLAND	PRESTON A 3462H	42329394040000	SPRABERRY (TREND AREA) R 40 EX)	0.00208164	35
TX	MIDLAND	PRESTON A 3601H	42329403370000	SPRABERRY (TREND AREA) R 40 EX)	0.00208208	331
TX	MIDLAND	PRESTON A 3602H	42329403540000	SPRABERRY (TREND AREA) R 40 EX)	0.00208228	320

State	County	Well/Unit Name	API	Field Name (Target Formation)	ORIGINAL NRI	Total
TX	MIDLAND	PRESTON A 3603H	42329403550000	SPRABERRY (TREND AREA) R 40 EX)	0.00208228	359
TX	MIDLAND	PRESTON A 3604H	42329403680000	SPRABERRY (TREND AREA) R 40 EX)	0.00208128	360
TX	MIDLAND	PRESTON A 3605H	42329403720000	SPRABERRY (TREND AREA) R 40 EX)	0.0020818	984
TX	MIDLAND	PRESTON A 3606H	42329403730000	SPRABERRY (TREND AREA) R 40 EX)	0.0020826	367
TX	MIDLAND	PRESTON A 3607H	42329403890000	SPRABERRY (TREND AREA) R 40 EX)	0.0020822	788
TX	MIDLAND	PRESTON A 3608H	42329403950000	SPRABERRY (TREND AREA) R 40 EX)	0.00208253	662
TX	MIDLAND	PRESTON A 3609H	42329403960000	SPRABERRY (TREND AREA) R 40 EX)	0.0020827	945
TX	MIDLAND	PRESTON A 3610H	42329404080000	SPRABERRY (TREND AREA) R 40 EX)	0.00208239	484
TX	MIDLAND	PRESTON A 3611H	42329404010000	SPRABERRY (TREND AREA) R 40 EX)	0.00208242	663
TX	MIDLAND	PRESTON SPRA UNIT		SPRABERRY	0.00207941	2,910
TX	MIDLAND	SHADY OAKS I 48-37 2809H	42329435560000	SPRABERRY (TREND AREA)	0.00685492	4,054
TX	MIDLAND	SHADY OAKS I 48-37 4209H	42329435570000	SPRABERRY (TREND AREA)	0.00686386	4,349
TX	MIDLAND	SHADY OAKS I 48-37 4409H	42329435550000	SPRABERRY (TREND AREA)	0.0068204	4,326
TX	MIDLAND	SHADY OAKS J 48-37 2810H	42329437480000	SPRABERRY (TREND AREA)	0.0069036	6,632
TX	MIDLAND	SHADY OAKS K 48-37 4211H	42329435610000	SPRABERRY (TREND AREA)	0.00698246	2,117
TX	MIDLAND	SHADY OAKS K 48-37 4411H	42329435600000	SPRABERRY (TREND AREA)	0.00682431	2,370
TX	MIDLAND	SHADY OAKS L 48-37 2812H	42329437490000	SPRABERRY (TREND AREA)	0.00685387	4,829
TX	MIDLAND	SHADY OAKS M 48-37 2813H	42329435660000	SPRABERRY (TREND AREA)	0.00510821	2,732
TX	MIDLAND	SHADY OAKS N 48-37 2814H	42329435680000	SPRABERRY (TREND AREA)	0.00505679	1,264
TX	MIDLAND	SHADY OAKS N 48-37 4214H	42329435630000	SPRABERRY (TREND AREA)	0.0049873	729
TX	MIDLAND	SHADY OAKS N 48-37 4414H	42329435620000	SPRABERRY (TREND AREA)	0.00500693	497
TX	MIDLAND	TEX-HARVEY SPRABERRY 723H	42329431480000	SPRABERRY (TREND AREA)	0.00093447	797
TX	MIDLAND	ZOE 37 1	42329388330000	SPRABERRY (TREND AREA)	0.018	3,422
TX	REAGAN	BAILEY A 1H	42383408630000	SPRABERRY (TREND AREA)	0.00657058	8,419
TX	REAGAN	BAILEY B 2H	42383408640000	SPRABERRY (TREND AREA)	0.00657058	6,702
TX	REAGAN	BAILEY C 3H	42383408650000	SPRABERRY (TREND AREA)	0.00658090	7,957
TX	REAGAN	PETTIT (14) 1	42383368000000	SPRABERRY (TREND AREA)	0.025	2,295
TX	REAGAN	PETTIT (14) 2	42383368260000	SPRABERRY (TREND AREA)	0.025	3,223
TX	REAGAN	PETTIT '8A-8' 4401H	42383395520000	SPRABERRY (TREND AREA)	0.025	8,554
TX	REAGAN	PETTIT 8A-8 5H	42383392500000	SPRABERRY (TREND AREA)	0.025	7,583
TX	REEVES	GUTHRIE -6- 2	42389333500000	WOLFBONE (TREND AREA)	0.025	1,877
TX	REEVES	MAJESTIC STATE 12 1	42389327240000	WOLFBONE (TREND AREA)	0.025	700
TX	REEVES	MAJESTIC STATE 12 2	42389329290000	WOLFBONE (TREND AREA)	0.025	2,126
TX	REEVES	MAJESTIC STATE 51-13-12 A 83H	42389389210000	WOLFBONE (WOLFCAMP)	0.0125	21,110
TX	REEVES	MAJESTIC STATE 51-13-12 B 14H	42389389220000	WOLFBONE (WOLFCAMP)	0.0125	20,313
TX	REEVES	MAJESTIC STATE 51-13-12 C 85H	42389389240000	WOLFBONE (WOLFCAMP)	0.0125	20,148
TX	REEVES	PONY DEAL UNIT A 12 1H	42389344410000	WOLFBONE (TREND AREA)	0.075	29,918
TX	REEVES	PONY DEAL UNIT A 12 5H	42389353820000	WOLFBONE (TREND AREA)	0.075	28,714
TX	UPTON	SHIRK 13 1H	42461335750200	AMACKER-TIPPETT (DEVONIAN)	0.0029297	162
WY	CAMPBELL	CHIMNEY CONE 36-11TH	49005638330000	HILIGHT (TURNER)	0.025	8,063
WY	CAMPBELL	HCNU FEE 12-13H	49005622270000	HOUSE CREEK (SUSSEX)	0.00058385	47
WY	CAMPBELL	ST TINKLER 3-16	49005251210000	HILIGHT (MUDDY)	0.025	1,027
						1,580,000

EXHIBIT B

Instruments of Conveyance

[attached]

Prepared by: Monette Harbert Dorchester Minerals, L.P. 3838 Oak Lawn Avenue, Suite 300 Dallas, Texas 75219	Return to: Monette Harbert Dorchester Minerals, L.P. 3838 Oak Lawn Avenue, Suite 300 Dallas, Texas 752

ASSIGNMENT AND CONVEYANCE

THE STATE OF _____________	§
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _______________	§

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Gemini 5 Thirty, LP whose address is PO Box 891, Midland, TX 79702 (hereafter referred to as "Assignor") does hereby grant, bargain, transfer, sell, assign, and convey to Dorchester Minerals, L.P., whose address is 3838 Oak Lawn Ave., Suite 300, Dallas, Texas 75219 (hereafter referred to as "Assignee"), in and to the following (collectively, the “Properties”):

(a)    all of the Assignor’s undivided interests in and to the fee mineral interests applicable to: (x) oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances or minerals (collectively, “Oil and Gas”), and/or (y) sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of Oil and Gas (collectively, “Other Minerals”), in, on and under the properties, lands, rights and interests: (i) described in Exhibit A-1 attached hereto and made a part hereof, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “Fee Properties”);

(b)    all of the Assignor’s overriding interests burdening Oil and Gas produced, saved or sold and: (i) more fully described on Exhibit A-2, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “ORRI Properties”);

(c)    all of the Assignor’s non-participating royalty interests burdening Oil and Gas produced, saved or sold and: (i) more fully described on Exhibit A-3, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming attached hereto and made a part hereof (collectively, the “NPRI Properties”);

(d)    all of the Assignor’s rights to receive revenues attributable to production from, and any other rights and benefits in any way related to the wells related to the Fee Properties, ORRI Properties and NPRI Properties, including, without limitation, the wells: (i) described on Exhibit A-4, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “Wells”, and together with the Fee Properties, the ORRI Properties and NPRI Properties, the “Oil and Gas Assets”);

(e)    all of Assignor’s benefits, claims, actions, causes of action and other rights as lessor under (or the assignee or transferee of any overriding royalty interests created from) any Oil and Gas Lease, regardless of whether the same arose on, before or after October 1, 2021;

(f)    all of the Assignor’s interests in and to all Oil and Gas and/or Other Minerals unitization, leases pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby, as it relates to the Oil and Gas Assets;

(g)    all of the Assignor’s interest in and right under all operating agreements, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the Oil and Gas Assets or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of Oil and Gas or Other Minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

(h)    all of the Assignor’s interests in Oil and Gas and Other Minerals produced from or allocated to the Oil and Gas Assets and any products processed or obtained therefrom (collectively, the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after October 1, 2021, and (ii) all liens and security interests securing payments of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Properties are located, or statutes made applicable to the Properties under federal law (or some combination of federal and state law);

(i)    all interests in all payments received, or to be received, in lieu of production from the Oil and Gas Assets (regardless of whether such payments accrued, and/or the events which gave rise to such payment occurred, on, before, or after the October 1, 2021), including, without limitation (i) “take of pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, (iii) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by the Assignor as a result of the Assignor (and/or its predecessors in title) taking or having taken less gas from lands covered by an Oil and Gas Asset, than its ownership of such property right or interest would entitle it to receive and (iv) shut-in rental or royalty payments;

(j)    to the extent legally transferable, all interest in all contract rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) related to the Oil and Gas Assets to the extent the same arose, and/or the events which gave rise to the same occurred on, before or after October 1, 2021, hereof, regardless of whether same arose under contract, the law or in equity;

(k)    without duplication of the proceeds from Production described in (h), an amount of cash in immediately available funds equal to all of the cash receipts from or attributable to the Properties that were received by the Assignor during the period beginning on October 1, 2021 and ending on December 31, 2021 (the “Contributed Cash”); and

(l)    all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e., rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

For the avoidance of doubt, the Properties include any and all Oil and Gas Assets that Assignor may own in Texas, New Mexico, Oklahoma or Wyoming, whether or not such Oil and Gas Assets are specifically defined or described herein.

To the extent provided in the instruments creating or governing the same, if any Oil and Gas Leases shall be renewed or extended as to all or any part of the lands covered thereby by the lessee thereunder, its successor or assigns, the overriding royalty interests included in the ORRI Properties shall be effective as to the renewed or extended part of said Oil and Gas Leases.

TO HAVE AND TO HOLD the Properties unto Assignee and its successors and assigns forever, subject, however, to the covenants, terms and conditions set forth herein and in the Contribution Agreement.

Assignee is hereby specifically assigned, and subrogated to, all warranties of title which Assignor or the Specified Predecessors may have from predecessors in interest to the extent applicable with respect to the Properties and to the extent Assignor or the Specified Predecessors may legally assign such rights and grant such subrogation.

Any proceeds or revenues currently held in any suspense account attributable to production occurring prior to October 1, 2021, but which may be distributed after October 1, 2021, shall nevertheless be paid to Assignee. Assignor agrees to turn over and pay to Assignee any such suspended revenues paid to Assignor attributable to the interests assigned herein.

This Assignment and Conveyance is being executed and delivered pursuant to that certain Contribution and Exchange Agreement dated November 22, 2021 by and between Assignor and Assignee (the “Contribution Agreement”). Capitalized terms used, but not otherwise defined, herein shall have the meaning set forth in the Contribution Agreement. The Contribution Agreement contains certain terms and provisions related to the transactions contemplated hereby, all of which shall survive the execution and delivery of this instrument as provided in the Contribution Agreement. In the event of a conflict between the terms and conditions of this Assignment and Conveyance and the terms and conditions of the Contribution Agreement, the terms and conditions of the Contribution Agreement shall control; provided, however, that third party payors may conclusively rely on this instrument to vest title to the Properties and the rights described herein in Assignee.

This instrument binds to the parties and extends to be binding upon the parties’ heirs, legal representatives, successors and assigns and the terms and covenants hereof shall be deemed covenants running with the lands. Assignor shall WARRANT Defensible Title to the Oil and Gas Assets unto Assignee against every Person whomsoever lawfully claiming or to claim the same or any part therefor by, through or under the Assignor or Specified Predecessors but not otherwise, subject, however, to the Permitted Encumbrances. No later than the date three (3) years after the Closing Date, the Assignee may furnish the Assignor a reasonably detailed written notice setting forth any matters which the Assignee intends to assert as a breach of the Special Warranty. The Assignor shall have a reasonable opportunity, but not the obligation, to cure any alleged breach of such Special Warranty. The Assignee shall be deemed to have waived all breaches of the Assignor’s Special Warranty for which the Assignor has not received on or before the date three (3) years after the Closing Date a valid written notice hereof.

As of the Closing, but without limiting and in all cases subject to Assignee’s rights to indemnity under the Contribution Agreement, and subject to the other limitations set forth in the Contribution Agreement, Assignee assumes and agrees to pay, perform and discharge all Assumed Obligations pursuant to the Contribution Agreement.

IN WITNESS WHEREOF, this instrument is executed this _____ day of ________ 2021, but effective for all purposes as of October 1, 2021.

/Signature Pages Follow/

Witnesses:	Assignor: GEMINI 5 THIRTY, LP

	By:	Gemini 530 General Partner, LLC its General Partner

_________________________________	By:
	Name:	Michelle Mauzy
_________________________________	Title:	President

Witnesses:	Assignee:

DORCHESTER MINERALS, L.P.

	By:	Dorchester Minerals Management LP, its General Partner

	By:	Dorchester Minerals Management GP, LLC, its General Partner

_________________________________	By:
	Name:	Bradley J. Ehrman
_________________________________	Title:	Chief Operating Officer

ACKNOWLEDGMENTS

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this day, by ____________, as ___________ of Gemini 530 General Partner, LLC, a _________________ limited liability company, the general partner of GEMINI 5 THIRTY, LP, a Texas limited partnership on behalf of said limited liability company and limited partnership.

Notary Public

My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this day, by Bradley J. Ehrman, as Chief Operating Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of DORCHESTER MINERALS, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships.

Notary Public

My Commission Expires:

EXHIBIT C

Excluded Properties

1.  Any files, records, information or data that are subject to contractual disclosure restrictions to which Contributor is a party or are protected by attorney-client privilege, except for title opinions.

2.    All files, records or data relating to the marketing process for the Properties.

EXHIBIT D

Curative Instruments

[attached]

Prepared by: [▲]	Return to: Monette Harbert Dorchester Minerals, L.P. 3838 Oak Lawn Avenue, Suite 300 Dallas, Texas 752

ASSIGNMENT AND CONVEYANCE

THE STATE OF _____________	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _______________	§

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged Michelle Mauzy, being the same Person as Joan Michelle Boone Mauzy and Michelle Boone Mauzy, whose address is [▲], the Estate of Greg Mauzy, whose address is [▲], the Estate of Rita McDonald Knox, whose address is [▲], MGM Oil and Gas Company Defined Benefit Plan, whose address is [▲], Red Oak Royalty, whose address is [▲], Joan Michelle Boone Gragg Mauzy, whose address is [▲], and MGM Oil and Gas Company whose address is [▲] (hereafter collectively referred to as "Assignor") does hereby grant, bargain, transfer, sell, assign, and convey to Gemini 5 Thirty, LP whose address is PO Box 891, Midland, TX 79702 (hereafter referred to as "Assignee"), in and to the following (collectively, the “Properties”):

(a)    all of the Assignor’s undivided interests in and to the fee mineral interests applicable to: (x) oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances or minerals (collectively, “Oil and Gas”), and/or (y) sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of Oil and Gas (collectively, “Other Minerals”), in, on and under the properties, lands, rights and interests: (i) described in Exhibit A-1 attached hereto and made a part hereof, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “Fee Properties”);

(b)    all of the Assignor’s overriding interests burdening Oil and Gas produced, saved or sold and: (i) more fully described on Exhibit A-2, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “ORRI Properties”);

(c)    all of the Assignor’s non-participating royalty interests burdening Oil and Gas produced, saved or sold and: (i) more fully described on Exhibit A-3, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming attached hereto and made a part hereof (collectively, the “NPRI Properties”);

(d)    all of the Assignor’s rights to receive revenues attributable, production from, and any other rights and benefits in any way related to the wells related to the Fee Properties, ORRI Properties and NPRI Properties, including, without limitation, the wells: (i) described on Exhibit A-4, or (ii) otherwise located, in whole or in part, within the states of Texas, New Mexico, Oklahoma or Wyoming (collectively, the “Wells”, and together with the Fee Properties, the ORRI Properties and NPRI Properties, the “Oil and Gas Assets”);

1

(e)    all of Assignor’s benefits, claims, actions, causes of action and other rights as lessor under (or the assignee or transferee of any overriding royalty interests created from) any Oil and Gas Lease, regardless of whether the same arose on, before or after October 1, 2021;

(f)    all of the Assignor’s interests in and to all Oil and Gas and/or Other Minerals unitization, leases pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby, as it relates to the Oil and Gas Assets;

(g)    all of the Assignor’s interest in and right under all operating agreements, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the Oil and Gas Assets or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of Oil and Gas or Other Minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

(h)    all of the Assignor’s interests in Oil and Gas and Other Minerals produced from or allocated to the Oil and Gas Assets and any products processed or obtained therefrom (collectively, the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after October 1, 2021, other than proceeds of Production that are attributable to periods prior to the Reference Date and that are actually received by the Assignor prior to October 1, 2021 and (ii) all liens and security interests securing payments of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Properties are located, or statutes made applicable to the Properties under federal law (or some combination of federal and state law);

(i)    all interests in all payments received, or to be received, in lieu of production from the Oil and Gas Assets (regardless of whether such payments accrued, and/or the events which gave rise to such payment occurred, on, before, or after the October 1, 2021, including, without limitation (i) “take of pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, (iii) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by the Assignor as a result of the Assignor (and/or its predecessors in title) taking or having taken less gas from lands covered by an Oil and Gas Asset, than its ownership of such property right or interest would entitle it to receive and (iv) shut-in rental or royalty payments;

(j)    to the extent legally transferable, all interest in all contract rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) related to the Oil and Gas Assets to the extent the same arose, and/or the events which gave rise to the same occurred on, before or after October 1, 2021, hereof, regardless of whether same arose under contract, the law or in equity; and

(k)    all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e., rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

For the avoidance of doubt: (i) the Properties include any and all Oil and Gas Assets that Assignor may own in Texas, New Mexico, Oklahoma or Wyoming, whether or not such Oil and Gas Assets are specifically defined or described herein and (ii) the Oil and Gas Assets are limited to the Oil and Gas Assets owned by Assignor on the date hereof.1

1 Note to Draft: If the sister of Michelle Mauzy should happen to pass away between the Execution Date of the Contribution Agreement and the Closing Date, this corrective instrument shall be modified to ensure any properties acquired by Michelle from her sister are not transferred to Gemini/DMLP.

2

To the extent provided in the instruments creating or governing the same, if any Oil and Gas Leases shall be renewed or extended as to all or any part of the lands covered thereby by the lessee thereunder, its successor or assigns, the overriding royalty interests included in the ORRI Properties shall be effective as to the renewed or extended part of said Oil and Gas Leases.

TO HAVE AND TO HOLD the Properties unto Assignee and its successors and assigns forever, subject, however, to the covenants, terms and conditions set forth herein.

Assignee is hereby specifically assigned, and subrogated to, all warranties of title which Assignor may have from predecessors in interest to the extent applicable with respect to the Properties and to the extent Assignor may legally assign such rights and grant such subrogation.

This instrument binds to the parties and extends to be binding upon the parties’ heirs, legal representatives, successors and assigns and the terms and covenants hereof shall be deemed covenants running with the lands. NO WARRANTY OF TITLE, WHETHER EXPRESS, IMPLIED OR STATUTORY, IN AND TO THE PROPERTIES IS BEING MADE BY ASSIGNOR BY THE EXECUTION OF THIS INSTRUMENT, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

IN WITNESS WHEREOF, this instrument is executed this _____ day of ________ 2021, but effective for all purposes as of October 1, 2021.

/Signature Pages Follow/

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Witnesses:	Assignor: [SPECIFIED PREDECESSORS]

_________________________________	By:
Printed Name:
_________________________________	Title:

Witnesses:	Assignee: GEMINI 5 THIRTY, LP

_________________________________	By:
Printed Name:
_________________________________	Title:

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ACKNOWLEDGMENTS

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this day, by ____________, as ___________ of [SPECIFIED PREDECESSOR].

Notary Public

My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this day, by ____________, as ___________ of GEMINI 5 THIRTY, LP, a Texas limited Partnership on behalf of said limited liability company.

Notary Public

My Commission Expires:

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